Exhibit 10.3

Confidential treatment has been requested for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [**]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Execution Version

BIG STONE SOUTH – ELLENDALE PROJECT

PROJECT OWNERSHIP AGREEMENT

Dated as of June 12, 2015

Confidential

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	5.1.3	Manner of Payment	40
	5.1.4	No Counterclaim; No Set-Off	40

ARTICLE 6 BUDGETS, ACCOUNTING			40
6.1	Construction Phase		40
	6.1.1	Project Budgets	40
	6.1.2	CM Costs	40
6.2	Operating Phase		41
	6.2.1	Capital and Annual Operating Expense Budgets	41
	6.2.2	Operating Expenses and Capital Expenses	41
	6.2.3	Budget Deadlock	41
6.3	Interest		42
6.4	Disputed Contributions		42
6.5	Inspection and Audit Rights		42
6.6	NERC Compliance Policy		43
6.7	Records		43

ARTICLE 7 TAXES AND ASSESSMENTS			43
7.1	Management of Tax Matters		43
	7.1.1	Personal Taxes	43
	7.1.2	Sales, Consumer and Use Taxes	44
7.2	Payment of Taxes		44
7.3	Sharing of Taxes and Related Payments		44
7.4	Tax Credits or Other Tax Benefits		44
7.5	Non-creation of Taxable Entity		45

ARTICLE 8 INSURANCE AND CASUALTY DAMAGE			45
8.1	Insurance		45
8.2	Casualty		45
8.3	Insurance Proceeds		45
8.4	Destruction Event		46
	8.4.1	Damage or Destruction of Substantially All of the Project	46
	8.4.2	Payment of Restoration Costs	48

ARTICLE 9 CONDEMNATION			48
9.1	Condemnation of the Project		48
9.2	[RESERVED]		48
9.3	[RESERVED]		48
9.4	Notice of Condemnation		48
9.5	Condemnation Awards		49

ARTICLE 10 TRANSFERS			49
10.1	General Transfer Rule		49
10.2	Permitted Transfers		49
	10.2.1	Transfer to Affiliate(s)	49
	10.2.2	Collateral Assignment	49
	10.2.3	Transfer to Another Owner	49

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	10.2.4	Transfer to a Third Party	49
	10.2.5	Management Committee Approval	50
	10.2.6	Change of Control	50
	10.2.7	Freeze	50
	10.2.8	Exercise of a Collateral Assignment	50
10.3	Rules and Conditions to Transfer		50
	10.3.1	For Permitted Transfers	50
10.4	First Negotiation		52
	10.4.1	ROFN Offeree Owner’s Option	52
	10.4.2	Right of Offering Owner to Sell to Third Party	55

ARTICLE 11 FINANCING; FINANCING INSTRUMENTS			56
11.1	Pledge of Separate Property		56
11.2	Financing Instruments		56
11.3	Financing Party Cure Rights		57

ARTICLE 12 REPRESENTATIONS, WARRANTIES AND COVENANTS			57
12.1	Representations and Warranties		57
	12.1.1	Organization and Good Standing	57
	12.1.2	Power and Authority	57
	12.1.3	Authorization	57
	12.1.4	No Violation	57
	12.1.5	Approvals and Consents	58
	12.1.6	Binding Effect	58
	12.1.7	Joint Use	58
12.2	Covenants		58
	12.2.1	Compliance with Project Agreements	58
	12.2.2	[RESERVED]	58
	12.2.3	Governmental Approvals	58
	12.2.4	Project Real Property	59
	12.2.5	Availability of Personnel and Resources	59
	12.2.6	Risk of Loss and Damage	59
	12.2.7	[RESERVED]	59
	12.2.8	[RESERVED]	59
	12.2.9	Deposit by Assignee if No Longer Creditworthy	59

ARTICLE 13 MAXIMUM CM COSTS			60
13.1	Meeting to Consider Proposed Increase in the Maximum CM Cost Amount		60
13.2	Failure to Approve		60
13.3	Approval		60
13.4	Initial Round of the Cost Offering		61
	13.4.1	Election Notice	61
	13.4.2	Allocation Between Owners	61
	13.4.3	Effect of Full Subscription by Owners	61
	13.4.4	Effect of Partial Subscription	61

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ARTICLE 14 DEFAULTS RELATED TO CONSTRUCTION ACTIVITIES			62
14.1	Definitions for Defaults Related to Construction Activities		62
	14.1.1	Definition of Construction Period Payment Default	62
14.2	Provisions Governing Construction Period Payment Defaults		62
	14.2.1	[RESERVED]	62
	14.2.2	Suspension of Defaulting CPP Owner Voting Rights Upon Construction Period Payment Default	62
	14.2.3	Non-Defaulting CPP Owner Advance Following Construction Period Payment Default	62
	14.2.4	Requirements for and Effect of Cure of Construction Period Payment Default	63
	14.2.5	Automatic Freeze of Defaulting CPP Owner’s Interest if Curable Construction Period Payment Default Not Cured or Uncurable Construction Period Payment Default Occurs; Provisions Applicable to Automatic Freeze	65
14.3	[RESERVED]		66
14.4	[RESERVED]		66
14.5	[RESERVED]		66
14.6	[RESERVED]		66
14.7	[RESERVED]		66
14.8	Additional Cure Period for Financing Instrument		66

ARTICLE 15 DEFAULTS RELATED TO OPERATIONS ACTIVITIES; GENERAL DEFINITIONS; COVENANT DEFAULTS; INJUNCTIVE RELIEF, SPECIFIC PERFORMANCE, AND SET-OFF RIGHTS			67
15.1	General Provisions Related to Defaults		67
	15.1.1	[RESERVED]	67
	15.1.2	[RESERVED]	67
	15.1.3	Covenant Default	67
15.2	Provisions Governing Operations Payment Defaults		68
	15.2.1	Requirements for Cure of Operations Payment Default	68
	15.2.2	Remedies Applicable to Operations Payment Default	69
15.3	[RESERVED]		69
15.4	[RESERVED]		69
15.5	Provisions Applicable to Certain Defaults		69
	15.5.1	Available Damages	69
	15.5.2	No Consequential Damages	69
	15.5.3	Remedies Not Exclusive	70
	15.5.4	Interest on Overdue Obligations	70
15.6	Common Provisions Applicable to All Defaults		70
	15.6.1	Injunctive Relief and Specific Performance	70
	15.6.2	Right of Set-Off	70

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15.7	Additional Cure Period for Financing Instrument		70

ARTICLE 16 THIRD PARTY CLAIMS; SHARED LIABILITY; EFFECT OF INSURANCE; AND CONTRIBUTION			71
16.1	Third Party Claims		71
	16.1.1	Indemnification	71
	16.1.2	Notice of Third Party Claims	72
	16.1.3	Defense of Third Party Claims	72
	16.1.4	Prejudicial Actions	73
16.2	Exceptions and Clarifications		73
	16.2.1	Shared Liability	73
	16.2.2	Effect of Insurance	74
	16.2.3	Right of Contribution	74
	16.2.4	Project Costs	75

ARTICLE 17 CONFIDENTIALITY			76
17.1	Confidentiality of Information		76
17.2	Information Not Deemed Confidential Information		76
17.3	Requirement to Disclose Confidential Information		77
17.4	Compliance with FERC Standards of Conduct		77
17.5	Restrictions on Access to Critical Energy Infrastructure Information		77
17.6	Property of Owner		77
17.7	No Accuracy Warranty		78
17.8	Breach of Confidentiality Provisions		78
17.9	Public Disclosure		78
17.10	Public Disclosure Laws		78

ARTICLE 18 DISPUTE RESOLUTION FOR EXCLUDED MATTERS			78
18.1	Excluded Matters		78
18.2	Appointment of Arbitrator		78
18.3	Arbitration Process		79
18.4	Effect of Arbitrator’s Decision		79
	18.4.1	Percentage Calculation Dispute	79
18.5	Fees of Arbitrator		79
18.6	Confidentiality		79

ARTICLE 19 TERMINATION			79
19.1	Termination		79
	19.1.1	Termination of the Project	79
	19.1.2	Termination of this Agreement	80
19.2	Retirement and Retirement Costs		80
19.3	Effect of Project Termination		80
	19.3.1	Wind-up Plan	80
	19.3.2	Allocations and Distributions Upon Termination of Project	81

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ARTICLE 20 MISCELLANEOUS		82
20.1	Survival	82
20.2	Forward Contracts; Single Agreement	82
20.3	Force Majeure	82

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SCHEDULES AND EXHIBITS

SCHEDULE 1	Generally Applicable Provisions
SCHEDULE 3.2.3.1.8	Authorized Owner Representatives as of the Effective Date

EXHIBIT A	Development Period Assets
EXHIBIT B	Ownership Percentages
EXHIBIT C	Discretely Owned Substation Assets and Discretely Owned Substation Owners
EXHIBIT D	[RESERVED]
EXHIBIT E-1	Form of Assignment, Assumption, Partial Novation and Joinder Agreement
EXHIBIT E-2	Form of Assignment, Assumption, Novation and Joinder Agreement
EXHIBIT F	Insurance Plan
EXHIBIT G	NERC Compliance Policy
EXHIBIT I-1	[RESERVED]
EXHIBIT J	Form of Transmission Easement Agreement and Memorandum of Project Ownership Agreement.
EXHIBIT K	[RESERVED]
EXHIBIT L	[RESERVED]
EXHIBIT M	[RESERVED]
EXHIBIT N-1A	[RESERVED]
EXHIBIT N-2	[RESERVED]
EXHIBIT O	[RESERVED]
EXHIBIT P	Methodology for Recalculating Interests for Capital Improvements

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PROJECT OWNERSHIP AGREEMENT

THIS PROJECT OWNERSHIP AGREEMENT is entered into and effective as of June 12, 2015 (the “Effective Date”) by and between Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., a Delaware corporation (“MDU”), and Otter Tail Power Company, a corporation organized and existing under the laws of the State of Minnesota (“OTP”).  MDU and OTP shall be referred to herein:  (i) individually as an “Owner” and collectively as the “Owners,” and (ii) individually as a “Party” and collectively as the “Parties.”

RECITALS

A.           The Owners have determined that the Project and the Discretely Owned Substation Assets are necessary to: (i) enhance service reliability for electric customers in North Dakota, South Dakota and the MISO territories; (ii) strengthen the transmission network to meet additional demands for electric power; and (iii) enhance transmission system capacity to support the installation of renewable energy resources;

B.           The Owners have further determined that because the Project is both local and regional in nature, it is most efficient and effective for the Owners to enter into this Agreement to provide for the construction and operation of the Project in a collaborative manner;

C.           The Owners have entered into the Project Development Agreement pursuant to which they have or are currently undertaking Development Work;

D.           Contemporaneously herewith, the Owners have entered into: (i) the Construction Management Agreement; (ii) the Project Transmission Capacity Exchange Agreement; (iii) Operation and Maintenance Agreement; and (iv) such other agreements as the Owners have deemed necessary;

E.           In accordance with Section 9.1.2 of the Project Development Agreement, the Parties should enter into the Project Agreements; and

F.           Each Owner desires to enter into this Agreement and the other Project Agreements to facilitate the completion of the Project.

AGREEMENT

In consideration of the foregoing Recitals, the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Owner agrees as follows:

ARTICLE 1

DEFINITIONS, SCHEDULES AND EXHIBITS

1.1	Definitions. In addition to the other terms defined herein, the following terms, whether in the singular or in the plural, when used herein, in Schedule 1 (Generally Applicable Provisions), in the exhibits attached hereto or in notices given under this Agreement and initially capitalized, have the meanings specified below:

Confidential

“Abandoning Owner” has the meaning given in Section 8.4.1.1.

“Advance” has the meaning given in Section 14.2.3.

“Advancing Owners” has the meaning given in Section 14.2.4.3.

“Affiliate Contracts” has the meaning given in Section 4.3.1.2.

“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, an Owner.

“Agreement” means this Project Ownership Agreement, as it may be supplemented or amended.

“Alternate” has the meaning given in Section 3.2.3.1.2.

“Applicable Energy Regulations” means the rules, Orders, regulations, practices, procedures and protocols established in compliance with Applicable Law by applicable Transmission Providers (such as the Midwest Independent Transmission System Operator, Inc.), electric reliability organizations (such as the North American Electric Reliability Corporation and the Midwest Reliability Organization) and comparable Persons that are applicable to the Services, the Maintenance Services, the Control Center Services, the Construction Work, the Discretely Owned Substation Assets, the Project or the performance of the obligations of the Parties hereunder.

“Applicable Law” means: (i) any and all laws (including all statutory enactments and common law), ordinances, constitutions, regulations, treaties, rules, codes, standards, Governmental Approvals, requirements and Orders that (a) have been adopted, enacted, implemented, promulgated, ordered, issued, entered or deemed applicable by or under the authority of any Governmental Body having jurisdiction over a specified Person (or the Properties of such Person) and (b) are applicable to the Services, the Construction Work, the Discretely Owned Substation Assets, the Maintenance Services, the Control Center Services, the Project or the performance of the obligations of the Parties (each in its respective capacities) under this Agreement; and (ii) Applicable Energy Regulations.

“Applicable Maintenance Activity(s)” means the Maintenance Activity(s) for which a Maintenance Provider or a Control Center Authority is responsible under the Operation and Maintenance Agreement, as more particularly set forth in Appendix A thereto.

“Arbitrator” has the meaning given in Section 18.2 of this Agreement or Article I of Schedule 1, as applicable.

“Authorized Owner Representatives” has the meaning given in Section 3.2.3.1.2.

“Big Stone South Substation” means the substation owned by OTP and described on Exhibit C, which substation is not part of the Project.

“Bona Fide Third Party Transaction” has the meaning given in Section 10.4.1.8.

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“Books and Records” has the meaning given in Section 6.5.

“BSSE Design Criteria Guidelines” means the requirements established in Appendix C of the Operation and Maintenance Agreement, as such requirements are amended by the Management Committee.

“Budget Deadlock” has the meaning given in Section 6.2.3.

“Budgets” means one or more of the Project Budget and Final Budget.

“Business Day” means any day other than a Saturday, Sunday or federal holiday.

“Capital Expenses” means expenses incurred in connection with Capital Improvements.

“Capital Improvements” means capital additions or modifications to the Project that are undertaken after the applicable In-Service Date  and will be funded by the Owners according to Ownership Percentages pursuant to Section 4.4.1(x) in accordance with a Final Budget. Capital Improvements include Modifications that are required by Applicable Law, but exclude (i) work undertaken pursuant to the Construction Management Agreement or the Construction Agreements in accordance with the Project Plan, (ii) Upgrades, and (iii) Non-Project Modifications.

“Casualty” means damage or destruction to Property.

“CEII” has the meaning given in Section 17.5.

“Chair” means the Owner Representative who is acting as the chair of the Management Committee, which Owner Representative may change from time to time in accordance with Section 3.2.3.5.

“Change in Law” means any change in, or enactment of, any Applicable Law or official published policy regarding the interpretation or enforcement of any Applicable Law by a Governmental Body that takes effect after the Effective Date  and affects or relates to the performance of the obligations of the Owners (individually or collectively) under this Agreement, including the imposition of any new Governmental Approval requirements; provided, however, a change in Applicable Law affecting only a tax payable or any other cost of performance hereunder will not constitute a Change in Law.

“Change of Control” means for any Person, (i) a change in any Person or Persons that directly or indirectly possess the power either to (a) vote fifty percent (50%) or more of the securities or interests having ordinary voting power for the election of directors (or other comparable controlling body) of such Person or (b) direct or cause the direction of management or policies of such Person, whether through the ownership of voting securities or interests, by contract or otherwise, or (ii) the creation of a Person or Persons that directly or indirectly possess the power either to (a) vote fifty percent (50%) or more of the securities or interests having ordinary voting power for the election of directors (or other comparable controlling body) of such Person or (b) direct or cause the direction of management or policies of such Person, whether through the ownership of voting securities or interests, by contract or otherwise, in each case where no such Person or Persons existed before, or (iii) if such Person is a cooperative or a joint

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action agency, the merger or consolidation of such Person with or into another Person in accordance with Applicable Law.

“CM Costs” has the meaning given in Section 5.4.1 of the Construction Management Agreement.

“CM Subcontract” means each contract, agreement or other arrangement with the Construction Manager or a CM Subcontractor on the one hand, and any CM Subcontractor on the other hand, establishing the terms of performance of any part of the Construction Management Services.

“CM Subcontractor” means each and every supplier, subcontractor, vendor, consultant or contractor of any tier performing any part of the Construction Management Services or Real Property Management Services, directly or indirectly, for the Construction Manager.  Reference to an Owner as a “CM Subcontractor” excludes any reference to the owner’s Affiliates and to such Owner in any other capacity.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral Assignment” has the meaning given in Section 10.2.2.

“Commission” or “Commissioning” (or any derivation thereof) means the process of verifying the safety, reliability and performance (including testing) of the Project in accordance with the applicable Construction Agreements and Good Utility Practice.

“Complete Taking” has the meaning given in Section 9.1.

“Condemnation Action” means a taking by any Governmental Body (or other Person with power of eminent domain) by exercise of any right of eminent domain or by appropriation and an acquisition by any Governmental Body (or other Person with power of eminent domain) through a negotiated purchase in lieu thereof.

“Condemnation Awards” has the meaning given in Section 9.5.

“Confidential Information” has the meaning given in Section 17.1.

“Consequential Damages” has the meaning given in Section 15.5.2.1.

“Construction Agreements” means all contracts, agreements or arrangements establishing the terms of performance of any part of the Construction Work, including CM Subcontracts, Subcontracts and Development Period Contracts, but specifically excluding (i) this Agreement, (ii) the Construction Management Agreement, (iii) the Real Property Agreements and (iv) construction contracts arising from the Substation Work.

“Construction Management Agreement” means that certain Construction Management Agreement, by and between the Owners and the Construction Manager, effective as of the Effective Date.

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“Construction Management Services” has the meaning given in Section 2.2.1 of the Construction Management Agreement.

“Construction Manager” means OTP, solely in its capacity as the Construction Manager under the Construction Management Agreement and permitted successors and assigns.  Reference to the Construction Manager excludes any reference to the Construction Manager in any other capacity.

“Construction Period Payment Default” has the meaning given in Section 14.1.1.1.

“Construction Work Schedule” has the meaning given in Section 3.2.2.2(xiv).

“Construction Work” means all activities that are necessary, desirable or incidental to placing the Project in service, and achieving Final Completion of the Project in accordance with Good Utility Practice and the Project Plan, other than:  (i) the Services and (ii) the obligations of the Owners (individually or collectively through the Management Committee) under the Construction Management Agreement.

“Consumables” means items such as compressed chemicals, oils, lubricants, cleaning supplies, gaskets, valve packing, light bulbs, and comparable items which, by normal industry practices, are considered consumables and are replaced on a regular basis, required for cleaning or preparing the Project to be placed in service.

“Contractor Procured Materials” means all Equipment and Materials that are procured for the Project and not designated as Owner Procured Materials.

“Contractor” means any Person with whom the Owners enter into a Construction Agreement.  Reference to an Owner as a “Contractor” excludes any reference to such Owner in any other capacity.

“Control Center Authority” means a Person designated as a “Control Center Authority” in the Operation and Maintenance Agreement, which Person, when acting under the Operation and Maintenance Agreement in such capacity, will have day-to-day operational control over the Project, including a Person that executes a joinder in a form acceptable to such Person and the Management Committee to become a Control Center Authority under the Operation and Maintenance Agreement.  Reference to a Control Center Authority excludes any reference to a Control Center Authority in any other capacity.

“Control Center Services” means the services to be provided by a Control Center Authority as set forth in the Operation and Maintenance Agreement.

“Cost Offering Effective Date” has the meaning given in Section 13.4.3(i).

“Cost Offering Initial Round Subscription Date” has the meaning given in Section 13.4.1.

“Cost Offering” has the meaning given in Section 13.3.

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“Covenant Default” has the meaning given in Section 15.1.3.

“CPP Default Accrued Interest” has the meaning given in Section 14.2.4.5.

“CPP Default Cure Period” has the meaning given in Section 14.2.4.1.

“CPP Default Late Fee” has the meaning given in Section 14.2.4.4.

“CPP Default OPCs” has the meaning given in Section 14.2.4.3.

“Creditworthiness Failure Notice” has the meaning given in Section 12.2.9.

“Creditworthiness Loss Triggered Advance” has the meaning given in Section 12.2.9.

“Creditworthy” means, as of the date of a proposed Transfer, a credit rating (determined without regard to any Third Party credit enhancement) obtained during the twelve (12) Month period immediately preceding such date, of at or above the Minimum Rating.  For purposes of this definition, “Minimum Rating” means at least two ratings of S&P BBB-, Moody’s Baa3, Fitch BBB-, or better, or the equivalent for another nationally recognized rating agency of similar standing to S&P or Moody’s or Fitch (provided that at least one of such ratings must be from S&P or Moody’s) on: (i) the long term unsecured obligations of a transferee or its guarantor;  or (ii) in the absence of a rating under clause (i), the most recent long-term fixed rate Debt instrument issued by or on behalf of a tax-exempt transferee or its guarantor during the twelve (12) Month period preceding the date of a proposed Transfer.  A rating of BBB- (S&P or Fitch) or Baa3 (Moody’s) or equivalent for another agency where the rating agency has publicly announced that such rating is currently on review for a possible downgrade, cannot be used to qualify as Creditworthy.

“Curable Construction Period Payment Default” has the meaning given in Section 14.2.4.

“Damages” means any loss, charge, deficiency, tax, fine, interest, assessment, judgment, award, demand, liability, penalty or costs and expenses, including amounts paid in settlement, reasonable attorneys and other professional fees and reasonable costs of investigation.

“Debt” means for any Person, without duplication:

(i)           indebtedness of such Person for borrowed money;

(ii)          obligations of such Person evidenced by bonds, debentures, notes, mortgages or other similar instruments;

(iii)         obligations of such Person to pay (a) amounts due under financing leases, or (b) the deferred purchase price of Property or services (other than accounts payable in the ordinary course of business), or (c) amounts due under capitalized or operating leases;

(iv)         obligations of such Person under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or

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otherwise to assure a creditor against loss in respect of, indebtedness or obligations of another Person;

(v)          obligations of such Person under interest rate or currency protection agreements or other hedging instruments;

(vi)         obligations of such Person to purchase securities (or other Property) that arise out of, or in connection with, the sale of the same or substantially similar securities (or Property); or

(vii)        deferred obligations of such Person to reimburse any bank or other Person in respect of amounts paid or advanced under a letter of credit or other instrument.

“Default” means the occurrence of any Construction Period Payment Default, Operations Payment Default, or Covenant Default.  The existence or non-existence of a Default may be disputed in good faith by either Owner.

“Defaulting Owner” means an Owner that is in Default, including a Defaulting CPP Owner.

“Defaulting Owner Advance Amounts” has the meaning given in Section 14.2.4.6.1.

“Defaulting CPP Owner” has the meaning given in Section 14.2.2.

“Deficiency Amount” has the meaning given in Section 14.2.3.

“Destruction Event” has the meaning given in Section 8.4.1.1.

“Destruction Windup Plan” has the meaning given in Section 8.4.1.1.

“Development Period Assets” has the meaning given in Section 3.1.2.

“Development Period Contracts” has the meaning given in Section 3.1.2.

“Development Work” means the matters, actions and activities undertaken by the Parties to the Project Development Agreement in furtherance of the development of the Project.

“Disclosing Party” has the meaning given in Section 17.3.

“Discretely Owned Substation Assets” means the Big Stone South Substation and the Ellendale 345 kV Substation, all as identified in Exhibit C.  Discretely Owned Substation Assets will not constitute part of the Project.

“Discretely Owned Substation Costs” means the costs incurred by a Discretely Owned Substation Owner for the engineering, procurement, construction or commissioning of upgrades to the Discretely Owned Substation Assets that are necessary in connection with the Project.

“Discretely Owned Substation Owner” means an Owner that owns a Discretely Owned Substation Asset as provided in Section 3.1.1.2.

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“Dispute” has the meaning given in Section 3.1 of Schedule 1.

“Disqualified Affiliate Matters” has the meaning given in Section 4.3.2.

“Distributable Cash” has the meaning given in Section 19.3.1.2.

“E&O Committee” has the meaning given in Section 3.2.3.7.3.

“Effective Date” has the meaning given in the first paragraph of this Agreement.

“Ellendale 345 kV Substation” means the substation owned by MDU and described as the Ellendale 345 kV Substation on Exhibit C.

“Emergency” means any circumstance or condition that will or could imminently be expected to materially harm the safe and reliable operation of all or a portion of the Project, the Transmission Grid or otherwise endanger public safety, Property or the environment.

“Equipment” means any product that:  (i) is to be incorporated into the Project; (ii) is an assembly of operational or non-operational parts, whether motorized or manually operated; and (iii) requires service connections such as wiring.

“Escrow Agreement” means that certain Escrow Agreement, by and between the Owners and the Escrow Agent, effective as of the Effective Date.

“Escrow Agent” means U.S. Bank National Association or such other bank as determined by the Management Committee for establishment and maintenance of the Project Accounts.

“Excluded Matter” means Percentage Calculation Disputes as provided in Section 18.1.

“Fair Market Value” means the value that would be obtained for the Ownership Percentage of an Owner in an arms-length transaction between an informed and willing buyer and an informed and willing seller, taking into account the then applicable facts and circumstances.

“FERC” means the Federal Energy Regulatory Commission, a regulatory Governmental Body of the United States, or any successor thereto.

“FERC Standards of Conduct” has the meaning given in Section 17.4.

“Final Budget” has the meaning given in Section 6.2.1.

“Final Completion” with respect to the Project means the determination by the Management Committee that “Final Completion” thereof has been achieved in accordance with Section 11.4 of the Construction Management Agreement.

“Final Completion Date” means the date determined in accordance with Section 11.4 of the Construction Management Agreement as the date on which Final Completion of the Project occurs.

“Final Offered Terms” has the meaning given in Section 10.4.1.4.

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“Final Order” means an Order as to which:  (i) no request for stay is pending before the issuing Governmental Body, no such stay is in effect, and, if any deadline for filing any such request is designated by Applicable Law, such deadline has passed; (ii) no petition for rehearing or reconsideration of such action is pending before the issuing Governmental Body, and if any deadline for filing any such petition is designated by Applicable Law, such deadline has passed; (iii) the issuing Governmental Body does not have the action under reconsideration on its own motion; and (iv) no appeal to a court, or request for stay by a court, of the issuing Governmental Body’s action is pending or in effect, and, if any deadline for filing any such appeal or request is designated by Applicable Law, such deadline has passed.

“Financing” means: (i) Debt on terms acceptable to an Owner, the proceeds of which are intended to be used, in whole or in part, to finance the costs of construction of the Project (including Capital Improvements that become part of the Project), (ii) Debt as to which the Liens (including Permitted Owner Liens) of one or more Financing Parties have previously been perfected and which Liens will attach to or encumber that Owner’s Ownership Percentage, (iii) Debt heretofore or hereafter secured under a mortgage, deed of trust or security agreement or instrument which grants a Lien on substantially all of the tangible property of either Owner, or (iv) any refinancing, renewal, or continuation, in whole or in part, of any of the foregoing.

“Financing Instrument” means a mortgage, deed of trust or security agreement or instrument, and any amendment or supplement thereto entered into at any time, pursuant to which a Lien of one or more Financing Parties has been granted prior to, at or after the Effective Date, and will attach to, cover and encumber an Owner’s Ownership Percentage or any other interest of such Owner in the Project to secure Debt of such Owner.

“Financing Parties” means any and all lenders, bondholders, underwriters and financing institutions, including credit enhancers and institutional investors, providing or facilitating a Financing and any trustee(s) or agent(s) acting on any of their behalf, and any successors, assigns or other transferees of any of the foregoing.

“Fiscal Year” means the period of January 1 through December 31, unless otherwise determined by the Management Committee.

“Force Majeure” means the occurrence of an event or series of events that is beyond the reasonable control of the Person affected that hinders the performance under contract of such Person and does not result from the fault, negligence, intentional misconduct or willful misconduct of the affected Person or such Person’s failure to comply with Applicable Law or Good Utility Practice; and such event or series of events could not have been avoided by the affected Person through the exercise of reasonable diligence, including the expenditure of reasonable monies and/or taking reasonable precautionary measures, including (to the extent that such events satisfy the foregoing criteria), the following:

(i)	acts of God or the public enemy;

(ii)	expropriation or confiscation of the Project, or the Discretely Owned Substation Assets;

(iii)	war, terrorism, rebellion, sabotage, civil unrest or riot;

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(iv)	fires, explosions, hurricanes, floods, tornadoes, microbursts, other abnormally severe weather events or other natural catastrophes;

(v)	actions or inaction of a Governmental Body affecting performance required in connection with the Construction Work. the Discretely Owned Substation Assets or the obligations of the Parties under this Agreement;

(vi)	a Change in Law;

(vii)	as to the Construction Manager, delays in the delivery of Owner Procured Materials;

(viii)	conditions at, on or affecting the Project Real Property that could not have been reasonably anticipated, including the existence of Hazardous Substances or archeological materials;

(ix)	operating conditions on the Transmission Grid that restrict outages, testing, commissioning or access; and

(x)	strikes and other labor disturbances.

Under no circumstance will an event of Force Majeure excuse a Person’s obligations to make payments when due under this Agreement, unless such Force Majeure event results in a failure of the Federal Reserve wire system or other failure of the banking system that deprives a Person of access to otherwise available funds.

“Formula” shall mean, in the case of an Owner, the total CM Costs paid by the Owner divided by the total CM Costs paid by both Owners.

“Freeze” has the meaning given in Section 14.2.5.

“Good Utility Practice” means any of the practices, methods or acts engaged in or approved by a significant portion of the electric utility industry in the region during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition in a manner that: (i) is consistent with Applicable Law; (ii) makes due consideration for reliability, safety and protection of the Project and the Transmission Grid; and (iii) is consistent with manufacturer’s recommendations and warranties.  Good Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to be a range of acceptable practices, methods or acts generally accepted in the region.

“Governmental Approval(s)” means all waivers, franchises, variances, permits, authorizations, certificates, licenses and Orders of or from any Governmental Body having jurisdiction over either Owner, the Construction Manager, CM Subcontractors, Contractor, Subcontractor, Maintenance Provider, Control Center Authority, the Services, the Maintenance Services, the Control Center Services, the Construction Work or any portion of the Project, or the Discretely Owned Substation Assets, as may be in effect from time to time.

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“Governmental Body” means any: (i) nation, state, county, city, town, village, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, tribal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, board, commission, department, instrumentality, office or other entity, and any court), in any such case exercising, or entitled to exercise, administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature over this Agreement, any part of the Project, the performance of the Services, the Construction Work, the Project Real Property, the Construction Manager or either of the Owners. For purposes of this definition, a Person that establishes Applicable Energy Regulations will be deemed to be a Governmental Body; provided, however, an Owner will never be deemed to be a Governmental Body except when an Owner is a Transmission Provider establishing Applicable Energy Regulations in its capacity as a Person entitled to exercise functional control over a portion of the Transmission Grid in accordance with Applicable Law established by other Governmental Bodies that have jurisdiction over such Owner.

“Hazardous Substances” means petroleum hydrocarbons, including crude oil or any fraction thereof, asbestos, radon, polychlorinated biphenyls (PCBs), methane and all other substances which now are or in the future may be defined by Applicable Law as “hazardous substances,” “hazardous wastes,” “extremely hazardous wastes,” “toxic substances,” “infectious wastes,” “biohazardous wastes,” “medical wastes,” “radioactive wastes” or which are otherwise listed, defined or regulated in any manner pursuant to any Applicable Law that pertains to the protection of human health and safety or the environment.

“Incremental Cost Offering CP Percentage” has the meaning given in Section 13.4.3(ii).

“Indemnified Persons” has the meaning given in Section 16.1.1.

“Indemnifying Owner” has the meaning given in Section 16.1.1.

“Individually Enforceable Obligations” has the meaning given in Section 15.1.3.2.

“Inflation Factor” means the percentage obtained by determining the change in the unadjusted, non-seasonal Consumer Price Index/All Urban Consumers (1982-84=100), published in the National Income and Product Account by the U. S. Department of Commerce, Bureau of Labor Statistics during the period in question. To the extent available on a timely basis the percentage change will be calculated using the final adjusted value for the applicable date of determination.  If such final adjusted value is unavailable on a timely basis, then the preliminary value for the date of determination will be used and subsequently adjusted when the final adjusted value for such date is published.  If such final adjusted value is subsequently determined to be incorrect, then it will be adjusted when the corrected final adjusted value for such date is published.

“In-Service Date” means the date on which the Project is placed in service and the Maintenance Provider and the Control Center Authority begin performance of the Maintenance Services and Control Center Services, respectively.

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“Insurance Plan” means the plan for the Project insurance set forth in Exhibit F, as it may be changed by the Management Committee from time to time.

“Insurance Proceeds” has the meaning given in Section 8.3.

“Interconnection Agreement” means an agreement providing for the terms and conditions pursuant to which the Project, or any portion thereof, is interconnected with the Transmission Grid.

“Interconnection Coordinator” has the meaning given in Section 4.4.1(ii).

“Late Payment Rate” means the lesser of (i) the Prime Rate plus two percent (2%) per annum or (ii) the highest per annum interest rate allowed by Applicable Law.

“Lien Waiver” means a waiver of Liens in substantially the form approved by the Management Committee from time to time.

“Lien” means any lien (including a mechanic’s lien, a materialmen’s lien and a supplier’s lien), security interest, option, easement, restriction on transferability, defect of title or other claim, demand, charge or encumbrance of any nature whatsoever, including any restriction on the use, voting, Transfer, receipt of income or other exercise of any attributes of ownership.

“Main Escrow Account” means an account established by the Owners pursuant to the Escrow Agreement for the purpose of receiving funds for the payment or reimbursement of Project Costs.

“Maintenance Activity(s)” means a maintenance activity that is specified in Appendix A to the Operation and Maintenance Agreement.

“Maintenance Costs” means the costs incurred by a Maintenance Provider in the performance of the Maintenance Services

“Maintenance Provider” means, with respect to the Project, the Person designated as the “Maintenance Provider” for the Project in the Operation and Maintenance Agreement.  Reference to a Maintenance Provider excludes any reference to a Maintenance Provider in any other capacity.

“Maintenance Services” means the services set forth in Article 3 of the Operation and Maintenance Agreement and the other provisions thereof as applicable to a Maintenance Provider with respect to the Applicable Maintenance Activities set forth in Appendix A of the Operation and Maintenance Agreement.

“Management Committee Powers” has the meaning given in Section 3.2.2.2.

“Management Committee” means the Management Committee established pursuant to this Agreement.

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“Materials” means any products, supplies or materials that are to be incorporated into the Project, whether or not substantially shaped, cut, worked, mixed, finished, refined or otherwise fabricated or processed.  The term “Materials” is intended to include any item that is to be incorporated into the Project that is not an item of Equipment or a Consumable.

“Maximum CM Cost Amount” means Three Hundred and Sixty Million Dollars ($360,000,000).

“Maximum Cost Offering Amount” has the meaning given in Section 13.4.1.

“MDU” has the meaning given in the first paragraph of this Agreement.

“Minimum Rating” has the meaning given in the definition of Creditworthy.

“Modifications” means any capital additions or modifications to the Project that are undertaken after the In-Service Date, including (i) Capital Improvements, (ii) Upgrades, and (iii) Non-Project Modifications.

“Month” means a calendar month.

“Moody’s” means Moody’s Investors Service, Inc.

“NERC” means the North American Electric Reliability Corporation, a reliability organization responsible for the oversight of the regional reliability councils established to ensure the reliability and stability of the bulk electric supply system in North America including the Transmission Grid.

“NERC Compliance Policy” means the NERC Requirements as set forth in Exhibit G.

“New Maximum CM Cost Amount” has the meaning given in Section 13.4.3(i).

“Non-Defaulting CPP Owner” has the meaning given in Section 14.2.3.

“Non-Defaulting Owner” means an Owner that is not in Default, including a Non-Defaulting CPP Owner.

“Non-Exclusive Defaults” has the meaning given in Section 15.5.1.

“Non-Performing Owner” has the meaning given in Section 15.1.3.1(i).

“Non-Prevailing Party” means (i) the objecting Owner if the Arbitrator’s determination confirms the Percentage Calculation, or (ii) the non-objecting Owner if the Arbitrator’s determination confirms the Percentages set forth in the applicable Notice.

“Non-Pro Rata Upgrade” has the meaning given in Section 4.4.1(ix)(ii).

“Non-Project Modification” means a Modification that is not approved by the Management Committee for inclusion in a Final Budget and that is  undertaken by one but not both of the Owners as permitted by this Agreement.  A Non-Project Modification will not constitute

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part of the Project and is not governed by the Project Agreements, except as provided in Section 4.4.

“Notice” means a Recalculation Notice or an Objection Notice under Section 3.1.3.3.1.

“Objecting Owner(s)” has the meaning given in Sections 3.1.3.3.1.

“Objection Notice” has the meaning given in Section 3.1.3.3.1.

“Offered Percentage” has the meaning given in Section 10.4.

“Offered Terms” has the meaning given in Section 10.4.

“Offering Owner” has the meaning given in Section 10.4.

“Operating Expenses” means all expenses of operating and maintaining the Project, without duplication, including all amounts payable under the Project Agreements (other than the Construction Management Agreement); expenses of obtaining and maintaining Governmental Approvals; expenses of performance of obligations under the Project Agreements (other than the Construction Management Agreement); Maintenance Costs and Control Center Costs, as defined in the Operations and Maintenance Agreement; expenses associated with Project Real Property and other assets of the Project; insurance premiums, deductibles, and self-insured retentions as provided in Appendix F to the Operation and Maintenance Agreement; Taxes; utilities; licenses; impositions; general, administrative, and management expenses; consulting and professional fees; and all other fees, costs and expenses, in each case necessary for the operation and maintenance of the Project and the conduct of the business of the Owners as tenants-in-common. The following do not constitute Operating Expenses: (i) expenses of any Financing sought or obtained by an Owner; (ii) amounts paid by either Owner to a Transmission Grid operator or a regional transmission organization; (iii) expenses of either Owner that are not related to the Project; (iv) expenses of either Owner that are related to the Project but are not due and owing to such Owner pursuant to a written contract among the Owner in its capacity as a provider of goods or services to the other Owner and such Owner in its capacity as an Owner; (v) expenses of either Owner that are related to the Project but have not been approved by the Management Committee or approved pursuant to a dispute resolution process; (vi) expenses for which an individual Owner, the Construction Manager, a Maintenance Provider or a Control Center Authority is solely responsible under a Project Agreement (other than in respect of its Ownership Percentage); (vii) CM Costs; or (viii) expenses incurred by a Party in connection with improvements to a Discretely Owned Substation Asset as required by Section 3.1.6.

“Operating Standard” means the requirements, as applicable, for the operation and management of the Project, in all material respects, in accordance with:

(i)	(a) requirements of Governmental Approvals and Applicable Law; (b) Good Utility Practice; (c) additional requirements adopted by the Management Committee; and (d) the requirements of applicable insurance policies then in effect; and

(ii)	the warranties, operating manuals and procedures for the Project and applicable portions thereof.

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“OP Default OPCs” has the meaning given in Section 15.2.1.3.

“Operating Year” means the twelve (12) Month calendar year; provided, however, the first Operating Year will begin on the In-Service Date of the Project and end on December 31 of that year.

“Operation and Maintenance Agreement” means that certain Operation and Maintenance Agreement, by and between the Owners and the Maintenance Provider and Control Center Authority, effective as of the Effective Date.

“Operations Payment Default” means the failure of an Owner to pay, when due, any Operating Expenses or Capital Expenses required to be paid by it under this Agreement, if payment is not received within fifteen (15) days after the date such payment was due.

“Order” means any judgment, award, decision, directive, consent decree, injunction (whether temporary, preliminary or permanent), ruling, writ or order adopted, enacted, implemented, promulgated, issued, entered or deemed applicable by or under the authority of any Governmental Body or Arbitrator (but as to an Arbitrator, with respect to injunctive and other equitable relief, only to the extent permitted by this Agreement) that is binding on any Person or its Property under Applicable Law.

“Original Base MVA” means the Base MVA as originally determined pursuant to Paragraph 1(a)(i) of Exhibit P (Methodology For Recalculating Interests For Upgrades) promptly after the Substantial Completion Date, without regard to any adjustments of such Base MVA as so originally determined.

“Original Maximum CM Cost Amount” means the Maximum CM Cost Amount immediately preceding the applicable Proposed Increase in the Maximum CM Cost Amount.

“OTP” has the meaning given in the first paragraph of this Agreement.

“Owner” means each Person set forth in the preamble that is a party to this Agreement; provided, however, the term “Owner”: (i) excludes any Person whose Ownership Percentage becomes zero in accordance with the terms of this Agreement from and after the effective date when its Ownership Percentage became zero; provided, further, that any such Person whose Ownership Percentage becomes zero is not released from its obligations under (a) this Agreement or the Project Transmission Capacity Exchange Agreement to the extent the same arose, accrued or first became performable prior to the effective date when its Ownership Percentage became zero; and (ii) includes a Person that later executes a Transfer Agreement as transferee in accordance with the provisions of this Agreement from and after the effective date set forth in such Transfer Agreement.  Reference to an “Owner” means an owner of an Ownership Percentage under this Agreement and excludes reference to any other capacity of such Person, including serving as a Construction Manager, Contractor, Subcontractor, Maintenance Provider or Control Center Authority.

“Owner Claiming Contribution” has the meaning given in Section 16.2.3.2.

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“Owner Procured Materials” means the items of Equipment and Materials proposed in the procurement plan other than such items that the Management Committee, after consultation with the Construction Manager, directs the Construction Manager not to procure.

“Owner Representative” has the meaning given in Section 3.2.3.1.

“Owner Subject To Contribution” has the meaning given in Section 16.2.3.2.

“Ownership Percentage(s)” has the meaning given in Section 3.1.3.1.1.

“Party” or “Parties” has the meaning set forth in the preamble.

“Percentage Calculation Dispute” has the meaning given in Section 18.1.

“Percentage Calculation” has the meaning given in Section 3.1.3.3.1.

“Percentages” means the Ownership Percentages.

“Performing Owner” has the meaning given in Section 15.1.3.1.

“Permitted Owner Lien” means a Lien against the Ownership Percentage of either Owner that such Owner grants, or has granted, to a Financing Party.

“Permitted Purpose” has the meaning given in Section 17.1.

“Permitted Transfer” has the meaning given in Section 10.2.

“Person” means any individual, corporation, partnership, limited liability company, association, joint stock company, trust, unincorporated organization, joint venture, Governmental Body or other entity with legal constitution under Applicable Law.

“Personal Taxes” has the meaning given in Section 7.1.1.

“Prime Rate” means the per annum (365 or 366 days, as appropriate) prime rate as published on the last banking day of the applicable Month in the “Money Rates” table of The Wall Street Journal; provided, however, if more than one such prime rate is published, the mean will be used for purposes of this Agreement, until the Management Committee specifies a different reference publication or equivalent bank rate.

“Pro Rata Upgrade” has the meaning given in Section 4.4.1(ix)(i).

“Proceeding” means any suit, litigation, arbitration, hearing, audit, investigation or other action (whether civil, criminal, administrative or investigative) commenced, brought, conducted, heard by or before, or otherwise involving, any Governmental Body or Arbitrator.

“Procured Materials” means Owner Procured Materials and Contractor Procured Materials, in the aggregate.

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“Project” means, (i) as more particularly identified in Appendix A to the Construction Management Agreement, a 345 kV transmission line from the Ellendale 345 kV Substation to the Big Stone South Substation and consisting of all the equipment and materials, installations and facilities, including associated site improvements, appurtenances and structures procured, installed or constructed between the deadend towers within the Ellendale 345 kV Substation and the Big Stone South Substation; (ii) Capital Improvements, including those required by interconnection requests; (iii) Upgrades; (iv) Project Real Property and all Property interests that arise in connection with the Project Real Property ; and (v) all other Property related to or associated with the Project Real Property in which the Owners have joint right, title or interest, including the Governmental Approvals, the Project Agreements, the Procured Materials, the Construction Agreements and the Real Property Agreements.  The Project does not, however, include Discretely Owned Substation Assets or Non-Project Modifications.

“Project Account” means the Main Escrow Account and any sub-accounts thereof established by or at the direction of the Management Committee under the Escrow Agreement.

“Project Agreements” means this Agreement, the Construction Management Agreement, the Project Transmission Capacity Exchange Agreement, the Operation and Maintenance Agreement, the Transmission Easement Agreements and any other contract or agreement designated as a “Project Agreement” by the Management Committee, which in no event may include (i) the Construction Agreements, (ii) Real Property Agreements, or (iii) any contract or agreement that relates to the Discretely Owned Substation Assets or Non-Project Modifications, except in the case of agreements between the Owners with respect to such assets.

“Project Budget” means the Project Budget forecasting the cost to complete the Project as provided in Section 5.1.1 of the Construction Management Agreement.

“Project Capacity” means the then current maximum power that can be transmitted over the Project, without consideration of constraints imposed by the balance of the Transmission Grid or the Discretely Owned Substation Assets.

“Project Change Request” means a submittal by the Construction Manager to the Management Committee, as provided in Section 5.3.2 of the Construction Management Agreement.

“Project Costs” means the CM Costs, Operating Expenses, Capital Expenses, Construction Work costs and any other amounts related to the Project incurred at the direction of the Management Committee; provided, however, (i) costs incurred in connection with Discretely Owned Substation Assets do not constitute Project Costs and (ii) costs incurred by an Owner, Construction Manager, Maintenance Provider or Control Center Authority in negotiation of the commercial terms of: (A) the Project Agreements; (B) the Construction Agreements; or (C) any contract regarding the operation or maintenance of the Project does not constitute a Project Cost unless the counterparty is a Third Party.

“Project Design Book” means the compilation, in electronic format, of documents, drawings, GPS coordinates, route maps, access routes and associated contact information, and information that reflects the final specifications and design of the Project, including “as built”

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design, engineering and construction documents, required to be delivered by any Contractor in accordance with the provisions of the applicable Construction Agreement.

“Project Development Agreement” means that certain Project Development Agreement between the Parties, dated effective as of June 27, 2012, establishing the terms and conditions pursuant to which Development Work was undertaken prior to the Effective Date.

“Project Plan” has the meaning given in Section 3.2.2.2(xiv), a copy of which as of the Effective Date is attached as Appendix A to the Construction Management Agreement, which may be revised from time to time pursuant to Section 4.1.2 of the Construction Management Agreement.

“Project Real Property” means the fee interests, licenses, rights-of-way, easements, access and egress rights and other real property interests on which the Project is to be located, including any licenses, rights-of-way, easements and other real property interests necessary for access to and egress from the Project.

“Project Transmission Capacity Exchange Agreement” means that certain Project Transmission Capacity Exchange Agreement by and between the Owners, effective as of the Effective Date.

“Property” means any kind of property or asset, whether real, personal, mixed, tangible or intangible.

“Proposed Budget” means a five-year budget describing Capital Expenses and other Operating Expenses that the Maintenance Provider recommends.

“Proposed Increase in the Maximum CM Cost Amount” means a Project Change Request provided by the Construction Manager to the Management Committee that estimates an amount of an increase in the Maximum CM Cost Amount, which, based on estimates and information then known to the Construction Manager, reasonably would be necessary to achieve Final Completion.

“Real Property Agreements” means contracts, agreements, instruments or arrangements providing for the acquisition of Project Real Property.

“Real Property Management Services” means the services furnished by the Construction Manager to the Owners to acquire the Project Real Property.

“Rebuild Election Notice” has the meaning given in Section 8.4.1.1.

“Rebuilding Owner” has the meaning given in Section 8.4.1.1.

“Recalculation Notice” has the meaning given in Section 3.1.3.3.1.

“Representatives” has the meaning given in Section 17.1.

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“Responsible Entities” means the Maintenance Provider and the Control Center Authority with assigned responsibility for maintenance or operation of the Project as set forth in the Operation and Maintenance Agreement.

“ROFN Closing” has the meaning given in Section 10.4.1.7.

“ROFN Election Notice” has the meaning given in Section 10.4.1.5.

“ROFN Offeree Owner” has the meaning given in Section 10.4.

“ROFN Option Period” has the meaning given in Section 10.4.1.

“ROFN Trigger Notice” has the meaning given in Section 10.4.

“ROFN” has the meaning given in Section 10.4.

“S&P” means Standard & Poor’s Ratings Group, a division of McGraw-Hill Inc.

“Sales Taxes” has the meaning given in Section 7.1.2.

“Scope of Work” has the meaning given in Section 3.2.2.2(xiv).

“Senior Executive(s)” means an officer of an Owner who is authorized to settle the applicable dispute and who is not an Authorized Owner Representative.

“Services” means the Maintenance Services, the Construction Management Services, the Real Property Management Services and the Control Center Services.

“Shared Liability Claim” has the meaning given in Section 16.2.1.

“Shared Liability” has the meaning given in Section 16.2.1.

“Subcontract” means each contract, agreement or arrangement between any Contractor or Subcontractor, on the one hand, and any Subcontractor, on the other hand, establishing the terms of performance of any part of the Construction Work.

“Subcontractor” means each and every supplier, subcontractor, vendor, consultant or contractor of any tier performing any part of the Construction Work including providing any studies, reports, plans, evaluations or Procured Materials, in connection with the Construction Work, directly or indirectly for or to any Contractor.  Reference to an Owner as a “Subcontractor” excludes any reference to such Owner in any other capacity.

“Substantial Completion” means the achievement of the following conditions as to the Project:  (i) completion of Construction Work to the extent required for the safe, reliable and continuous operation of the Project consistent with Good Utility Practice and Applicable Law; (ii) completion of Commissioning of the Project; (iii) vendor and construction documentation (including start-up procedures and copies of applicable portions of the Project Design Book) and any special tools necessary to support continuous, safe and reliable operation of the Project have been delivered to the Maintenance Provider; (iv) the Project has been energized and placed in

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service (unless otherwise specified by the Management Committee); and (v) unless waived by the Construction Manager as to any Lien or indemnity agreement (such waiver only to be effective as to establishing the existence of Substantial Completion and for no other purpose), the Construction Manager has received from each Contractor under a Construction Agreement and Subcontractor under a Subcontract, in each case, with a contract value equal to or greater than One Hundred Thousand Dollars ($100,000), duly executed Lien Waivers.

“Substantial Completion Date” means the date that Substantial Completion has occurred.

“Substation Work” means all activities that are necessary, desirable or incidental to complete the obligations of each Owner to construct its respective Discretely Owned Substation Assets.

“Taxes” has the meaning given in Section 7.1.1.

“Third Party Claim Damages” has the meaning given in Section 16.1.1.

“Third Party Claim” has the meaning given in Section 16.1.1.

“Third Party” means any Person that is neither a party nor an Affiliate of a party to this Agreement.

“Transfer Agreement” has the meaning given in Section 10.3.1.3.

“Transfer Effective Date” has the meaning given in Section 12.2.9.

“Transfer” has the meaning given in Section 10.1.

“Transmission Easement Agreements” means those certain transmission easement agreements as set forth in the Form Transmission Easement Agreement and Memorandum of the Project Ownership Agreement and as shown in Exhibit J, dated as of the Effective Date, by and between a Discretely Owned Substation Owner and the other Owner.

“Transmission Grid” means the electric transmission system to which the Project will be directly interconnected and of which it will become a part.

“Transmission Information” has the meaning given in Section 17.4.

“Transmission Provider” means any Person, including an Owner, who exercises functional control over the operation of a portion of the Transmission Grid as necessary to effectuate transmission transactions that it administers and provides transmission service under a tariff, rate schedule or other agreement.

“Uncurable Construction Period Payment Default” has the meaning given in Section 14.2.4.

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“Uniform System of Accounts” means the FERC’s “Uniform System of Accounts Prescribed for Public Utilities and Licensees (Class A and Class B),” in effect as of the Effective Date, as such Uniform System of Accounts may be modified from time to time.

“Upgrade” means a Modification undertaken after the In-Service Date that increases the Project Capacity, whether such Upgrade is a Pro-Rata Upgrade or a Non-Pro Rata Upgrade.

“Wind-up Plan” has the meaning given in Section 19.3.1.

1.2	Certain Conflicts Between Project Agreements. As between the Owners: (i) in the event of any conflict between this Agreement and the Construction Management Agreement with respect to the authority, rights and obligations of the Construction Manager, the Construction Management Agreement will control; and (ii) in the event of any conflict between this Agreement and the Operation and Maintenance Agreement with respect to the authority, rights and obligations of the Maintenance Provider or Control Center Authority, the Operation and Maintenance Agreement will control.

1.3	Schedules and Exhibits. This Agreement consists of this document itself and the Schedules and Exhibits that are specifically made a part hereof and incorporated herein by reference.

ARTICLE 2

TERM

2.1	Term. The term of this Agreement will commence at the Effective Date and will continue until this Agreement has been terminated pursuant to Section 19.1.2.

ARTICLE 3

PROJECT OWNERSHIP, INTERESTS AND GOVERNANCE

3.1	Nature of Ownership and Ownership Percentages.

3.1.1	Nature of Ownership Interest.

3.1.1.1	Project Held as Tenancy-in-Common. The Project will be owned by the Owners as tenants-in-common in undivided ownership interests. Such ownership interests will be (i) in accordance with the Ownership Percentages described in Section 3.1.3.1.1, as adjusted pursuant to this Agreement.

3.1.1.2	Discretely Owned Substation Assets. The Discretely Owned Substation Assets are owned individually by the Owners as follows: the Big Stone South Substation is owned by OTP and the Ellendale 345 kV Substation owned by MDU. The Discretely Owned Substation Assets are not part of the Project and the costs associated with the same are not used to determine the Ownership Percentages.

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3.1.1.3	Transmission Revenues. Transmission-related revenues arising from an Owner’s Ownership Percentage in the Project and its ownership of the Discretely Owned Substation Assets are the individual Property of the Owner.

3.1.2	Property Interests Created Prior to the Effective Date. The Owners acknowledge and agree that all Property interests created under the Project Development Agreement (the “Development Period Assets”), including (i) those Property interests set forth on Exhibit A and (ii) the contracts entered into prior to the Effective Date under the Project Development Agreement that remain, in whole or in part, executory as of the Effective Date, each of which is set forth in Exhibit A (the “Development Period Contracts”), have been or are hereby transferred to and are to be utilized by, in and as part of the Project, in the name of the Owners, free and clear of any and all Liens other than Permitted Owner Liens.

3.1.3	Ownership Percentage.

3.1.3.1	Exhibit B.

3.1.3.1.1	Ownership Percentage. Exhibit B sets forth the Ownership Percentage of each Owner (the “Ownership Percentage(s)”) as of the Effective Date. The Ownership Percentages of the Owners may be increased or decreased after the Final Completion Date, and Exhibit B revised, for (i) Non-Pro Rata Upgrades in accordance with the formula set forth in Exhibit P, or (ii) termination of the Project and completion of the Wind-up Plan, and from time to time after the Effective Date as a result of the occurrences set forth in Articles 10 (Transfers) or 13 (Maximum CM Costs) or 14 (Defaults Related to Construction Activities) or 19 (Termination) in accordance with the Formula. Any change in the Ownership Percentage(s) shall become effective on the later of (A) the date on which the revised Schedule 2 to the Project Transmission Capacity Exchange Agreement is accepted for filing by the FERC, or (B) the date specified by the Owners as the effective date of the change.

3.1.3.2	[RESERVED].

3.1.3.3	Calculation Upon Project Termination or Upon a Recalculation Notice.

3.1.3.3.1	Recalculation of Percentages. (i) As soon as practicable after termination of the Project and completion of the Wind-up Plan, or (ii) within sixty (60) days after receipt by an Owner of a revised Exhibit B as a result of the occurrences set forth in Section 4.4.1(ix) (Non-Pro Rata Upgrade), or Articles 10 (Transfers), 13 (Maximum CM Costs), 14 (Defaults Related to Construction Activities) or 19 (Termination), an Owner

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provides notice to the Management Committee and the other Owner that the Owner Percentages as shown on the most recent Exhibit B is incorrect (which notice must include such Owner’s “Percentage Calculation,” which is defined below), (each under clauses (i) and (ii) a “Recalculation Notice”), the Management Committee and a Senior Executive of the Owner that sent a Recalculation Notice will meet in good faith during the twenty (20) day period following the Management Committee’s receipt of the Recalculation Notice to determine whether the Ownership Percentages set forth on the most recent Exhibit B are correct. If, at the end of such period, the Management Committee and such Senior Executive do not agree on whether the Ownership Percentages set forth on the most recent Exhibit B are correct, then the Owner objecting to the calculation of the Owner Percentages (such Owner for purposes of this Section 3.1.3.3 and Article 18, an “Objecting Owner”) shall deliver a notice to the Management Committee and the other Owner specifying its objections thereto in reasonable detail (an “Objection Notice”).

3.1.3.3.2	Dispute Resolution Concerning Percentage Calculation. If, following termination of the Project and completion of the Wind-up Plan, or as a result of the occurrences set forth in Section 4.4.1(ix) (Non-Pro Rata Upgrade), or Articles 10 (Transfers), 13 (Maximum CM Costs), 14 (Defaults Related to Construction Activities) or 19 (Termination), a dispute exists as to the Ownership Percentage to be set forth in a revised Exhibit B, the Owners will resolve the dispute in accordance with Article 18 (Dispute Resolution for Excluded Matters).

3.1.3.3.3	No Effect on Prior Decisions. If any Ownership Percentages are changed pursuant to Section 3.1.3 or Article 18, actions requiring a vote of and actions by the Management Committee that were taken based on the vote levels established by such Ownership Percentages reflected in Exhibit B prior to any such change will remain in full force and effect and will not be subject to challenge as a result of any such change; provided, however, the foregoing will not apply to Management Committee actions that apply to and affect the proper allocation of CM Costs or Distributable Cash or pro rata allocations related thereto, between the Owners, and any such change(s) to Exhibit B will be retroactively effective and adjusted.
3.1.4	[RESERVED].

3.1.5	Waiver of Right to Partition. The Owners recognize that the physical partition of the Project or any part thereof would be impractical and inconsistent with the

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purposes for which this Agreement is made. Each of the Owners agrees that it will not take any action at any time by a Proceeding or otherwise exercise any right available under Applicable Law to partition the Project or any part thereof in any way, whether by partition in kind or by sale and division of the proceeds thereof. Each of the Owners further irrevocably waives the right of partition and the benefit of all Applicable Law (including statutory and common law) that may now or hereafter authorize such partition of the Project or any part thereof. If any such right of partition accrues, after the Effective Date, each Owner will from time to time upon the written request of the other Owner execute and deliver such further instruments as may be necessary to confirm the foregoing waiver and release of its right to partition. By way of clarification, the Owners acknowledge and agree that the waiver of the right to partition the Project contained in this Section 3.1.5 only applies to the Project. The provisions of this Section 3.1.5 will be binding upon and inure to the benefit of the Owners, their respective successors and assigns, including Financing Parties and their respective successors and assigns, and will run with the Project. Each Owner agrees to insert a similar covenant in any contract with any Person (other than another Owner) that acquires all or any portion of its Ownership Percentage, which covenant will be enforceable by either Owner or by the Management Committee. This waivers specified in this Section 3.1.5 will be summarized in the Transmission Easement Agreement(s) in substantially the form attached hereto as Exhibit J, which will be recorded in all relevant jurisdictions.

3.1.6	Discretely Owned Substation Assets.

3.1.6.1	Creation of Transmission Easement and Survival of Rights. Each Discretely Owned Substation Owner will grant the other Owner an irrevocable, non-fee or royalty bearing (i) non-exclusive limited right to connect its Ownership Percentage of the Project to the Discretely Owned Substation Assets and (ii) non-exclusive easement for the transmission of energy and data through the Discretely Owned Substation Assets. The non-exclusive rights to connect to and easements granted through the Discretely Owned Substation Assets shall be a limited to an initial term of ninety-nine (99) years from the Effective Date.

3.1.6.2	Discretely Owned Substation Owner Obligations. Each Discretely Owned Substation Owner agrees to construct the Discretely Owned Substation Assets prior to Substantial Completion and to pay for the Discretely Owned Substation Costs thereof.

3.2	Management Committee.

3.2.1	Establishment. The Owners hereby establish the Management Committee which will consist of the representatives appointed by the Owners in accordance with Section 3.2.3.1.

3.2.2	Powers.

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3.2.2.1	No Unilateral Owner Action. Except as provided in Section 3.2.4.1.1, Section 4.3.1.2, and Section 14.2.2, no Owner will have any right to unilaterally exercise control or management powers over the Project or any portion thereof or otherwise enter into any legally binding commitment of any kind or nature with respect to the Project that is legally binding on any other Owner solely by virtue of being a party to this Agreement, in each case other than the Discretely Owned Substation Assets; provided, however, this Section 3.2.2.1 will not prevent an Owner from entering into a legally binding commitment of any kind or nature with respect to the Project, or a Discretely Owned Substation Asset that binds only such Owner.

3.2.2.2	Management Committee Powers. The Owners hereby grant the Management Committee all authority, right and power to exercise the Management Committee Powers in accordance with the terms of this Agreement. Subject to Section 3.2.2.3, all decisions in respect of constructing, equipping, designing, operating, maintaining and administering the Project will be made by the Owners, acting through the Management Committee (the “Management Committee Powers”), including:

(i)	oversight, management and administration (including enforcement and termination) of and compliance with, all Project Agreements, all Construction Agreements, all Real Property Agreements and all other contracts that relate to the Project to which the Owners are parties or by which they are bound;

(ii)	exercising all rights and fulfilling all duties and responsibilities granted to, and taking all action required of, the Management Committee as set forth in or contemplated by any Project Agreement;

(iii)	compliance with Applicable Law, the establishment of Operating Standards and the taking of such other action as the Management Committee deems necessary or that may be required under Applicable Law or Operating Standards with respect to the development, construction, acquisition and completion of the Project for commercial service; the procurement, replacement, modification or renewal of all or any part thereof; the making of Capital Improvements thereto; the operation and maintenance thereof; and the retirement or salvaging of all or any part thereof;

(iv)	applications for the issuance, modification, extension or renewal or surrender of, and compliance with, all Governmental Approvals relating to the Project or any portion thereof;

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(v)	except as delegated to the Construction Manager or a Maintenance Provider, the adjustment of losses and settlement of any losses covered by insurance obtained under the Project Agreements and obtaining and maintaining insurance and performing risk management activities relating to the Project, all as set forth in the Insurance Plan;

(vi)	except as delegated to the Construction Manager or a Maintenance Provider, the pursuit, defense and settlement of claims and causes of action of any kind relating to the Project;

(vii)	the establishment of such committees and subcommittees as it believes appropriate in accordance with Section 3.2.3.7;

(viii)	the approval of all Budgets and any amendments or modifications thereto;

(ix)	acting upon any matter relating to the Project brought before the Management Committee by an Owner;

(x)	the establishment of accounting, inventory, auditing and other operating procedures as it deems appropriate and which are consistent with the requirements of this Agreement;

(xi)	the sale, replacement or other disposition of Property of the Project (other than pursuant to the Wind-up Plan), except that a Maintenance Provider may sell, replace or otherwise dispose of Property in the ordinary course of business in accordance with Good Utility Practice and the applicable provisions of the Operating and Maintenance Agreement;

(xii)	the use of the composite fiber optic overhead ground wire that is to be incorporated into the Project for any purpose other than electric utility communications by the Owners in connection with the Project;

(xiii)	subject to compliance with all Governmental Approvals, the use of any part of the Project for any purpose other than electric utility purposes by the Owners;

(xiv)	approval of (i) any significant changes to the Substantial Completion Date or Final Completion Date or the definition of the Project, (ii) the schedule for the execution of the Construction Work (the “Construction Work Schedule”), and (iii) the scope of work for the Project (the “Scope of Work”). The Scope of Work together with the Construction Work Schedule are collectively, the “Project Plan”;

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(xv)	obtaining and monitoring information on the progress of the construction of the Discretely Owned Substation Assets; and

(xvi)	performing such other duties as set forth in the Project Agreements.

3.2.2.3	Individual Owner Responsibility; Right to Amend this Agreement; and Individually Enforceable Obligations. Notwithstanding anything to the contrary contained in this Section 3.2.2 or elsewhere in this Agreement, each Owner acting in its individual capacity and not the Management Committee or any other Owner, will have the exclusive (i) obligation to obtain, maintain and comply with all Governmental Approvals required for it to be an Owner or a party to the Project Agreements, (ii) responsibility to comply with its obligations under the Project Agreements, (iii) right to agree to amend the Project Agreements and (iv) right and responsibility to enforce the Individually Enforceable Obligations.

3.2.3	Composition, Attendance, Meetings, Etc.

3.2.3.1	Authorized Owner Representatives. The Management Committee will be composed of a representative from each Owner (“Owner Representative”). By way of clarification, if an Owner Transfers all of its Ownership Percentage, it will no longer be an Owner and will not be entitled to appoint an Owner Representative or an Alternate. Also by way of clarification, if an Owner transfers less than all of its Ownership Percentage, then the transferring Owner and transferee Owner collectively will only be entitled to appoint an Owner Representative and an Alternate.

3.2.3.1.1	Basis for Voting. Except as provided in Section 3.2.4.1, each Owner Representative will be entitled to vote a percentage of the total votes of the Management Committee that reflects the Ownership Percentage held by the Owner or Owners that designated the Owner Representative to the Management Committee.

3.2.3.1.2	Alternates. Each Owner will also designate an alternate for its or their Owner Representative (an “Alternate” and together with the respective Owner Representative, the “Authorized Owner Representatives”). Notwithstanding anything to the contrary in this Agreement, an Alternate may exercise the powers of the Owner Representative, of an Owner or Affiliated Owners, as the case may be, at a meeting only if such Owner Representative is not in attendance at the meeting.

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3.2.3.1.3	Removal and Replacement. Each Owner may remove and replace its or their Authorized Owner Representative at any time with or without cause and without the approval of the other Owner upon prior notice to the other Owner.

3.2.3.1.4	Contact Information. Each Owner will promptly give notice to the other Owner of any change in the name, business address, business telephone or business facsimile number of any of its Authorized Owner Representatives.

3.2.3.1.5	Agent of Appointing Owner. Each Authorized Owner Representative will be the agent of the Owner that designated such Authorized Owner Representative. Accordingly, (i) the vote or other act of an Authorized Owner Representative in respect of any matter will be deemed to be the vote or act of the Owner that designated such Authorized Owner Representative and may be conclusively relied upon by the Management Committee and the other Owner and (ii) no Authorized Owner Representative will owe (or be deemed to owe) any duty (fiduciary or otherwise) to an Owner other than the Owner that designated such Authorized Owner Representative.

3.2.3.1.6	[RESERVED].

3.2.3.1.7	Expenses. Each Owner or Affiliated Owners will be responsible for the expenses of its or their Authorized Owner Representatives.

3.2.3.1.8	Authorized Owner Representatives as of the Effective Date. Schedule 3.2.3.1.8 identifies the duly appointed Authorized Owner Representatives of each Owner and their contact information as of the Effective Date.

3.2.3.2	Attendance. Each Owner will use reasonable efforts to cause one of its Authorized Owner Representatives to attend each meeting of the Management Committee and no Owner will withhold the presence of its Authorized Owner Representatives to prevent, delay or forestall decisions on matters under consideration by the Management Committee. A reasonable number of representatives or agents (as to third party representatives or agents, after execution of an appropriate non-disclosure agreement) of the Owners may attend meetings. Meetings may be conducted in person, by telephone or by other means acceptable to the Management Committee. Attendees who are not an Authorized Owner Representative will be identified at the commencement of each meeting, will have no power to vote on any matters, but may participate in discussions in accordance with the Management Committee’s approval.

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3.2.3.3	Meetings.

3.2.3.3.1	Frequency. The Management Committee will meet (i) at least once each Month until the Substantial Completion Date of the Project, unless otherwise determined by the Management Committee; (ii) at least annually thereafter unless otherwise determined by the Management Committee; and (iii) at any other time that a meeting is requested by an Owner.

3.2.3.3.2	Notice of Meetings. The Chair will give notice to each Authorized Owner Representative stating the place (or means if by telephone conference or other means), date and hour of each meeting of the Management Committee, together with an agenda for the meeting, not fewer than five (5) days before the date of the meeting (or as far in advance as is practicable under the circumstances if the meeting is called on shorter notice due to an Emergency or other exigent circumstance as determined in the discretion of the Chair). Other Owner Representatives may add items to the agenda by giving notice to each Authorized Owner Representative not fewer than two (2) days before the date of the meeting. Notices required under this Section 3.2.3.3.2 may be waived by all Authorized Owner Representatives either at the meeting or by written consent.

3.2.3.3.3	[RESERVED].

3.2.3.3.4	Waiver of Notice. Attendance of an Authorized Owner Representative at a meeting of the Management Committee will constitute a waiver of notification of the meeting by such Authorized Owner Representative, except where such Authorized Owner Representative attends for the express purpose of objecting to (i) the transaction of any business on the ground that the meeting is not called or convened in accordance with the requirements of this Agreement or (ii) the consideration of matters required to be included in the notification of the meeting but not so included, and any such objection is expressly made at the meeting.

3.2.3.4	Rules; By-laws. From time to time after the Effective Date, the Management Committee may adopt rules of order or by-laws, amend such rules of order or by-laws or adopt policy statements and directives, in each case that are consistent with this Agreement and as it considers necessary or appropriate for the conduct of its business and the exercise of the powers of the Management Committee.

3.2.3.5	Chair. Promptly after the Effective Date, the Management Committee will select an Owner Representative to act as Chair. Thereafter, unless

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otherwise agreed by the Management Committee or as provided in any by-laws adopted pursuant to Section 3.2.3.4, the Chair shall rotate between the Owner Representatives each calendar year. If an Owner removes its Owner Representative who is serving as Chair, the Management Committee will select a new Chair from among the Owner Representatives. The Chair, or his or her designee, will call and preside over all meetings of the Management Committee at which he or she is present. The Chair will have no powers or duties other than those specifically conferred by this Agreement or in any by-laws adopted by the Management Committee pursuant to Section 3.2.3.4, and will have no voting or veto power in addition to the right to vote as an Owner Representative.

3.2.3.6	[RESERVED].

3.2.3.7	Committees.

3.2.3.7.1	Consensus Committees. The Management Committee may, from time to time, appoint one or more committees of one or more individuals who may, but need not, be Authorized Owner Representatives, who will serve at the Management Committee’s pleasure, have such duties as the Management Committee determines and make recommendations to the Management Committee with respect to the matters requested of them by the Management Committee. Each committee appointed pursuant to this Section 3.2.3.7.1 will operate by consensus (i.e., unanimous agreement), and not by vote, and will promptly report any inability to reach consensus on an issue to the Management Committee and seek direction from the Management Committee with respect to such issue. Such committee will also follow such rules of order, policy statements and instructions for the conduct of its business as directed by the Management Committee.

3.2.3.7.2	[RESERVED].

3.2.3.7.3	E&O Committee. The Management Committee hereby establishes an Engineering and Operating Committee (the “E&O Committee”) and delegates to it the authority to undertake the obligations and exercise the rights accorded to it in the Operation and Maintenance Agreement or as otherwise determined by the Management Committee. Each Owner Representative may appoint one individual to serve on the E&O Committee, which individual may, but need not, be such Owner Representative or his or her Alternate. The individual appointed to serve on the E&O Committee may, from time to time, appoint a designee to attend an E&O Committee meeting in his stead,

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and such designee will be deemed to be the member at such meeting. The E&O Committee will take action only with the affirmative vote of all members of the E&O Committee. If any member of the E&O Committee does not vote in favor of an action, any member of the E&O Committee may submit the proposed action to the Chair of the Management Committee and the Chair will present the proposed action to the Management Committee. The Management Committee decision will become the decision of the E&O Committee and the E&O Committee will implement such decision.

3.2.4	Voting.

3.2.4.1	Basis for Voting and Required Voting Levels.

3.2.4.1.1	Basis for Voting. Each Authorized Owner Representative is entitled to vote at meetings of the Management Committee, by written consent of the Management Committee in accordance with Section 3.2.4.3, or by any other means adopted by the Management Committee. Except as specifically allowed by this Agreement, particularly with respect to a Default by an Owner, all decisions of the Management Committee shall be by unanimous (consensus) vote. Except with respect to voting rights provided for under Section 19.1.2, Authorized Owner Representatives will not be entitled to vote if the Owner that appointed him or her is a Defaulting Owner and the Default is material and not subject to a good faith dispute.

3.2.4.2	[RESERVED].

3.2.4.3	Action by Written Consent. Any action which may be taken by the Management Committee under this Agreement may be taken without a meeting if a written consent setting forth the action taken is executed by Authorized Owner Representatives representing all of the Ownership Percentages.

Article 4
CONSTRUCTION; OPERATION AND MAINTENANCE; AND CAPITAL IMPROVEMENTS

4.1	Construction.

4.1.1	[RESERVED].

4.1.2	Replacement Construction Management Agreement.

4.1.2.1	Approval and Execution of Replacement Construction Management Agreement. If the Construction Management Agreement terminates in

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accordance with its terms (except if a Wind-up Plan has been adopted) or would terminate but for the operation of Section 4.1.2.2, then, unless the Management Committee approves an Owner’s request to assume all rights and obligations of the Construction Manager under the Construction Management Agreement as provided in Section 4.1.2.2, and subject to Section 4.1.2.4, the Management Committee will manage the construction of the Project or will recommend a replacement of the Construction Manager and a replacement of the Construction Management Agreement for approval by the Owners.

4.1.2.2	Owner Option to Request Assumption of All Rights and Obligations of Construction Manager under Construction Management Agreement. If the Construction Management Agreement would otherwise terminate due to the resignation or removal of the Construction Manager in accordance with the terms of the Construction Management Agreement, either Owner (or, if an Owner is removed or resigns as Construction Manager, the other Owner) may ask the Management Committee, instead of permitting the Construction Management Agreement to terminate, to approve the assumption by such Owner of all rights and obligations of the Construction Manager under the Construction Management Agreement. The Management Committee may approve any such request.

4.1.2.3	[RESERVED].

4.1.2.4	Effect of Dispute and Resolution of Dispute. No Owner may refuse to pay any CM Cost pending resolution of any Dispute or delay relating to development of a replacement of the Construction Management Agreement.

4.1.2.5	Conflict Between Agreements. In the event of any conflict between this Agreement and the replacement of the Construction Management Agreement with respect to the authority, rights and obligations of the replacement Construction Manager, the replacement of the Construction Management Agreement will control, except for Owner rights and obligations with respect to Discretely Owned Substation Assets.

4.1.3	Voting with Respect to Construction Management Agreement Matters. The Construction Management Agreement sets forth certain matters requiring action by the Management Committee.

4.2	Operation and Maintenance.

4.2.1	[RESERVED].

4.2.2	Replacement Operation and Maintenance Agreement.

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4.2.2.1	Approval and Execution of Replacement Operation and Maintenance Agreement. If the Operation and Maintenance Agreement terminates in accordance with its terms with respect to a Maintenance Provider (except if a Wind-up Plan has been adopted) or would terminate but for the operation of Section 4.2.2.2, then, unless the Management Committee approves an Owner’s request to assume all rights and obligations of such Maintenance Provider under the Operation and Maintenance Agreement as provided in Section 4.2.2.2, and subject to Section 4.2.2.4, the Management Committee will manage the operation and maintenance of the Project or will recommend a replacement of the Maintenance Provider Manager and a replacement of the Operating and Maintenance Agreement for approval by the Owners.

4.2.2.2	Owner Option to Request Assumption of All Rights and Obligations of Maintenance Provider Under Operation and Maintenance Agreement. If an Operation and Maintenance Agreement would otherwise terminate due to the resignation or removal of the Maintenance Provider in accordance with the terms of the Operation and Maintenance Agreement, either Owner may ask the Management Committee, instead of permitting the Operation and Maintenance Agreement to terminate, to approve the assumption by such Owner of all rights and obligations of the Maintenance Provider under the Operation and Maintenance Agreement. The Management Committee may approve any such request.

4.2.2.3	[RESERVED].

4.2.2.4	Effect of Dispute and Resolution of Dispute. No Owner may refuse to pay any Operating Expenses or Capital Expenses pending resolution of any Dispute or delay relating to development of a replacement of the Operation and Maintenance Agreement.

4.2.2.5	Conflict Between Agreements. In the event of any conflict between this Agreement and the replacement of the Operation and Maintenance Agreement with respect to the authority, rights and obligations of the replacement Maintenance Provider, the replacement of the Operation and Maintenance Agreement will control.

4.2.3	Voting with Respect to Operation and Maintenance Agreement. The Operation and Maintenance Agreement sets forth certain matters requiring action by the Management Committee.

4.3          Business with Affiliates.

4.3.1	Affiliate Contracts.

4.3.1.1	Construction Management Agreement; Operation and Maintenance Agreement. The Owners acknowledge that the Construction

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Management Agreement and the Operation and Maintenance Agreement are between the Owners in their capacity as Owners and, as applicable, the Construction Manager in its capacity as Construction Manager, the Maintenance Provider in its capacity as Maintenance Provider, and the Control Center Authority in its capacity as Control Center Authority, and, as such constitute Affiliate Contracts. Each Owner hereby irrevocably waives any right to object to the terms of the Construction Management Agreement or the Operation and Maintenance Agreement on the grounds of lack of arm’s-length negotiations or the presence of terms not at least as favorable to the Owners as those available in the market from unaffiliated Third Parties.

4.3.1.2	Affiliate Contracts. After the Effective Date, the Owners and their Affiliates will not be precluded from providing goods or services to the Project or entering into Construction Agreements, a replacement of the Construction Management Agreement, a replacement of the Operation and Maintenance Agreement or other contracts or arrangements where an Owner or an Affiliate thereof is a party thereto in a capacity other than as an Owner or may benefit therefrom in a capacity other than as an Owner (together with the Construction Management Agreement and the Operation and Maintenance Agreement, “Affiliate Contracts”); provided, however, that except as provided in the Construction Management Agreement, all Affiliate Contracts will be (i) negotiated and administered in good faith on an arm’s-length basis and (ii) approved by the Management Committee, except no such approval is needed for the Construction Management Agreement or the Operation and Maintenance Agreement. Upon execution of any Affiliate Contract so approved by the Management Committee, each Owner will be deemed to have irrevocably waived any right to object to the terms of such Affiliate Contract on the grounds of the lack of arm’s-length negotiations or the presence of terms not at least as favorable to the Owners as those available in the market from unaffiliated Third Parties.

4.3.2	Disqualified Affiliate Matters. If an Owner or any of its Affiliates is (or is proposed to be) a party to an Affiliate Contract, then (i) such Owner or Affiliate entering into the Affiliate Contract in a capacity other than an Owner shall be responsible for Damages as provided in the Affiliate Contract notwithstanding the limitation on Damages contained in this Agreement or any other Project Agreement (but excluding for this purpose the Construction Management Agreement and the Operations and Maintenance Agreement), and (ii) such Owner’s Authorized Owner Representatives on the Management Committee shall be entitled to participate in but shall be disqualified from voting on decisions or actions involving a Disqualified Affiliate Matter. The disqualified Authorized Owner Representatives must receive notice of the intent to vote on the Disqualified Affiliate Matter and the Owner whose Authorized Owner Representative is disqualified must have had an opportunity to be heard on the matter by the Management Committee prior to any vote by the Management Committee on such Disqualified Affiliate Matter.

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“Disqualified Affiliate Matters” consist of actions by the Management Committee in approving, entering into, amending, interpreting or exercising any option under an Affiliate Contract, waiving any material provision thereof, or in response to a breach of or default (or alleged breach or default) under the subject Affiliate Contract (such as a waiver of the breach or default, notice of breach or event of default, or notice of termination for breach in accordance with the terms of the Affiliate Contract) or in enforcement or exercise of any rights or remedies in respect to such breach or default (or alleged breach or default); provided, however, as specified in Section 3.1 of Schedule 1, the existence of a breach or default under the Construction Management Agreement and the Operation and Maintenance Agreement is subject to the dispute resolution provisions of Schedule 1.

4.4	Principles Applicable to Upgrades and Other Modifications. The Owners recognize that the Transmission Grid is dynamically evolving and, during the term of this Agreement, requests for Modifications may occur. The Owners further recognize that Applicable Energy Regulations applicable to such requests will continue to evolve as the transmission needs of the region and the country are addressed by Governmental Bodies. Accordingly, the Owners, at the Effective Date, wish to set forth certain agreed upon principles to guide the actions of the Owners and the decision making of the Management Committee as Modifications are proposed and considered. The Owners agree that the Management Committee has the authority to delete, amend or replace the principles set forth in Sections 4.4.1(iv) and Sections 4.4.3(i) and (ii) below.

4.4.1	General Principles. The following are general principles applicable to all Modifications, however arising, including Third Party interconnection requests for generation, transmission to transmission or transmission to load:

(i)	The Owners will work cooperatively to resolve seams issues arising as a result of a Modification.

(ii)	Interconnection requests are to be directed to the Owner specified in Appendix A to the Operation and Maintenance Agreement (“Interconnection Coordinator”). The Interconnection Coordinator, on behalf of the Owners, will lead the negotiation of the terms of any interconnection or other related agreement that affects the Project. The Management Committee may change the Interconnection Coordinator from time to time.

(iii)	Modifications required by an interconnection request will be treated as a Capital Improvement unless otherwise agreed by the Management Committee.

(iv)	Subject to BSSE Design Criteria Guidelines, the then-current technical interconnection guidelines required by the Control Center Authority at the point of interconnection will be applicable to all interconnection requests. The then-current financial interconnection guidelines of the Interconnection Coordinator relating to the financing of or payment for

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such an interconnection request, if any, will be the starting basis of the negotiations with the party requesting interconnection; provided, however, except as otherwise required by Applicable Energy Regulations, the Management Committee will coordinate with the Owners to determine the extent and payment method(s) that will govern the financial obligations of the Owners applicable to such interconnection requests.

(v)	Issues arising between the Owners related to interconnection requests will be resolved by the Management Committee subject to the dispute resolution provisions set forth in Section 3 of Schedule 1 to this Agreement. Notwithstanding the foregoing, the Owners recognize that the Management Committee does not have authority to (a) modify or require a Transmission Provider to modify or violate the terms of any provision contained in such Transmission Provider’s open access tariff or (b) change a Control Center Authority’s technical interconnection guidelines that are applicable to an interconnection request, subject to BSSE Design Criteria Guidelines.

(vi)	In agreements between Third Parties and the Owners, the Interconnection Coordinator will use its commercially reasonable efforts to severally (and not jointly) bind each Owner only to the extent its interests appear in this Agreement.

(vii)	No Owner may unilaterally reduce the Project Capacity of the Project below the Original Base MVA. Without limiting an Owner’s right to take actions in respect of its non-Project related operations that may affect Project Capacity or the Original Base MVA, no Owner nor the Management Committee may take any action that would impair any other Owner’s capacity, rights or benefits attributable to the Project and the Discretely Owned Substation Assets as provided in this Agreement.

(viii)	[RESERVED].

(ix)	At any time the Project is subject to an Upgrade, and if the Owners participate in the financing of the Upgrade (i) in accordance with their then current respective Ownership Percentages, then the Ownership Percentages of the Owners will not be adjusted to reflect the additional capital investment made by the Owners (a “Pro Rata Upgrade”) or (ii) in percentages that differ from their then current respective Ownership Percentages (a “Non-Pro Rata Upgrade”), then the Ownership Percentages of the Owners will be recalculated in accordance with Exhibit P upon substantial completion of the Upgrade.

(x)	A Capital Improvement will be part of the Project, will be included in a Final Budget and will be owned and paid for by the Owners according to their Ownership Percentages, unless otherwise agreed by the Management Committee. A dispute over whether a Modification is required by Applicable Law (and therefore treated as a Capital Improvement) will be

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resolved subject to the dispute resolution process under Section 3 of Schedule 1.

(xi)	A Modification that is not required by Applicable Law may be proposed to the Management Committee by an Owner for the purpose of increasing capacity, maintaining or improving Project reliability in accordance with the BSSE Design Criteria Guidelines or for any other purpose that is consistent with Good Utility Practice. Any such proposed Modification will be treated as either a Capital Improvement pursuant to subparagraph (xii), or as a Non-Project Modification or an Upgrade pursuant to subparagraphs (xiii) through (xv).

(xii)	If the Management Committee approves any proposal made pursuant to subparagraph (xi), the Modification will constitute a Capital Improvement or a Pro Rata Upgrade as applicable, will be part of the Project, will be included in the Final Budget and will be owned and paid for by the Owners according to their Ownership Percentages, unless otherwise agreed by the Management Committee.

(xiii)	If the Management Committee does not approve a proposal made pursuant to subparagraph (xi), the proposing Owner may proceed with the Modification, as long as it does not impair any other Owner’s rights or benefits attributable to the Project and the Discretely Owned Substation Assets. Any such Modification will constitute a Non-Project Modification if it does not increase the Project Capacity of any part of the Project, or a Non-Pro Rata Upgrade if it increases the Project Capacity of the Project.

(xiv)	If a Modification is a Non-Project Modification, (i) it will not constitute a part of the Project, will be paid for and maintained entirely by the proposing Owner, and will not be subject to this Agreement or any other Project Agreement, except as provided in this Section 4.4 and except that the proposing Owner shall be obligated to indemnify the other Owner as provided in Article 16, and (ii) prior to proceeding with the Non-Project Modification, the Owners must enter into a written agreement specifying the scope of the Non-Project Modification and the obligations of the proposing Owner relating thereto, upon terms reasonably acceptable to both Owners.

(xv)	If the Modification is a Non-Pro Rata Upgrade, it will be part of the Project, and the Ownership Percentages of the Owners will be recalculated in accordance with Exhibit P.

4.4.2	[RESERVED].

4.4.3	Principles Applicable to Generator Interconnection Requests. The following are principles applicable to generator interconnection requests:

(i)	The Interconnection Coordinator, on behalf of the Owners, will arrange for

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the construction of Modifications required as a result of the generator interconnection request on terms and conditions acceptable to the Management Committee.

(ii)	With respect to Capital Improvements to the Project required to accommodate a generator interconnection request, the Interconnection Coordinator will recommend to the Management Committee for determination: (i) the party or parties responsible for construction of the Capital Improvements; (ii) the cost of constructing the Capital Improvements that will be financed by the Owners; and (iii) the timing of any payments by or to the interconnection customer.

Article 5
PAYMENT PROCEDURES

5.1	Payment/Invoices.

5.1.1	General. Each Owner will pay to the Main Escrow Account within the time frame set forth in the Construction Management Agreement its Ownership Percentage of all Project Costs, except (i) for Operating Expenses or (ii) as otherwise provided in Sections 5.1.1.1 and 5.1.1.3.

5.1.1.1	Full Subscription by Owners of Cost Offering. If a Cost Offering is fully subscribed by the Owners, then commencing with the first dollar after which CM Costs exceed the Original Maximum CM Cost Amount, all Owners that subscribed to the Cost Offering will pay their Incremental Cost Offering CP Percentage of all CM Costs in lieu of the non-subscribing and subscribing Owners paying their Ownership Percentage of CM Costs.

5.1.1.2	[RESERVED].

5.1.1.3	Freeze. If a Freeze occurs, then effective from such date until all CM Costs have been paid in full, the Owner who has assumed the Defaulting Owner’s Future Payment Obligations will pay the Defaulting Owner’s Incremental Freeze CP Percentage of all CM Costs, and the Defaulting Owner with respect to which the Freeze occurred will not pay its Ownership Percentage of CM Costs.

5.1.2	Main Escrow Account. The Management Committee may from time to time determine if payments for Project Costs that are not CM Costs or Operating Expenses are required from the Owners for deposit into the Main Escrow Account. Such payments will not be required from an Owner more than thirty (30) days prior to the date on which funds are required to be paid by the Management Committee. The Owners will make full payment to the Main Escrow Account in the amount and by the date determined by the Management Committee.

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5.1.3	Manner of Payment. All payments under this Agreement will be made by electronic funds transfer or wire transfer in immediately available funds for receipt by the due date (i) in the case of payments by an Owner either to the applicable Project Account or to such other Person as the Management Committee may designate to the Owners and (ii) in the case of payments to an Owner, to the bank account or Person designated by such Owner. Each Owner may change its account for receiving a payment or delivery by giving notice to the other Owner at least five (5) Business Days prior to the scheduled date for the payment or delivery to which such change applies.

5.1.4	No Counterclaim; No Set-Off. Subject to any good faith disputes regarding payment addressed pursuant to Section 6.4, each Owner will make, to the applicable Project Account, all payments required under this Article 5 as and when due, without demand, counterclaim, setoff, deduction or defense, and each Owner waives, to the extent permitted by Applicable Law, all rights now or hereafter conferred by statute or otherwise with respect to any such demand, counterclaim, setoff, deduction or defense.

Article 6
BUDGETS, ACCOUNTING

6.1	Construction Phase.

6.1.1	Project Budgets. The Owners have agreed that the anticipated CM Costs, excluding Operating Expenses, as of the Effective Date to be incurred through Final Completion is $331,000,000 (the “Project Budget”). All adjustments to the Project Budget must be approved from time to time by the Management Committee.

6.1.2	CM Costs.

6.1.2.1	Obligation to Pay CM Costs. Until all CM Costs have been paid, all invoices for such CM Costs submitted by the Contractors or other Persons for payment will be reviewed and approved in accordance with the terms of the Construction Management Agreement. The Owners will pay such costs in accordance with the Construction Management Agreement.

6.1.2.2	Payment of CM Costs. The Owners will pay their Ownership Percentage of CM Costs to the extent they are: (i) identified and included in the Project Budget, as adjusted; (ii) authorized to be paid pursuant to the terms of the Construction Management Agreement; (iii) approved as CM Costs by the Management Committee; or (iv) required to be expended in response to an Emergency or are otherwise due and owing under any Project Agreement or other legal obligation respecting the Project.

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6.2	Operating Phase.

6.2.1	Capital and Annual Operating Expense Budgets. The E&O Committee will prepare, in cooperation with the Maintenance Provider and Control Center Authority, and deliver to the Management Committee not later than July 1 of each Operating Year, a consolidated Proposed Budget, including both a proposed budget for Capital Expenses and a proposed budget for Operating Expenses, broken down by Applicable Maintenance Activities (if any), for the subsequent five (5) Operating Years. The Management Committee will review and vote on the Proposed Budget and the proposed Capital Expenses and Operating Expenses. If the Management Committee does not vote to approve a consolidated Proposed Budget, the E&O Committee will work with the Maintenance Provider and Control Center Authority to promptly re-submit a revised consolidated Proposed Budget to the Management Committee for its approval. Once the Management Committee approves a consolidated Proposed Budget, it will become the final budget (the “Final Budget”), which may only be amended by the further action of the Management Committee.

6.2.2	Operating Expenses and Capital Expenses.

6.2.2.1	Obligation to Pay Operating Expenses and Capital Expenses. The Owners will pay, in accordance with Section 5.1, all invoices for Operating Expenses and Capital Expenses submitted by the Maintenance Provider, Control Center Authority or other Persons for payment in accordance with the terms of the Operation and Maintenance Agreement. Each Owner will pay its Ownership Percentage of all Operating Expenses and Capital Expenses, regardless of whether such Operating Expenses and Capital Expenses are within the approved Final Budget.

6.2.2.2	Payment of Operating Expenses and Capital Expenses. For purposes of this Agreement, Operating Expenses and Capital Expenses will be paid to the extent they are: (i) Operating Expenses or Capital Expenses identified and included in the Final Budget; (ii) Operating Expenses or Capital Expenses authorized to be paid pursuant to the terms of the Operation and Maintenance Agreement; (iii) additional expenses approved as Operating Expenses or Capital Expenses by the Management Committee; or (iv) required to be expended in response to an Emergency or that are otherwise due and owing under any Project Agreement or other legal obligation respecting the Project.

6.2.3	Budget Deadlock. If by December 1 prior to any Operating Year after the Effective Date, the Management Committee does not vote to approve a Final Budget for the next Operating Year (a “Budget Deadlock”), then for the forthcoming Operating Year, until the Management Committee votes to approve such Budget, the unapproved budget proposed will not be implemented, but the Final Budget for such Operating Year previously approved by the Management

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Committee as part of the five (5) year rolling Final Budget process will remain in full force and effect until the Management Committee votes to approve a new Final Budget. If the applicable Operating Year is not covered by a Final Budget, then to the extent necessary, until a new Final Budget is approved, the Operating Expenses within the Final Budget currently in effect as adjusted by changes in the Inflation Factor from the commencement of the then-current Operating Year will continue in effect, plus the cost of Capital Improvements that are required for the Project to be maintained so as to meet the requirements of Applicable Law.

6.3	Interest. Upon establishment of the Project Accounts and from time to time thereafter, the Management Committee will direct the Escrow Agent how to invest the funds in the Project Accounts established and maintained by it. All interest accrued on the amounts in any Project Account will accrue to the benefit of the Owners collectively and will be used as an offset against Project Costs.

6.4	Disputed Contributions. If an Owner in good faith disputes whether an appropriate call for any payment or contribution (or any portion of a payment or contribution) has been made by the Management Committee, the Construction Manager, the Maintenance Provider or the Control Center Authority pursuant to the Project Budget or Final Budget then in effect or otherwise in accordance with this Agreement, such Owner may, after making such payment or contribution, as its exclusive remedy promptly notify the Management Committee of such dispute, including the amount in dispute, and invoke the provisions of Section 3 of Schedule 1. If, upon resolution of the Dispute, it is determined that the disputed amount was not due, the Management Committee, Construction Manager, Maintenance Provider or Control Center Authority, as the case may be, will correct the original invoice and refund (without interest) any disputed amounts paid by an Owner pursuant to such invoice.

6.5	Inspection and Audit Rights. The Construction Management Agreement and the Operation and Maintenance Agreement include provisions requiring the Construction Manager, the Maintenance Provider and Control Center Authority to keep, in conformity with all requirements of Applicable Law and the requirements of Section 6.7, proper books, records, accounts, ledgers, time cards, estimates, invoices, schedules, correspondence and other documents (whether in physical or electronic form) related to the Project (collectively, the “Books and Records”). The Management Committee may select and engage a public accounting firm to conduct a review of agreed accounting procedures and render its independent opinion with respect to the accuracy and appropriateness of the financial information and accounting practices relating to the Project in respect of any Fiscal Year (or partial year). Any costs and expenses related to the independent financial review, including payment for the time of the Construction Manager, Maintenance Provider(s) or Control Center Authority, will be Project Costs. The independent financial review, together with the accounting firm’s opinion, will be delivered promptly to each Owner no later than one hundred twenty (120) days following completion of such audit. During ordinary business hours and upon reasonable notice to the Management Committee, each Owner, or its designee, may inspect, copy and audit (directly or through certified public accountants of its choice), at its expense (including payment for the time of the Construction Manager, Maintenance Provider(s), Control Center Authority or other

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custodian of the Books and Records), the Books and Records. The Owners that desire to audit the Books and Records may coordinate their efforts and use common firms or personnel in order to ease the administrative burden on the Construction Manager, Maintenance Provider(s), Control Center Authority or other custodian of the Books and Records. The Books and Records of the Management Committee and the Owners are subject to the confidentiality requirements of this Agreement and are considered Confidential Information governed by Article 17.

6.6	NERC Compliance Policy. Each Owner in its capacity as an Owner, and in its capacity as a Responsible Entity (if any) as set forth in the Operation and Maintenance Agreement, acknowledges the importance of: (i) compliance with NERC reliability standards applicable to the Project and the Responsible Entities and (ii) diligent implementation of procedures designed to meet such standards. The Owners, in their capacities as Owners and as the Responsible Entities, agree to comply with the provisions of Exhibit G. The Owners also agree that, for purposes of the Operations and Maintenance Agreement, (A) any expenditures necessary to comply with the NERC Compliance Requirements shall be deemed to be excluded from the limit on Capital Expenses or Operating Expenses as contained in Section 7.3 thereof and the limit on the Management Committee’s obligation to approve cost overruns as contained in Section 7.5 thereof, and (B) the limit on damages as contained in Section 14.2.1.1 thereof shall not apply to damages arising from the Maintenance Provider’s or Control Center Authority’s obligation to comply with the NERC Compliance Policy. Upon the request of a Responsible Entity, each Owner shall provide the applicable Responsible Entity with information in its possession that such Responsible Entity may reasonably require to fulfill its obligations under this Section 6.6. If any Responsible Entity is not also an Owner, the Owners agree that any Operation and Maintenance Agreement with such Responsible Entity shall require the Responsible Entity to comply with the NERC Compliance Policy.

6.7	Records. The Management Committee will record or cause to be recorded accounting information in accordance with the Uniform System of Accounts, as modified by the requirements or permitted practices of Governmental Bodies applicable to one or more of the Owners. In the event of any changes in FERC’s accounting procedures that might result in charges different from those contemplated by this Agreement, the Owners will agree upon the appropriate changes to this Agreement to achieve the original intent of the Owners, unless otherwise agreed by the Owners.

Article 7
TAXES AND ASSESSMENTS

7.1	Management of Tax Matters.

7.1.1	Personal Taxes. Except for Personal Taxes, the Management Committee will have the authority and responsibility for administering, coordinating, filing returns, paying, seeking official tax rulings or determinations, and other related functions pertaining to taxes, payments in lieu of taxes, assessments, impositions, charges, and related costs arising out of the development, construction, ownership, operation, maintenance, alteration, repair, rebuilding, use or retirement of the

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Project or any part thereof (collectively “Taxes”) that are or may be imposed by any Governmental Body; provided, however, unless specifically authorized in writing by an Owner, such authority will not extend to any act or action affecting any exemption from Taxes or special tax treatment arising out of the Project to which an Owner may be entitled on a basis that is different from the other Owner. As used herein, the term “ Personal Taxes” means real property taxes, tangible personal property taxes, income taxes, franchise taxes, license fees, payments in lieu of taxes, Sales Taxes or excise taxes assessed against each Owner, relating to the Project or any assets of an Owner other than the Project, or relating to the Discretely Owned Substation Assets, the payment of which is and will remain the responsibility of each Owner so assessed. Each Owner may contest the validity or amount of any Personal Taxes, in each case, provided that the contested Personal Taxes will not remain unpaid for such length of time as will permit any part or all of the Project to be sold or foreclosed or any interest of either Owner therein to be subject to a Lien for the nonpayment of the same.

7.1.2	Sales, Consumer and Use Taxes. Except as otherwise directed by the Management Committee, the Construction Manager will be responsible for securing any refund of any such sales and use taxes to which each Owner may be entitled in accordance with Applicable Law arising from the procurement of Equipment, Materials and Services for construction of the Project (“Sales Taxes”), which refunds may be retained by each such Owner as its individually owned Property.

7.2	Payment of Taxes. The Management Committee will take all necessary actions to pay and discharge all Taxes that are imposed by any Governmental Body before the same become delinquent, except (i) Personal Taxes and (ii) those subject to a good faith contest by an appropriate Proceeding approved by the Management Committee.

7.3	Sharing of Taxes and Related Payments. All Taxes other than Personal Taxes will be Operating Expenses, which will be shared and paid by the Owners in proportion to their respective Ownership Percentage; provided, however, to the extent that the aggregate amount of the Taxes are reduced because one or more Owners are entitled to specific tax benefits resulting from its status apart from the Project, such Owners will be entitled to the entire benefit, to the extent of actual realization, of any exemptions from and reductions of such Taxes connected with or arising out of the development, construction, ownership, operation, maintenance, alteration, repair, rebuilding, use or retirement of the Project or any part thereof.

7.4	Tax Credits or Other Tax Benefits. If one Owner is entitled to Tax credits or other Tax benefits from a Governmental Body that are unrelated to its status as an Owner, the Owner that is entitled to such credits or benefits will be entitled to seek such credits or benefits and to retain any proceeds arising from such credits or benefits. Except as otherwise provided in Section 7.1.2, if either Owner is entitled to Tax credits or other Tax benefits from a Governmental Body that are related to their status as an Owner, then each such Owner will be entitled to seek such credits or benefits individually in an amount equal to the proportion

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that its Ownership Percentage bears to the Ownership Percentage of the other Owner and to retain any proceeds resulting therefrom.

7.5	Non-creation of Taxable Entity. Notwithstanding any other provision of this Agreement, the Owners do not intend to create hereby at law any joint venture, partnership, association taxable as a corporation, trust, limited liability company or other entity for the conduct of any business for profit. The Owners agree to elect under Section 761(a) of the Code, to exclude the transactions created by this Agreement from the application of Subchapter K, Chapter 1 of the Code, and the Owners agree to revise the terms of this Agreement to the extent and in a manner necessary to permit such election.

Article 8
INSURANCE AND CASUALTY DAMAGE

8.1	Insurance. The Management Committee will maintain, or include provisions in the Construction Management Agreement and the Operation and Maintenance Agreement, as applicable, requiring the Construction Manager, Maintenance Provider or Control Center Authority to maintain insurance of the types, in the amounts and with the deductibles specified in an insurance plan approved by the Management Committee (as it may be amended from time to time by the Management Committee, the “Insurance Plan”); provided that if, prior to the time of any such vote, an Owner informs the Management Committee that such amendment would violate the terms of an Owner’s Financing Instrument, then such amendment will require the approval of such Owner. The initial insurance plan is attached hereto as Exhibit F. Prior to the Final Completion Date of the Project, premiums payable under the Insurance Plan will constitute a CM Cost, and on and after such date, an Operating Expense.

8.2	Casualty. Promptly after any material Casualty to the Project, the Management Committee will determine a course of action with respect to the affected portions of the Project in accordance with Good Utility Practice. If a Casualty to the Project occurs, the Management Committee will diligently pursue available rights to compensation in respect of such Casualty that it determines are in the best interest of all of the Owners.

8.3	Insurance Proceeds. All insurance proceeds paid pursuant to the Insurance Plan in respect of the Project (herein sometimes referred to as the “Insurance Proceeds”) will be (i) deposited in a Project Account specified by the Management Committee, except as otherwise agreed by all of the Owners, for use as directed by the Management Committee in accordance with this Article 8, provided that if an Owner informs the Management Committee prior to its receipt of Insurance Proceeds that one of such Owner’s Financing Parties requires that its Ownership Percentage of the Insurance Proceeds be paid to such Financing Party, then such Insurance Proceeds will be so paid; provided, however, within ten (10) Business Days after such payment, such notifying Owner must either (a) deposit its Ownership Percentage of the Insurance Proceeds into a Project Account specified by the Management Committee or (b) deliver to the other Owner a letter of credit in such amount and otherwise in form and substance reasonably acceptable to and for the benefit of the other Owner. In the case of repair of the Project pursuant to this Article 8, all Insurance Proceeds paid pursuant to the Insurance Plan will first be applied to restoration of the

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affected portions of the Project, with any excess being deposited in a Project Account specified by the Management Committee for the benefit of the Owners in accordance with their Ownership Percentages.

8.4	Destruction Event.

8.4.1	Damage or Destruction of Substantially All of the Project.

8.4.1.1	Wind-up Plan. If all or substantially all of the Project is destroyed during the term of this Agreement (a “Destruction Event”) and the Insurance Proceeds covering the insured portion of the Project are sufficient and available to cover the full cost of restoration of the Project (excluding the amount of any deductible or self-insured retention as specified in the applicable insurance policy), the Management Committee will undertake to rebuild the Project (other than the Discretely Owned Substation Assets, which will be the responsibility of the Discretely Owned Substation Owners), unless the Management Committee determines not to rebuild the Project. If the Insurance Proceeds covering the insured portion of the Project are not sufficient and available to cover the full cost of restoration of the Project (excluding the amount of any deductible or self-insured retention as specified in the applicable insurance policy), the Management Committee will institute any process it deems appropriate to determine whether the Owners are willing to cover such cost pro rata based on their Ownership Percentages. If, as a result of such process, all Owners are willing to cover such cost pro rata based on their Ownership Percentages, the Management Committee will rebuild the Project. If, as a result of such process, all Owners are not willing to cover such cost pro rata based on their Ownership Percentage, then the Management Committee will give notice to each Owner that the Management Committee will not rebuild the Project. For a period of thirty (30) days following the date of such notice, either Owner(s) desiring to rebuild the Project (the “Rebuilding Owner”) will have the right to purchase all but not fewer than all of the rights and assets that constitute the Project and assume all but not fewer than all of the obligations and liabilities related to the Project from the other Owner who is not willing to rebuild the Project (the “Abandoning Owner”) for the Fair Market Value (determined pursuant to the procedures set forth in Section 8.4.1.2) of the Abandoning Owner’s Ownership Percentage in such rights, assets, obligations and liabilities. Unless such right is irrevocably exercised by the Owner(s) providing notice of such election within the aforementioned thirty (30) day period (the “Rebuild Election Notice”), such election will be deemed irrevocably waived. If no Owner has exercised such right within the aforementioned thirty (30) day period, then the Management Committee will adopt and implement a plan for winding up the Project, which plan will include the following (the “Destruction Windup Plan”):

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8.4.1.1.1	Termination Costs are Operating Expenses. Termination of all Project Agreements, Construction Agreements, Real Property Agreements and all other contracts that relate to the Project in accordance with the terms thereof, and any cancellation costs, termination costs and damages payable thereunder will constitute Operating Expenses.

8.4.1.1.2	Required Steps To Implement the Destruction Windup Plan. The (i) timely disposition of the assets of the Project (other than the Discretely Owned Substation Assets) by sale, auction, division of assets, or otherwise; (ii) deposit of any proceeds of the disposition in the Project Account(s) specified by the Management Committee (which proceeds will be for the benefit of the Owners based on their Ownership Percentage); (iii) undertaking of other necessary steps for the winding up of the Project (other than the Discretely Owned Substation Assets); (iv) taking of all action required by Good Utility Practice to provide for the retirement from service of any part of the Project (other than the Discretely Owned Substation Assets) that is not sold or disposed of, including any remediation, restoration or other actions required by Applicable Law or necessary or desirable for the protection of the Owners from liability; and (v) periodic reporting to the Owners on the status of the Destruction Windup Plan. If the proceeds from winding up of the Project are insufficient to cover the winding up costs, including the costs of remediation, restoration or other actions required by Applicable Law or contract, or necessary or desirable for the protection of the Owners from liability, each Owner will pay its Ownership Percentage of the net winding up costs.

8.4.1.2	Determination of Fair Market Value. To determine the Fair Market Value, the Rebuilding Owner will designate one (1) qualified appraiser in the Rebuild Election Notice and, within fifteen (15) days from the date of the Rebuild Election Notice, the Abandoning Owner will designate a second qualified appraiser. A qualified appraiser must have at least five (5) years’ experience in the appraisal of properties similar to the Project. Each of the two (2) appraisers will be directed to determine the Fair Market Value of the Project within thirty (30) days of its appointment and to notify the Rebuilding Owner, the Abandoning Owner and the Management Committee of its determination in writing. If the lower of the two (2) determinations is not less than ninety-five percent (95%) of the higher of the two (2) determinations, then the Fair Market Value will be the average of the two (2) determinations. If the lower of the two (2) determinations is less than ninety-five percent (95%) of the higher of the two (2) determinations, then the two (2) appraisers will, within fifteen (15) days thereafter, meet to determine if a consensus can be reached on the Fair Market Value. If the two (2)

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appraisers are unable to reach a consensus, they will, within fifteen (15) days of meeting, appoint a third appraiser with similar qualifications (who must not have performed any work for any of the Rebuilding Owner or the Abandoning Owner within the five (5) year period prior to its appointment) and will each furnish to such appraiser a written report of its respective determination. Within thirty (30) days of its appointment, the third appraiser will determine the Fair Market Value equal to or between the original appraisers and will notify the Rebuilding Owner, the Abandoning Owner and the Management Committee of its determination in writing, which determination will be final and binding upon the Rebuilding Owner and the Abandoning Owner. The Rebuilding Owner and the Abandoning Owner will bear the cost of the appraiser appointed by each of them, and the Rebuilding Owner and the Abandoning Owner will each pay one-half (1/2) of the cost of the third appraiser. The closing of the Transfer of the Ownership Percentages of the Abandoning Owner will occur within twenty (20) days following the final determination by the appraisers of the Fair Market Value.

8.4.2          Payment of Restoration Costs. If the Management Committee does not determine to terminate the operations of the Project pursuant to Section 8.4.1, the Management Committee will direct the E&O Committee to promptly prepare a revised Final Budget and present it to the Management Committee for action. Upon approval, the Management Committee will proceed to cause the repair of the Project in accordance with the approved Final Budget. Each Owner will pay its Ownership Percentage of the net restoration cost in accordance with the Final Budget and invoice procedures established by the Management Committee.

Article 9
CONDEMNATION

9.1	Condemnation of the Project. If, at any time during the term of this Agreement, title to the whole or a portion of the Project as will render its continued operation by the Owners infeasible is taken in any Condemnation Action (or conveyed in lieu of any such Condemnation Action), other than for a temporary use or occupancy that is for one (1) year or less in the aggregate (“Complete Taking”), then the Management Committee will decide with reasonable promptness in the circumstances, but in all events within ninety (90) days after such Complete Taking, whether to rebuild the Project. If the Management Committee elects not to rebuild, it will adopt and implement a windup plan substantially the same as the Destruction Windup Plan.

9.2	[RESERVED].

9.3	[RESERVED].

9.4	Notice of Condemnation. If an Owner receives notice of any proposed or pending Condemnation Action affecting all or a portion of the Project or the Discretely Owned

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Substation Assets, such Owner receiving such notice will promptly notify the other Owner and the Management Committee.

9.5	Condemnation Awards. All sums, amounts or other compensation for any portion of the Project as a result of, or in connection with, any Condemnation Action, whether or not such award includes compensation for other Property (“Condemnation Awards”) will be deposited in a Project Account specified by the Management Committee, except as otherwise agreed by all of the Owners, for use as directed by the Management Committee in accordance with this Article 9. If an Owner receives a Condemnation Award or a settlement payment from any Condemnation Action, such Owner will deliver such Condemnation Award as directed by the Management Committee. In the case of rebuilding of the Project pursuant to this Article 9, all net Condemnation Awards will first be applied to rebuilding of the affected part of the Project, with any excess being deposited in a Project Account specified by the Management Committee for the benefit of the Owners in accordance with their Ownership Percentages.

Article 10
TRANSFERS

10.1	General Transfer Rule. Except for Permitted Transfers, no Owner may directly or indirectly (including by operation of law) sell, assign, transfer, pledge, lease, mortgage or otherwise encumber (individually and collectively, a “Transfer”) all or any part of its Ownership interest in the Project. Any Transfer that is made in violation of this Agreement will be void ab initio.

10.2	Permitted Transfers. The circumstances set forth in Sections 10.2.1 through 10.2.10 will each be deemed a “Permitted Transfer.” For purposes of this Section 10.2, an Owner is a Non-Defaulting Owner even if such Owner has an existing Covenant Default, if such Covenant Default could not reasonably be expected to have a material adverse effect on the Project.

10.2.1	Transfer to Affiliate(s). A Transfer by a Non-Defaulting Owner to one or more of its Affiliates, provided that such Affiliate(s) are Creditworthy (after taking into account any guarantee or other credit enhancement);

10.2.2	Collateral Assignment. A Transfer by collateral assignment, mortgage, hypothecation, pledge or other Lien, including pursuant to a Financing Instrument, in favor of any of such Owner’s Financing Parties (each, a “Collateral Assignment”);

10.2.3	Transfer to Another Owner. A Transfer between the two (2) Owners shall be permitted hereunder;

10.2.4	Transfer to a Third Party. If the transferring Owner has first complied with Section 10.4 (First Negotiation), then a Transfer by a Non-Defaulting Owner to any Third Party that is Creditworthy and (i) is, or has an Affiliate that is, a transmission owner or operator or any entity that has undertaken an obligation by statute, franchise, regulatory requirement or contract for load to provide electric

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energy for end use customers, in each case if the Transfer occurs prior to the Substantial Completion Date of the Project or (ii) the Transfer occurs on or after the Substantial Completion Date of the Project;

10.2.5	Management Committee Approval. A Transfer by an Owner that has been approved by the Management Committee;

10.2.6	Change of Control. A Transfer by a Change of Control if such Change of Control, directly or indirectly, results in a Third Party becoming an Owner where: (i) a Transfer to such Third Party would constitute a Permitted Transfer under another provision of Section 10.2, or (ii) the Change of Control results in the Third Party’s control or ownership of all or substantially all of the Owner’s electric utility assets;

10.2.7	Freeze. A Transfer that occurs as the result of a Freeze pursuant to a process instituted by the Management Committee in accordance with Section 14.2.5;

10.2.8	Exercise of a Collateral Assignment. A Transfer as a result of or upon exercise of a Collateral Assignment.

10.3	Rules and Conditions to Transfer.

10.3.1	For Permitted Transfers. An Owner may only engage in a Permitted Transfer specified in Section 10.2.1, and Sections 10.2.3 through 10.2.8 if the rules of and conditions to Transfer set forth in Sections 10.3.1.1 through 10.3.1.7 are satisfied or, if waiver is permitted therein, waived. An Owner may engage in a Permitted Transfer specified in Section 10.2.2 without satisfying the rules of and conditions to Transfer set forth in Sections 10.3.1.1 through 10.3.1.7.

10.3.1.1	Transfer of Associated Rights and Obligations. The Transfer of an Ownership Percentage must include a corresponding and equivalent Transfer of all associated rights, obligations and interests of the transferring Owner in and to the Project with respect to the Ownership Percentage transferred, including the equivalent Transfer of the Owner’s rights and obligations under the Project Transmission Capacity Exchange Agreement and the Transmission Easement Agreements; provided, however, in the event of a Transfer as a result of or in connection with the exercise of a Collateral Assignment, all monetary obligations of the transferring Owner that accrued prior to the date of Transfer will not be included in such Transfer and will remain the obligation of the transferring Owner.

10.3.1.2	Partial Transfers. An Owner may not Transfer less than one hundred percent (100%) of its Ownership Percentage unless the Transfer is a Permitted Transfer pursuant to Section 10.2.1 (Transfer to Affiliate(s)), 10.2.4 (Transfer to a Third Party), 10.2.5 (Management Committee Approval) or 10.2.7 (Freeze). In connection with any such Transfer to a Third Party, the Third Party transferee will not be entitled to appoint an Owner Representative or an Alternate to the Management Committee,

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as provided in Section 3.2.3; however, there shall be no limitation on the right of the transferring Owner to agree to any voting provisions with the Third Party transferee as the transferring Owner deems to be appropriate.

10.3.1.3	Delivery of Transfer Documents. The transferee or transferor of the Ownership Percentage must deliver to the Management Committee an assignment, assumption, partial novation and joinder agreement substantially in the form attached hereto as Exhibit E-1, or assignment, assumption, novation and joinder agreement substantially in the form attached hereto as Exhibit E-2, as applicable (each, a “Transfer Agreement”) executed by the transferee and transferor (which the Owners that are not the transferor or transferee agree to promptly execute), in each case terms of which may be waived by the Management Committee;

10.3.1.4	Transfer Will Not Result in Default. The Transfer will not result in (i) a default that is immediate under this Agreement or any other Project Agreement or (ii) a violation of Applicable Law, in each case unless satisfaction of this condition is waived by the Management Committee;

10.3.1.5	Transfer Will Not Cause Certain Events. The Transfer will not cause the Project or either Owner (other than the Owners that are the transferor or transferee) to be subject to any Applicable Law to which it was not previously subject which could reasonably be expected to adversely affect (i) the ability of the Project to proceed in accordance with the Project Budget, according to the BSSE Design Criteria Guidelines, or achieve the Substantial Completion date or (ii) any Governmental Approvals previously obtained or to be obtained by the Project or either Owner or (iii) operations resulting from additional regulation related to the transferee’s status, in each case unless satisfaction of this condition is waived by the Management Committee;

10.3.1.6	Delivery of Opinion of Counsel. Unless waived by the Management Committee, the transferee delivers an opinion of counsel in form and substance and from a law firm or in-house counsel reasonably satisfactory to the Management Committee with respect to the transferee’s (i) organization and good standing in its jurisdiction of organization, (ii) legal authority to conduct its business in each jurisdiction in which the Project is or will be located, (iii) authorization to enter into this Agreement and the other Project Agreements and to perform its obligations hereunder and thereunder and (iv) compliance with its organizational and other governing instruments and documents and its financing contracts, commitments and arrangements in connection with its assumption, to the extent required by Section 10.3.1.1, of the transferor’s rights, obligations and interests under this Agreement and the other Project Agreements, and in each case subject

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to qualifications of legal opinions of the kind and nature used in comparable transactions; and

10.3.1.7	Delivery of Final Orders for Governmental Approvals. The transferee and the transferring Owner deliver to the Management Committee Final Orders for all Governmental Approvals required for the Transfer and assumption of the related rights, obligations, liabilities and interests under this Agreement and the other Project Agreements, unless receipt of a Final Order is waived by the Management Committee.

10.4	First Negotiation. If an Owner (the “Offering Owner”) desires to engage in a Permitted Transfer pursuant to Section 10.2.4 (Transfer to a Third Party), then it will give the other Owner who is a Non-Defaulting Owner (the “ROFN Offeree Owner”) written notice of (i) the Ownership Percentage it desires to Transfer (the “Offered Percentage”), (ii) the terms on which the Offering Owner desires to Transfer the Offered Percentage, including the aggregate purchase price and payment terms for the Offered Percentage (collectively, the “Offered Terms”) and (iii) with respect to the proposed transferee, (a) the name, address and description of the proposed transferee, (b) any terms of Transfer agreed upon by the Offering Owner and the proposed transferee, even if such terms are not binding on either party and (c) with respect to the Third Party proposed transferee, evidence that the Third Party satisfies the conditions in Section 10.2.4 (the “ROFN Trigger Notice”). Upon receipt of the ROFN Trigger Notice, the ROFN Owner will have the following right of first negotiation with regard to the Offered Percentage (the “ROFN”):

10.4.1	ROFN Offeree Owner’s Option. For a period of sixty (60) days beginning with the receipt of the ROFN Trigger Notice by the ROFN Offeree Owner (the “ROFN Option Period”), the ROFN Offeree Owner will have the right to negotiate with the Offering Owner for the purchase of all but not less than all of the Offered Percentage. If a ROFN Offeree Owner desires to negotiate with the Offering Owner for such purchase, it will give written notice to the Offering Owner within five (5) Business Days after its receipt of the ROFN Trigger Notice. Within ten (10) Business Days after such notice to the Offering Owner, the Parties shall schedule an initial meeting between the ROFN Offeree Owner and Offering Owner.

10.4.1.1	[RESERVED].

10.4.1.2	Good Faith Negotiation. During the ROFN Option Period, the Offering Owner must negotiate in good faith with the ROFN Offeree Owner to sell the Offered Percentage; provided, however, the Offering Owner’s unwillingness to accept economic terms that are not as beneficial to it as the Offered Terms will not be deemed to mean that the Offering Owner did not negotiate in good faith.

10.4.1.3	Exclusivity. During the ROFN Option Period, the Offering Owner must negotiate exclusively with the ROFN Offeree Owner to sell the Offered Percentage and may not, directly or indirectly, through any

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shareholder, representative or otherwise, discuss, solicit, entertain or negotiate with any Third Party for the sale or disposition of some or all of the Offered Percentage. During the five (5) Business Days after the last day of the ROFN Option Period and, if the ROFN Offeree Owner elects to purchase one hundred percent (100%) of the Offered Percentage, then until the later of (i) the date that is thirty-five (35) days after the end of the ROFN Option Period and (ii) the date the Offering Owner files with the applicable Governmental Bodies any documentation necessary for it to obtain any Governmental Approvals required for it to sell the Offered Percentage, the Offering Owner will not, directly or indirectly, through any shareholder, representative or otherwise, discuss, solicit, entertain or negotiate with any Third Party for the sale or disposition of some or all of the Offered Percentage.

10.4.1.4	Notice of Final Offered Terms. On the last day of the ROFN Option Period, the Offering Owner must provide written notice to the ROFN Offeree Owner of any changes to the Offered Terms and any other terms and conditions for the sale of the Offered Percentage that the Offering Owner has agreed to (the “Final Offered Terms”).

10.4.1.5	ROFN Election Notice. The ROFN Offeree Owner will have the right to elect to purchase the Offered Percentage on the Final Offered Terms by delivering to the Offering Owner within five (5) Business Days after the last day of the ROFN Option Period, written notice specifying the ROFN Offeree Owner’s election to purchase (the “ROFN Election Notice”).

10.4.1.6	[RESERVED].

10.4.1.7	ROFN Purchase Price. The purchase price for the Offered Percentage set forth in the Final Offered Terms will be paid by the ROFN Offeree Owner at the closing (the “ROFN Closing”).

10.4.1.7.1	Extension. If the Offering Owner has not received its necessary Governmental Approvals by the last day of the ROFN Closing date, then the Offering Owner may, but will not be obligated to, extend the ROFN Closing date upon the request of the ROFN Offeree Owner, for an additional number of days determined by the Offering Owner, which additional extension may be conditioned upon the ROFN Offeree Owner agreeing to certain terms and conditions.

10.4.1.8	ROFN Closing. If the ROFN Trigger Notice (i) stated that the Offering Owner has a proposed Third Party transferee, (ii) attached a term sheet or letter of intent signed by the Offering Owner and such proposed Third Party transferee which included the material terms and conditions of the proposed Transfer and (iii) included evidence that the proposed

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Third Party transferee satisfies the conditions in Section 10.2.4 (collectively, a “Bona Fide Third Party Transaction”), then the ROFN Closing will occur as set forth in Section 10.4.1.9.4 below, unless extended pursuant to Section 10.4.1.8.1.

10.4.1.8.1	Automatic Extension if Bona Fide Third Party Transaction. If the ROFN Offeree Owner needs one or more Governmental Approvals to purchase the Offered Percentage or the Offering Owner needs one or more Governmental Approvals to sell the Offered Percentage, then the ROFN Closing will be extended for the lesser of (i) an additional two hundred seventy (270) days or (ii) the number of days the ROFN Offeree Owner and/or the Offering Owner needs to obtain its/their required Governmental Approvals to sell and purchase the Offered Percentage. Unless otherwise agreed, if either the ROFN Offeree Owner or the Offering Owner has not received Orders granting its required Governmental Approvals to sell or purchase the Offered Percentage within three hundred and sixty-five days (365) after the end of the ROFN Option Period, then commencing on the date that is three hundred and sixty-six days (366) after the end of the ROFN Option Period and ending on the date that is three hundred and ninety-five days (395) after the end of the ROFN Option Period (a) the ROFN Offeree Owner may terminate its election to purchase the Offered Percentage or (b) the Offering Owner may terminate its offer to sell the Offered Percentage to the ROFN Offeree Owner and the proposed Third Party transferee.

10.4.1.9	Common ROFN Closing Provisions. The following provisions will apply to the ROFN Closing:

10.4.1.9.1	Efforts to Obtain Governmental Approvals. If the ROFN Offeree Owner or the Offering Owner needs any Governmental Approvals to purchase or sell the Offered Percentage, each of the Offering Owner and the ROFN Offeree Owner agree to (i) use its commercially reasonable and good faith efforts to cooperate with each other in seeking all such Governmental Approvals, (ii) use its commercially reasonable and good faith efforts to expeditiously seek and obtain all such Governmental Approvals and (iii) keep each other reasonably informed about the status of its efforts to obtain such Governmental Approvals.

10.4.1.9.2	Effect of Conditions Imposed in Governmental Approvals. If the Offering Owner receives one or more Orders granting its required Governmental Approvals to sell the Offered Percentage, but one or more of such Orders imposes material unsatisfactory conditions on the Offering Owner (as determined

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in the sole discretion of the Offering Owner), then the Offering Owner may terminate its offer to sell the Offered Percentage within thirty (30) days after its receipt of any such Order. If the ROFN Offeree Owner receives one or more Orders granting its required Governmental Approvals to purchase the Offered Percentage, but one or more of such Orders imposes material unsatisfactory conditions on such ROFN Offeree Owner (as determined in the sole discretion of such ROFN Offeree Owner), then such ROFN Offeree Owner may terminate its election to purchase its desired portion of the Offered Percentage within thirty (30) days after its receipt of any such Order.

10.4.1.9.3	ROFN Closing Date. The ROFN Closing may occur earlier than contemplated by the time periods specified herein if agreed by the Offering Owner and the ROFN Offeree Owner.

10.4.1.9.4	ROFN Closing Location and Documentation. The ROFN Closing will be held at a location mutually agreed upon by the Offering Owner and the ROFN Offeree Owner. The Offering Owner will deliver documentation representing the Offered Percentage, duly endorsed for transfer, will represent and warrant that it has good and marketable title and interest to such Offered Percentage and that such Offered Percentage is free and clear from all Liens and interests of any Person at the time of the ROFN Closing and will take all other actions necessary or appropriate to Transfer the Offered Percentage as the ROFN Offeree Owner may reasonably request

10.4.1.9.5	Reallocation of Percentages. At the ROFN Closing, (i) the Ownership Percentage of the ROFN Offeree Owner will be increased to equal the sum of (a) its Ownership Percentage immediately prior to the ROFN Closing plus (b) the Ownership Percentage purchased by it from the Offering Owner at the ROFN Closing, (ii) the Ownership Percentage of the Offering Owner will be decreased to equal the difference between (a) the Offering Owner’s Ownership Percentage immediately prior to the ROFN Closing (after giving effect to Section 10.4.1.8) minus (b) the Ownership Percentage sold by it to the ROFN Offeree Owner at the ROFN Closing and (iii) the Parties will revise Exhibit B to reflect the same.

10.4.2	Right of Offering Owner to Sell to Third Party. If (i) the ROFN Offeree Owner is a defaulting owner or does not provide notice pursuant to Section 10.4.1 indicating that it desires to negotiate with the Offering Owner, (ii) the ROFN Offeree Owner does not deliver the ROFN Election Notice to purchase one hundred percent (100%) of the Offered Percentage in accordance with Section

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10.4.1.5 or (iii) (a) the ROFN Offeree Owner has not received its necessary Governmental Approvals on or prior to the last day of the applicable period in Sections 10.4.1.7.1 or 10.4.1.8.1, or has terminated its election to purchase pursuant to 10.4.1.9.2 and (b) the Offering Owner has not terminated its offer to sell the Offered Percentage pursuant to 10.4.1.8.1(b) or 10.4.1.9.2, then the Offering Owner will be free to engage in a Permitted Transfer pursuant Section 10.2.4 (Transfer to a Third Party) of all of the Offered Percentage as follows:

10.4.2.1	Bona Fide Third Party Transaction. The closing for the sale of the Offered Percentage to the Third Party must occur within one hundred and eighty (180) days (i) after receipt of the ROFN Trigger Notice if Section 10.4.2(i) is applicable, (ii) after the end of the ROFN Option Period if Section 10.4.2(ii) is applicable or (iii) after the end of the last day of the applicable period if Section 10.4.2(iii) is applicable, in each case on the terms and conditions of and to the transferee identified in the Bona Fide Third Party Transaction. If the Offering Owner does not sell all of its Offered Percentage on such terms and to such transferee within such one hundred and eighty (180) day period, then any subsequent offer of all or a portion of the Offering Owner’s Ownership Percentage will again be subject to the ROFN; provided, however, if the sale is not completed within such one hundred eighty (180) day period as a result of an unavoidable delay resulting from Government Approvals, the one hundred eighty (180) day period will be extended by up to an additional one hundred and eighty (180) days as long as the sale is completed promptly upon receipt of such required Government Approvals.

Article 11
FINANCING; FINANCING INSTRUMENTS

11.1	Pledge of Separate Property. No Owner or any Affiliate thereof will have the right to create any Lien on the Ownership Percentage or any other Property of any other Owner, or suffer to exist any such Lien that is created by an Owner or its Affiliate or arises through such Owner or its Affiliates and any such Lien will be null and void and the affected Owner may take such measures as are necessary to remove such Lien at the expense of the Owner that created the Lien or through which the Lien arose. The preceding sentence does not apply to or limit the contractual rights of the Owners contained in this Agreement, including the restrictions on Transfer contained in Article 10 and the rights and remedies contained in Articles 14 and 15.

11.2	Financing Instruments. Each Owner may grant or may continue to suffer to exist (and may file or record as appropriate, or continue to maintain such filing or recordation), a Lien or Liens to Financing Parties to secure Financing against or with respect to, among other things, its Ownership Percentage. The grant or existence of such a Lien or Liens by an Owner is permissible under this Agreement; provided, however, that (i) no such Lien will confer on a Financing Party any greater rights under this Agreement than those of the Owner that granted such Lien to such Financing Party, except (a) where such Financing Party is granted, directly or by implication, an exemption pursuant to the provisions of this

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Agreement related to Collateral Assignments or (b) as otherwise provided under Applicable Law, and (ii) any judicial or non-judicial foreclosure sales under any such Liens and any conveyances in lieu of foreclosure under any such Liens will constitute a Transfer to which the terms and conditions of Section 10.2.8 (Exercise of a Collateral Assignment) and 10.3.1 (Rules and Conditions for Permitted Transfers) are applicable. For purposes of clarification, (a) a “Transfer as a result of or upon exercise of a Collateral Assignment” is a transaction that is within the contemplation of clause (ii) of this Section 11.2 and (b) this Section 11.2 applies to all Financing Instruments.

11.3	Financing Party Cure Rights. Any Financing Party has the right (but not the obligation), after receipt of a notice pursuant to Article 14 or Article 15, to cure any failure to pay by and on behalf of an Owner to which it has provided Financing, on the same terms and conditions that such Owner may cure such failure to pay.

Article 12
REPRESENTATIONS, WARRANTIES AND COVENANTS

12.1	Representations and Warranties. Each Owner as of the Effective Date makes the following representations and warranties to the other Owner, which representations and warranties survive the execution and delivery of this Agreement:

12.1.1	Organization and Good Standing. Such Owner is, as set forth in the preamble to this Agreement, a corporation or a similar Person organized, existing and in good standing under the laws of the state of its formation and authorized to conduct business in each state in which authorization may be required to perform its obligations under this Agreement.

12.1.2	Power and Authority. Such Owner has the power and authority to enter into and perform this Agreement and is not prohibited from entering into this Agreement or discharging and performing all covenants and obligations on its part to be performed under and pursuant to this Agreement.

12.1.3	Authorization. Such Owner has taken all action required by Applicable Law and its governing documents in order to approve, execute and deliver this Agreement.

12.1.4	No Violation. The execution and delivery of this Agreement by such Owner, the performance by such Owner of its obligations hereunder and the consummation by such Owner of the transactions contemplated herein do not and will not: (i) contravene any Applicable Law in effect at the Effective Date or any Order in effect at the Effective Date of any Governmental Body or Arbitrator having jurisdiction over such Owner or its Property; (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement in effect at the Effective Date and to which such Owner is a party or by which it or its Property is bound; or (iii) result in the creation or imposition of any Lien upon the Ownership Percentage or any other Property of any other Owner, other than Liens arising from the contractual rights of the Owners contained in this Agreement, including the restrictions on Transfer

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contained in Article 10 and the rights and remedies contained in Articles 14 and 15.

12.1.5	Approvals and Consents. No approval, consent or authorization of any Governmental Body or other Person is required for the execution and delivery by such Owner of this Agreement or the performance by such Owner of its obligations hereunder, except such approvals, consents or authorizations that have been given or obtained by such Owner and are in full force and effect.

12.1.6	Binding Effect. This Agreement has been executed and delivered by such Owner. Assuming that the other Owner has all the requisite power and authority, and has taken all necessary action to execute and deliver this Agreement, this Agreement is the legal, valid and binding obligation of such Owner enforceable in accordance with its terms, except as limited by laws of general applicability limiting the enforcement of creditor’s rights (e.g., bankruptcy, insolvency, moratorium) or by the exercise of judicial discretion in accordance with general principles of equity.

12.1.7	Joint Use. Such Owner is acquiring its interest in the Project for the purpose of joint or common use of the Project as provided in the Project Agreements.

12.2	Covenants.

12.2.1	Compliance with Project Agreements. Each Owner will comply with the terms and conditions of all of the Project Agreements to which it is a party.

12.2.2	[RESERVED].

12.2.3	Governmental Approvals.

12.2.3.1	Efforts Required to Obtain and Maintain Governmental Approvals. Each Owner will use commercially reasonable efforts to obtain and maintain any Governmental Approvals required to (i) perform its obligations under this Agreement and the other Project Agreements and (ii) develop, design, engineer, permit, construct, test, commission and operate the Project and its Discretely Owned Substation Assets.

12.2.3.2	Efforts Required of Other Owners That Participate in Proceedings for Governmental Approvals. If an Owner participates in any Proceedings relating to Governmental Approvals being sought by (i) the other Owner pursuant to Section 12.2.3.1, such Owner will use commercially reasonable efforts to support the issuance of such approval(s) that are consistent with this Agreement and the other Project Agreements, and will oppose the efforts of any other Person to adversely affect either Owner’s rights under this Agreement or the other Project Agreements or (ii) another Owner in order for such other Owner to engage in a Permitted Transfer, the Owner participating in any such Proceedings will bear any internal and Third Party costs incurred by it unless such Third Party costs are incurred in connection with a Third Party Claim, in

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which case all Third Party costs incurred by it will be governed by Section 16.1.1.

12.2.3.3	Right to Object to a Permitted Transfer. If an Owner is required to obtain any Governmental Approvals in order to engage in a Permitted Transfer, nothing in Section 12.2.3.2 or elsewhere in this Agreement will preclude the other Owner from participating in any Proceeding relating to such Governmental Approvals, including opposition to the Permitted Transfer on any grounds other than an alleged violation of this Agreement.

12.2.4	Project Real Property. Each Owner will cooperate in the acquisition of the Project Real Property.

12.2.5	Availability of Personnel and Resources. Each Owner will make available, at reasonable times and locations, the personnel and resources necessary to complete such Owner’s responsibilities under this Agreement and the other Project Agreements to which it is a party.

12.2.6	Risk of Loss and Damage. All risk, loss and damage arising out of the ownership, construction, operation, maintenance or improvement of all or any portions of the Project will be several and not joint, and will be incurred in proportion to each Owner’s Ownership Percentage. If an Owner, by reason of joint liability, is required to make any payment or incur any obligation that is not its own but that of another Owner, the provisions of Section 16.2.3 will apply.

12.2.7	[RESERVED].

12.2.8	[RESERVED].

12.2.9	Deposit by Assignee if No Longer Creditworthy. If a Person becomes an Owner after the Effective Date as the result of a Permitted Transfer pursuant to Section 10.2.1 (Transfer to Affiliate) or 10.2.4 (Transfer to a Third Party), and it no longer qualifies as Creditworthy at any time during the twelve (12) Months immediately following the effective date of the Transfer Agreement to which it is a party (the “Transfer Effective Date”), such Owner must (i) promptly notify the Management Committee (a “Creditworthiness Failure Notice”) and (ii) if the date of such determination of loss of Creditworthy status occurs prior to the Substantial Completion Date of the Project, pay to the Main Escrow Account by wire transfer in immediately available funds an amount equal to one hundred percent (100%) of such Owner’s estimated payment obligations for CM Costs for the two (2) Months immediately following the Creditworthiness Failure Notice (the “Creditworthiness Loss Triggered Advance”). The Creditworthiness Loss Triggered Advance will be determined by the Management Committee based on the most recent Project Budget and will be held in the Main Escrow Account as an advance payment of such Owner’s payment obligations for CM Costs. The order of application for a Creditworthiness Loss Triggered Advance will be the same as

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for Defaulting Owner Advance Amounts under Section 14.2.4.7. The failure to provide the notice required by this Section 12.2.9 or to pay the Creditworthiness Loss Triggered Advance will be deemed to be an Advance Default for all purposes of this Agreement.

Article 13
MAXIMUM CM COSTS

13.1	Meeting to Consider Proposed Increase in the Maximum CM Cost Amount. The Management Committee will promptly meet to consider a Proposed Increase in the Maximum CM Cost Amount if requested by the Construction Manager under the Construction Management Agreement. After discussion at such meeting regarding the Proposed Increase in the Maximum CM Cost Amount, if an Authorized Owner Representative requests that the meeting be adjourned for up to seven (7) days to permit each Owner to further consider the Proposed Increase in the Maximum CM Cost Amount prior to a Management Committee vote thereon, then the meeting will be adjourned for up to seven (7) days to a date specified by the Chair. If no such adjournment request is made, then at such meeting, or if an adjournment request is made, then at the adjourned meeting, the Management Committee will vote on the Proposed Increase in the Maximum CM Cost Amount.

13.2	Failure to Approve. If the Management Committee meets to consider a Proposed Increase in the Maximum CM Cost Amount pursuant to the request of the Construction Manager under the Construction Management Agreement or otherwise, but does not approve the Proposed Increase in the Maximum CM Cost Amount at the meeting or the adjourned meeting referred to in Section 13.1, it will determine whether there should be a revision in the size, character, design or capacity of the Project. If the Management Committee does not approve such a revision, then (i) either Owner may agree to assume the Proposed Increase in the Maximum CM Cost Amount, provided that the revisions in the size, character, design or capacity of the Project are consistent with the BSSE Design Criteria Guidelines and Good Utility Practice or (ii) if neither Owner assumes the Proposed Increase in the maximum CM Cost Amount, the Management Committee will adopt and implement the Wind-up Plan.

13.3	Approval. If the Management Committee approves a Proposed Increase in the Maximum CM Cost Amount, then as soon as practicable thereafter, the Management Committee will give a notice to the Owners of an offering to fund the Proposed Increase in the Maximum CM Cost Amount (the “Cost Offering”) that states: (i) the amount of the Cost Offering; (ii) each Owner’s right to elect to increase its payment obligation for CM Costs in any amount up to the total Proposed Increase in the Maximum CM Cost Amount; (iii) the offering process described in Section 13.4 (including required response dates); and (iv) the mandatory termination of the Project if the Cost Offering is not fully subscribed by the Owners, unless the Management Committee determines pursuant to Section 13.1 and 13.2 to revise the CM Costs or the size, character, design or capacity of the Project.

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13.4	Initial Round of the Cost Offering.

13.4.1	Election Notice. On or prior to the date specified in the Cost Offering notice (the “Cost Offering Initial Round Subscription Date”), each Owner will give written notice to the Chair indicating either that the Owner elects not to increase its CM Cost payment obligation or that it elects to increase its CM Cost payment obligation pursuant to the Cost Offering. In the latter case, the Owner will include in its notice the maximum amount of the Cost Offering it elects to accept (which may exceed such Owner’s pro rata share) (the “Maximum Cost Offering Amount”).

13.4.2	Allocation Between Owners. The Cost Offering amount will be allocated between the electing Owners in proportion to their Ownership Percentages (calculated without giving effect to the Owner(s) not electing to subscribe to the Cost Offering) as follows: (i) first to all electing Owners in an amount equal to the lesser of (a) their Maximum Cost Offering Amount or (b) their pro rata share based on their Ownership Percentages and (ii) then to all electing Owners whose Maximum Cost Offering Amount exceeded their pro rata share based on their Ownership Percentages, in an amount up to their Maximum Cost Offering Amount.

13.4.3	Effect of Full Subscription by Owners. If the Cost Offering is fully subscribed by the Owners, then:

(i)	the Proposed Increase in the Maximum CM Cost Amount (the “New Maximum CM Cost Amount”) will take effect immediately and automatically at such time as the CM Costs exceed the Original Maximum CM Cost Amount (the “Cost Offering Effective Date”); and

(ii)	from and after the Cost Offering Effective Date, each Owner that subscribed to the Cost Offering will be obligated to pay a percentage of all CM Costs equal to the amount of the Cost Offering allocated to such Owner divided by the aggregate amount of the Cost Offering (the “Incremental Cost Offering CP Percentage”) and the Parties will revise Exhibit B to reflect the same and the resulting change in the Percentages after application of the Formula.

13.4.4	Effect of Partial Subscription. If the Cost Offering is not fully subscribed, (i) the Cost Offering will be deemed to have failed and (ii) the Management Committee will determine within thirty (30) days after expiration of the Cost Offering whether there should be a revision in the CM Costs, or the size, character, design or capacity of the Project or to take other action (including offering an ownership interest in the Project to a Third Party). If the Management Committee does not approve such a revision within such thirty (30) day period or vote to take other action, the Management Committee will adopt and implement the Wind-up Plan upon the expiration of such thirty (30) day period.

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Article 14
DEFAULTS RELATED TO CONSTRUCTION ACTIVITIES

14.1	Definitions for Defaults Related to Construction Activities.

14.1.1	Definition of Construction Period Payment Default.

14.1.1.1	General Definition of Construction Period Payment Default. A “Construction Period Payment Default” is: the failure of an Owner, at any time on or prior to the Final Completion Date of the Project, to pay any CM Costs required to be paid by it under this Agreement or the Construction Management Agreement, if payment is not received in the Main Escrow Account within fifteen (15) days after the date such payment was due.

14.2	Provisions Governing Construction Period Payment Defaults.

14.2.1	[RESERVED].

14.2.2	Suspension of Defaulting CPP Owner Voting Rights Upon Construction Period Payment Default. At such time as an Owner becomes a Defaulting Owner as the result of a Construction Period Payment Default (a “Defaulting CPP Owner”), it will cease to be entitled to exercise any voting rights under this Agreement except with respect to voting rights provided for under Section 19.1.2; in such case the decisions of the Management Committee will be made by the Authorized Owner Representative of the Non-Defaulting Owner. The suspended rights of the Defaulting CPP Owner pursuant to the first sentence of this Section 14.2.2 will immediately and automatically be reinstated on the first to occur of (a) the Defaulting CPP Owner’s cure of all Construction Period Payment Defaults within the applicable CPP Default Cure Period in accordance with Section 14.2.4, or (b) the Substantial Completion Date of the Project, if the Defaulting CPP Owner remains an Owner as of such date.

14.2.3	Non-Defaulting CPP Owner Advance Following Construction Period Payment Default. On or prior to the first (1st) Business Day of the Month immediately succeeding the Month in which a Construction Period Payment Default occurs, the Owner that is not the Defaulting CPP Owner (the “Non-Defaulting CPP Owner”), may pay in its sole discretion, as an advance of CM Costs that will become due from such Non-Defaulting CPP Owner in the future (an “Advance”), to the applicable Project Account of all or any part of the amount owed by the Defaulting CPP Owner based on the most recent invoice from the Construction Manager (in each case excluding any amounts owed in respect of CPP Default Accrued Interest, CPP Default OPCs, the CPP Default Late Fee or Defaulting Owner Advance Amounts pursuant to Section 14.2.4) (the “Deficiency Amount”) and may make additional Advances on or prior to the first (1st) Business Day of any Month following the Month in which the initial Advance for such Construction Period Payment Default occurs, of all or any part of Deficiency

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Amounts of such Defaulting CPP Owner. The Deficiency Amount is the obligation of the Defaulting CPP Owner and the Advances do not relieve the Defaulting CPP Owner of its obligation to make all payments when due hereunder.

14.2.3.1	Obligation Applies After Use of Defaulting CPP Owner Advance Amounts. The Non-Defaulting CPP Owner shall not make any Advances under Section 14.2.3 until all Defaulting Owner Advance Amounts previously deposited into the Main Escrow Account by the Defaulting CPP Owner have been applied to the Deficiency Amount.

14.2.3.2	[Reserved.]

14.2.3.3	Effect of Uncured Default and Absence of Non-Defaulting Owner Advance. If, during the continuance of a Construction Period Payment Default, there are no Advances made by the other Owner, the Management Committee will immediately meet to determine how to proceed and to determine the terms on which the Non-Defaulting Owner would be willing to become an Advancing Owner to remit all Deficiency Amounts, or whether there should be a revision to the size, character, design or capacity of the Project, or whether to proceed under Article 19 to terminate the Project and adopt and implement a Wind-up Plan. The Parties may also by mutual agreement determine to bring in a Third Party as an additional Owner to fund the shortfall created by the Construction Period Payment Default.

14.2.4	Requirements for and Effect of Cure of Construction Period Payment Default. A Defaulting CPP Owner may cure a Construction Period Payment Default (a “Curable Construction Period Payment Default”) only by satisfying, within the period specified in Section 14.2.4.1, the requirements of Sections 14.2.4.2, 14.2.4.3, 14.2.4.4, 14.2.4.5, and 14.2.4.6.1. Unless satisfied in compliance with the preceding sentence, a Defaulting CPP Owner may not cure a Construction Period Payment Default (an “Uncurable Construction Period Payment Default”).

14.2.4.1	Cure Period for Curable Construction Period Payment Default. Unless extended in writing by the Non-Defaulting Owner, the Defaulting CPP Owner will have a period of forty-five (45) days after the occurrence of a Curable Construction Period Payment Default (the “CPP Default Cure Period”) within which to take all actions required to cure the Curable Construction Period Payment Default.

14.2.4.2	Deficiency Amount for Curable Construction Period Payment Default. The Defaulting CPP Owner must pay to the Main Escrow Account the total amount of all CM Costs that the Defaulting CPP Owner has not paid when due under this Agreement.

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14.2.4.3	Out-of-Pocket Costs for Curable Construction Period Payment Default. The Defaulting CPP Owner must pay to the Main Escrow Account, for the benefit of the Non-Defaulting CPP Owner that has made an Advance pursuant to Section 14.2.3 (the “Advancing Owner”), all out-of-pocket costs incurred by such Advancing Owner as a result of it making an Advance (the “CPP Default OPCs”).

14.2.4.4	Default Late Fee for Curable Construction Period Payment Default. The Defaulting CPP Owner must pay to the Main Escrow Account, for the benefit of the Advancing Owner, a late fee equal to five percent (5%) of the amount of the Curable Construction Period Payment Default (the “CPP Default Late Fee”).

14.2.4.5	Interest for Curable Construction Period Payment Default. The Defaulting CPP Owner must pay to the Main Escrow Account, for the benefit of the Advancing Owner, interest at the Late Payment Rate calculated on the basis of annual compounding and the actual number of days elapsed on (i) the Advance made by such Advancing Owner from the day such Advance was made by such Advancing Owner through and including the date that the Defaulting CPP Owner cures the Curable Construction Period Payment Default, and (ii) the CPP Default OPCs from the day the related Advance was made by such Advancing Owner through and including the date that the Defaulting CPP Owner cures the Curable Construction Period Payment Default ((i) and (ii) are collectively referred to as the “CPP Default Accrued Interest”).

14.2.4.6	Defaulting CPP Owner Advance Amounts.

14.2.4.6.1	Defaults. The Defaulting CPP Owner, upon its first and each subsequent Curable Construction Period Payment Default, must pay to the Main Escrow Account an amount equal to one-sixth (1/6th) of such Defaulting CPP Owner’s estimated payment obligations for CM Costs under this Agreement, for the twelve (12) Months immediately following the Month in which such Curable Construction Period Payment Default occurred or, if less, the number of Months immediately following the Month in which such Curable Construction Period Payment Default occurred until the Substantial Completion Date of the Project (the “Defaulting Owner Advance Amounts”).

14.2.4.6.2	[Reserved.]

14.2.4.6.3	Basis for Determining and Treatment of Defaulting Owner Advance Amounts. Any Defaulting Owner Advance Amounts will be determined by the Non-defaulting Owner based on the most recent Project Budget. Any Defaulting Owner Advance Amounts will be held in the Main Escrow Account as security

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for the Defaulting CPP Owner’s payment obligations for CM Costs under this Agreement.

14.2.4.7	Order of Application of Defaulting CPP Owner Payments. All amounts paid by the Defaulting CPP Owner pursuant to Sections 14.2.4.2 through 14.2.4.6, will be applied in the following order: (i) to the repayment of CPP Default OPCs; (ii) to the payment of the CPP Default Accrued Interest; (iii) to the payment of the CPP Default Late Fee; and (iv) to the payment of the Defaulting Owner Advance Amounts. The Defaulting Owner Advance Amounts, and any interest accrued thereon, will be applied first to any payments due by such Defaulting CPP Owner under this Agreement upon the occurrence of a subsequent Curable Construction Period Payment Default by such Defaulting CPP Owner. For the avoidance of doubt, the application of the Defaulting Owner Advance Amounts pursuant to this Section 14.2.4.7 will not constitute a cure of any subsequent Curable Construction Period Payment Default by the Defaulting CPP Owner. The balance of any Defaulting Owner Advance Amounts will be refunded to the Defaulting Owner upon Final Completion.

14.2.4.8	Restoration of Voting Rights Upon Cure of Curable Construction Period Payment Default. If a Defaulting CPP Owner cures its Curable Construction Period Payment Default in accordance with Sections 14.2.4.1 through 14.2.4.6, the rights suspended pursuant to Section 14.2.2 will be restored as provided in Section 14.2.2.

14.2.4.9	Effect of Prior Cured Curable Construction Period Payment Default on Subsequent Curable Construction Payment Period Defaults. A Defaulting CPP Owner’s cure of a Curable Construction Period Payment Default will not suspend or modify the application of the terms set forth in Section 14.1.1.2 with respect to any subsequent Curable Construction Period Payment Default by that same Owner.

14.2.5	Automatic Freeze of Defaulting CPP Owner’s Interest if Curable Construction Period Payment Default Not Cured or Uncurable Construction Period Payment Default Occurs; Provisions Applicable to Automatic Freeze. If the Defaulting CPP Owner fails to cure a Curable Construction Period Payment Default on or prior to the last day of the CPP Default Cure Period in accordance with Section 14.2.4 or upon the occurrence of an Uncurable Construction Period Payment Default, then the Defaulting CPP Owner’s right to make any further payments in respect of all or a portion of the Deficiency Amount or any CM Costs, immediately and automatically will be revoked on the day immediately succeeding the (i) last day of the CPP Default Cure Period or (ii) occurrence of the Uncurable Construction Period Payment Default (a “Freeze”). In the event of a Freeze the following will apply:

14.2.5.1	[RESERVED].

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14.2.5.2	[RESERVED].

14.2.5.3	[RESERVED].

14.2.5.4	Management Committee Determination in Absence of Completed Project. If, on the date of a Freeze, the Final Completion Date has not yet occurred, then as soon as practicable after the occurrence of a Freeze, the Management Committee will determine how the DO’s Deficiency Amount and Future Payment Obligations will be paid. The Non-Defaulting CPP Owner must be given the opportunity to pay the Deficiency Amount and subscribe to the DO’s Future Payment Obligations. In addition, (i) the Percentage of the Defaulting CPP Owner will be reduced in accordance with the Formula to reflect payment by others of its Deficiency Amount and Future Payment Obligations, (ii) the Ownership Percentage of the Owners paying such Deficiency Amount and Future Payment Obligations will be increased in accordance with the Formula on the day of each such reduction in the Percentages of the Defaulting CPP Owner and (iii) the Parties will revise Exhibit B to reflect the new Percentages of the Owners. For purposes of applying the Formula and determining the new Percentages, the CM Costs paid by the Owners will take into account all amounts advanced by the Non-Defaulting CPP Owner and any applicable interest and fees owing to the Non-Defaulting CPP Owner.

14.3	[RESERVED].

14.4	[RESERVED].

14.5	[RESERVED].

14.6	[RESERVED].

14.7	[RESERVED].

14.8        Additional Cure Period for Financing Instrument.  Notwithstanding anything to the contrary in this Article 14, to the extent that any act or action otherwise required by the terms of this Agreement, other than the payment of monies, would cause an Owner to be in default under a facility mortgage as the result of a Default governed by this Article 14, such act or action will be stayed for a period not exceeding sixty (60) days to provide such Owner or its Financing Party time to avoid or cure such default under such facility mortgage.

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ARTICLE 15

DEFAULTS RELATED TO OPERATIONS ACTIVITIES; GENERAL DEFINITIONS; COVENANT DEFAULTS; INJUNCTIVE RELIEF, SPECIFIC PERFORMANCE, AND SET-OFF RIGHTS

15.1	General Provisions Related to Defaults.

15.1.1	[RESERVED].

15.1.2	[RESERVED].

15.1.3	Covenant Default. Each of the following is a “Covenant Default”:

15.1.3.1	Failure of Covenants. The failure of an Owner to keep, observe or perform in any material respect the terms, covenants or obligations under this Agreement (other than a Construction Period Payment Default) or the breach by an Owner in any material respect of any of the representations or warranties contained in this Agreement, in each case if the Non-Defaulting Owner determines that such failure or breach has occurred (the “Performing Owner”) and to:

(i)	declare a default and that such failure or breach is not susceptible to cure, upon notice by the Performing Owner to the Owner with respect to which such failure or breach has occurred (the “Non-Performing Owner”); or

(ii)	declare a default and that such failure or breach is susceptible to cure within thirty (30) days after notice by the Performing Owner to the Non-Performing Owner, if such Non-Performing Owner has not cured such failure or breach within such thirty (30) day period; provided, however, that if the Non-Performing Owner notifies the Performing Owner within five (5) days after its receipt of such notice that it (a) reasonably and in good faith believes that such failure or breach is not susceptible to cure within such thirty (30) day period but is susceptible to cure within the number of days set forth in such Non-Performing Owner’s notice which in no event may exceed ninety (90) days and (b) will diligently and in good faith proceed to remedy such failure or breach during the entirety of such period, then the Performing Owner, may extend the period of time that such Non-Performing Owner has to cure such failure or breach for such number of days as determined by the Performing Owner and will provide notice of such extension to such Non-Performing Owner.

15.1.3.2	Failure of Individually Enforceable Obligations. The failure of an Owner to keep, observe or perform the terms, covenants or obligations

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under Articles 16 (Third Party Claims; Shared Liability; Effect of Insurance; and Contribution), 17 (Confidentiality) or 18 (Dispute Resolution for Excluded Matters) or Sections 10.4 (First Negotiation), or 19.3.1.3 (Effect of Wind-up Plan on Ownership Percentages) of this Agreement or Section 3 of Schedule 1 (collectively, the “Individually Enforceable Obligations”) in each case if any Performing Owner determines:

(i)	to declare a default and that such failure is not susceptible to cure, upon notice by such Performing Owner to the Non-Performing Owner; or

(ii)	to declare a default and that such failure is susceptible to cure within thirty (30) days after notice by such Performing Owner to the Non-Performing Owner, if such Non-Performing Owner has not cured such failure within such thirty (30) day period; provided, however, that if the Non-Performing Owner notifies such Performing Owner within five (5) days after its receipt of such notice that it (a) reasonably and in good faith believes that such failure is not susceptible to cure within such thirty (30) day period but is susceptible to cure within the number of days set forth in such Non-Performing Owner’s notice which in no event may exceed ninety (90) days and (b) will diligently and in good faith proceed to remedy such failure during the entirety of such period, then such Performing Owner may extend the period of time that such Non-Performing Owner has to cure such failure for such number of days as determined by the such Performing Owner and will provide notice of such extension to such Non-Performing Owner.

15.2	Provisions Governing Operations Payment Defaults.

15.2.1	Requirements for Cure of Operations Payment Default. An Owner that becomes a Defaulting Owner as a result of an Operations Payment Default may cure the Operations Payment Default only by satisfying, within the period specified in Section 15.2.1.1, the requirements of Sections 15.2.1.2, 15.2.1.3, 15.2.1.4, and 15.2.1.5.

15.2.1.1	Cure Period for Operations Payment Default. A Defaulting Owner will have a period of ten (10) Business Days after the occurrence of an Operations Payment Default within which to take all actions required to cure the Operations Payment Default.

15.2.1.2	Deficiency Amount for Operations Payment Default. The Defaulting Owner must pay to the Main Escrow Account the total amount of all Project Costs, other than CM Costs, that the Defaulting Owner has not paid when due under this Agreement.

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15.2.1.3	Out-of-Pocket Costs for Operations Payment Default. The Defaulting Owner must pay to the Main Escrow Account, for the benefit of the Non-Defaulting Owner, all out-of-pocket costs incurred by such Non-Defaulting Owner as a result of the Operations Payment Default (the “OP Default OPCs”).

15.2.1.4	Default Late Fee for Operations Payment Default. The Defaulting Owner must pay to the Main Escrow Account, for the benefit of the other Owner, a late fee equal to five percent (5%) of the amount of the Project Costs that the Defaulting Owner failed to pay.

15.2.1.5	Interest for Operations Payment Default. The Defaulting Owner must pay to the Main Escrow Account, for the benefit of the other Owner, interest at the Late Payment Rate calculated on the basis of annual compounding and the actual number of days elapsed on (i) the amount of the Project Costs that the Defaulting Owner failed to pay from the day such Project Costs were due through and including the date that the Defaulting Owner cures the Operations Payment Default and (ii) the OP Default OPCs from the day such Project Costs were due through and including the date that the Defaulting Owner cures the Operations Payment Default.

15.2.2	Remedies Applicable to Operations Payment Default. The remedies applicable to an Operations Payment Default are as set forth in Sections 15.5 and 15.6.

15.3	[RESERVED].

15.4	[RESERVED].

15.5	Provisions Applicable to Certain Defaults.

15.5.1	Available Damages. In the event of an Operations Payment Default or Covenant Default (collectively, the “Non-Exclusive Defaults”), the Non-Defaulting Owner will be entitled to recover from the Defaulting Owner and the Defaulting Owner will be liable and obligated to pay and reimburse the Non-Defaulting Owner for Damages incurred by such Non-Defaulting Owner that arise from, in connection with or incident to its Default, including amounts in Section 15.2 with respect to an Operations Payment Default, subject to the provisions of Section 15.5.2 below.

15.5.2	No Consequential Damages.

15.5.2.1	General Rule. No Owner will be liable to any other Owner under this Agreement or any other Project Agreement for any special, incidental, consequential, indirect, exemplary, treble or punitive Damages, including loss of revenue, loss of profits, diminution of value, cost of capital, loss of goodwill or increased operating costs (collectively, “Consequential Damages”) except as provided in Section 15.5.2.2.

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15.5.2.2	Exceptions. An Owner will be liable to another Owner for Consequential Damages (i) arising for indemnification of Third Party Claims pursuant to Section 16.1 (including a Shared Liability), (ii) arising from the failure of an Owner to pay Damages that have been established by mutual agreement or pursuant to the dispute resolution procedures in Article 18 or Section 3 of Schedule 1 as due and owning hereunder or (iii) expressly provided in any other Project Agreement.

15.5.3	Remedies Not Exclusive. In the event of a Non-Exclusive Default, the Non-Defaulting Owner may exercise any remedies provided for in Section 15.5 or 15.6 or now or hereafter existing under Applicable Law, at law, in equity, by statute or otherwise, and each and every such remedy will be cumulative and will be in addition to every other such remedy. In the event of any such Non-Exclusive Default, the pursuit by an Owner of any specific remedy will not be deemed to be an election of that remedy to the exclusion of any other, whether provided hereunder or under Applicable Law, by law, equity or statute.

15.5.4	Interest on Overdue Obligations. If any amount due hereunder, other than CM Costs or an Advance (which are addressed in Section 14.2) or Operations Expenses (which are addressed in Section 15.2), is not paid by the due date thereof, the Owner owing such obligation will pay to the other Owner that is not then a Defaulting Owner or to the applicable Project Account for the benefit of the Owner that is not then Defaulting Owner, as appropriate, interest thereon at the Late Payment Rate concurrently with the payment of the amount, such interest to begin to accrue as of the due date of such payment. Any payment of interest at the Late Payment Rate pursuant to this Agreement will not excuse or cure any Default hereunder. All payments will first be applied to the payment of accrued but unpaid interest. The amount of any judgment obtained by one Owner against another Owner in any Proceeding arising out of a Non-Exclusive Default by such other Owner under this Agreement will bear interest until paid at the greater of (i) the Late Payment Rate or (ii) the judgment rate under Applicable Law.

15.6	Common Provisions Applicable to All Defaults.

15.6.1	Injunctive Relief and Specific Performance. The Owners agree that in the event of a Default, the Non-Defaulting Owner will be entitled to seek and obtain a temporary or permanent injunction, specific performance or other equitable relief specifically to enforce an Owner’s obligations under this Agreement without the necessity of posting a bond.

15.6.2	Right of Set-Off. Each Non-Defaulting Owner will have the right to set-off against any amount it owes to a Defaulting Owner under this Agreement or any other Project Agreement, all amounts due to such Non-Defaulting Owner from the Defaulting Owner pursuant to this Agreement or any other Project Agreement.

15.7          Additional Cure Period for Financing Instrument.  Notwithstanding anything to the contrary in this Article 15, to the extent that any act or action otherwise required by the terms of

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this Agreement, other than the payment of monies, would cause an Owner to be in default under a facility mortgage as the result of a Default governed by this Article 15, such act or action will be stayed for a period not exceeding sixty (60) days to provide such Owner or its Financing Party time to avoid or cure such default under such facility mortgage.  The foregoing will not be applicable after the Substantial Completion Date of the Project.

ARTICLE 16

THIRD PARTY CLAIMS; SHARED LIABILITY; EFFECT OF INSURANCE; AND CONTRIBUTION

16.1	Third Party Claims.

16.1.1	Indemnification. To the maximum extent permitted by Applicable Law, each Owner (an “Indemnifying Owner”), will defend, indemnify and hold harmless, the other Owner, its Affiliates and its respective directors, officers, shareholders, members, partners, employees and agents (collectively, the “Indemnified Persons”) from and against any and all Damages, including Consequential Damages, arising from a claim or a Proceeding instituted by a Third Party (a “Third Party Claim”) (other than Third Party Claims that are a Shared Liability, in which case Section 16.2 will apply) as a result of or arising out of or in connection with: (i) the Indemnifying Owner’s performance of or failure to perform its obligations under this Agreement; (ii) the failure of any representation or warranty made by the Indemnifying Owner in this Agreement to be true and correct in all respects as of the date of this Agreement; (iii) the Transfer by the Indemnifying Owner of any portion of its Ownership Percentage (but excluding any and all (a) Damages arising out of acts or omissions of the transferee once it becomes an Owner and (b) internal costs incurred by an Owner that participates in any Proceedings relating to Governmental Approvals being sought by an Indemnifying Owner in order for such Indemnifying Owner to engage in a Permitted Transfer); (iv) a Non-Defaulting Owner’s or the Management Committee’s exercise of any remedies permitted under this Agreement as a result of a Default by the Indemnifying Owner; or (v) the Indemnifying Owner’s acts or omissions that (a) are unrelated to the Project, including acts or omissions of an Owner with respect to Non-Project Modifications undertaken by an Owner, or (b) relate solely to the Indemnifying Owner’s Discretely Owned Substation (the Damages described in this Section 16.1 are collectively referred to herein as “Third Party Claim Damages”).

16.1.1.1	Comparative Negligence. With respect to Third Party Claims alleging negligence by an Indemnified Person (other than Third Party Claims of negligence that are a Shared Liability, in which case Section 16.2.1 will apply), an Indemnifying Owner will not be responsible for that portion of any award as to which it is determined (whether in the Proceeding brought by the Third Party or in any subsequent Proceeding commenced by an Owner to determine the allocation of liability) that the Indemnified Person was negligent to the extent of the specific percentage of negligence allocated to such Indemnified Persons;

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provided, however, the foregoing will not relieve the Indemnifying Owner of its obligation to defend the Indemnified Persons in any such Third Party Claim in accordance with Section 16.1.1, subject to a right of reimbursement from the Indemnified Person for a proportionate share of defense costs including attorneys’ fees.

16.1.2	Notice of Third Party Claims. Any Indemnified Person will, promptly after the receipt of notice of any Third Party Claim against such Indemnified Person in respect of which indemnification may be sought pursuant to Section 16.1.1, notify the Indemnifying Owner of such Third Party Claim. The Indemnifying Owner will not be obligated to indemnify any Indemnified Person with respect to any such Third Party Claim if the Indemnified Person fails to notify the Indemnifying Owner thereof in accordance with the provisions of this Section 16.1.2 in sufficient time to permit the Indemnifying Owner to defend against such Third Party Claim and to make a timely response thereto, including any responsive motion or answer to a complaint, petition, notice or other legal, equitable or administrative process relating to the Third Party Claim, but only insofar as such failure to notify the Indemnifying Owner has actually resulted in material prejudice or damage to the Indemnifying Owner.

16.1.3	Defense of Third Party Claims. In case any such Third Party Claim is made or brought against an Indemnified Person, the Indemnifying Owner will assume the defense thereof with counsel, selected by the Indemnifying Owner, who is free of any conflicts of interest, is competent and experienced to defend the Indemnified Person and is reasonably acceptable to the Indemnified Person. The Indemnified Person will not have the right to be solely defended by such counsel; such counsel may represent multiple clients in such circumstances, so long as a conflict of interest in such representation does not exist during the period of such representation. In such circumstances, the Indemnified Person will (i) cooperate with the Indemnifying Owner and provide the Indemnifying Owner with such information and assistance as the Indemnifying Owner(s) reasonably requests in connection with such Third Party Claim and (ii) at its own expense, have the right to participate and be represented by counsel of its own choice (by attendance and observation only) in any such Proceeding and in all conferences with all Persons (or their counsel), including Governmental Bodies, with respect to any such Third Party Claim. If the Indemnifying Owner assumes the defense of the relevant Third Party Claim, (a) the Indemnifying Owner(s) will not be liable for any settlement thereof that is made without its prior written consent, which consent will not be unreasonably withheld, delayed or conditioned, and (b) the Indemnifying Owner will control the settlement of such Third Party Claim; provided, however, that the Indemnifying Owner will not conclude any settlement that requires any action or forbearance from action or payment (unless paid in full by the Indemnifying Owner) or admission by the Indemnified Person or any of its Affiliates without the prior approval of the Indemnified Person. Any such contrary settlement will require the prior written consent of the Indemnified Person, which consent will not be unreasonably withheld, delayed or conditioned.

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16.1.4	Prejudicial Actions. The obligations of an Indemnifying Owner will not extend to any Damages to the extent the same results from the act or omission of the Indemnified Person (unless required by Applicable Law or applicable legal process) after the Indemnified Person has received notice of the Third Party Claim against it that materially prejudices the defense of the Third Party Claim, without, in any such case, the prior written consent of the Indemnifying Owner (such consent not to be required in a case where the Indemnifying Owner has not assumed the defense of the Third Party Claim). Subject to Section 16.1.1.1, good faith responses by the Indemnified Person to subpoenas and discovery requests or good faith testimony or affidavits given in the course of a Proceeding, in each case arising out of a Third Party Claim, will not be considered such a prejudicial act or omission of the Indemnified Person.

16.2	Exceptions and Clarifications.

16.2.1	Shared Liability. The Parties acknowledge that from time to time (i) the Construction Manager may request an Owner to perform services or provide information in furtherance of the Construction Manager’s ability to perform the Services or a Contractor’s performance of Construction Work, or (ii) a Maintenance Provider may request an Owner to perform services or provide information in furtherance of the Maintenance Provider’s ability to perform its obligations under the Operation and Maintenance Agreement, in each case which services or information is for the benefit of the Project. If a Third Party Claim is brought or asserted against an Owner as a result of the provision by it of requested assistance (a “Shared Liability Claim”), then except as provided in Section 16.2.1.1 or, in connection with the settlement of a Shared Liability Claim unless otherwise agreed by the unanimous vote of the Owners, any Damages arising from such Third Party Claim will be shared between the Owners on the basis of the Ownership Percentages (a “Shared Liability”).

16.2.1.1	Exception Intentional Misconduct or Fraud. If a judgment is rendered in favor of a Third Party in connection with a Shared Liability Claim arising from an Owner providing the requested assistance described in Section 16.2.1, and such judgment is based solely on a finding in the judgment that such Owner engaged in intentional misconduct or fraud, then the Owner that provided the requested assistance will pay one hundred percent (100%) of all amounts awarded in such judgment.

16.2.1.2	Notice of Shared Liability Claim. Each Owner will promptly notify the Management Committee of the Shared Liability Claim in writing (specifying in reasonable detail the basis therefor) after such Owner receives notice of any Shared Liability Claim.

16.2.1.3	Defense of Shared Liability Claim. The Management Committee will assume the defense of all Shared Liability Claims on behalf of the Owners with counsel of its choice. All costs and expenses associated with the defense of a Shared Liability Claim will be shared between the

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Owners on the basis of the Ownership Percentages. The Management Committee may settle a Shared Liability Claim. No Owner will pursue, defend, settle or compromise a Shared Liability Claim on its own without the consent of the Management Committee. Each Owner will (i) at its own cost or expense cooperate with the Management Committee and provide the Management Committee with such information and assistance as the Management Committee reasonably requests in connection with a Shared Liability Claim and (ii) at its own expense, have the right to participate and be represented by counsel of its own choice (by attendance and observation only) in connection therewith.

16.2.2	Effect of Insurance. Any Damages due and payable under this Article 16 will be net of any amount paid to the Third Party from proceeds of insurance in connection with a Shared Liability Claim or Third Party Claim under policies in effect pursuant to the Insurance Plan. The provisions of this Article 16 are not to be construed so as to relieve any insurer of its obligation to pay any insurance claims in accordance with insurance policies in effect. The obligations of the Owners under this Article 16 are not limited by an Owner’s insurance coverage.

16.2.3	Right of Contribution. Each Owner will have a contractual right of contribution hereunder against the other Owner pursuant to the provisions of this Section 16.2.3.

16.2.3.1	Basis for Owner Claim of Contribution Right. If Third Party Claim Damages or a Shared Liability is imposed on the Owners on a joint and several basis (or a basis upon which an Owner is assigned an obligation to pay greater than its Ownership Percentage) and such Third Party Claim Damages or a Shared Liability is not covered by insurance or is not indemnified by another Owner, then the Third Party Claim Damages or Shared Liability will be allocated pro rata between the Owners in accordance with their Ownership Percentages, subject to the indemnification provisions of Section 16.1.1 and the Shared Liability provisions of Section 16.2.1.

16.2.3.2	Contribution Claim by Owner(s). If an Owner (the “Owner Claiming Contribution”) is obligated to pay or pays more than its Ownership Percentage in connection with incurring or discharging Third Party Claim Damages or a Shared Liability (as described in Section 16.2.3.1) of the other Owner to a Third Party under this Agreement, then the Owner Claiming Contribution will have a right of contribution against the other Owner (i) that is not obligated to pay to such Third Party its Ownership Percentage in connection with such claim or liability, (ii) that has not timely paid the full amount of its Ownership Percentage with respect to such claim or liability or (iii) for whom the Owner Claiming Contribution has paid all or a portion of another Owner’s obligation arising from Third Party Claim Damages or a Shared Liability (the “Owner Subject To Contribution”). The Owner Subject

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To Contribution is obligated hereunder to promptly and timely pay its pro rata Ownership Percentage of such claim or liability to the Third Party to whom such payments are owed (in the case of an untimely unpaid claim or liability) or to the Owner Claiming Contribution (in the case of payment by the Owner Claiming Contribution of all or a portion of the Ownership Percentage owed by the Owner Subject To Contribution). In the cases of clauses (i) and (iii) of this Section 16.2.3.2, all payments by the Owner Subject To Contribution will be made to the Owner Claiming Contribution. In the case of clause (ii) of this Section 16.2.3.2, all payments by the Owner Subject To Contribution will be made directly to the Third Party to whom the Third Party Claim Damages or the Shared Liability is owed. If payment is made by the Owner Subject To Contribution directly to the Owner Claiming Contribution, then the Owner Claiming Contribution is obligated to promptly remit the amount of such payment to the proper Person for payment of the Third Party Claim Damages or Shared Liability.

16.2.3.3	Notice and Right of Set-Off/Recoupment by Owner Claiming Contribution. If an Owner Subject To Contribution does not remit the amount it is obligated to pay under Section 16.2.3.2 within thirty (30) days of a written demand by the Owner Claiming Contribution, and thereby fully satisfy its payment obligation to either (i) the Third Party to whom Third Party Claim Damages or a Shared Liability is owed or (ii) the Owner Claiming Contribution, as applicable (thereby continuing to expose the Owner Claiming Contribution to a payment obligation not owing by it or non-payment of its right to contribution due to its prior payment of the obligation(s) of an Owner Subject To Contribution), then the Owner Claiming Contribution will have the right to set-off and otherwise recoup any amount it owes to an Owner Subject To Contribution either under this Agreement or any other Project Agreement.

16.2.3.4	Payment to Third Party by Owner Claiming Contribution. If the Owner Claiming Contribution is claiming such contribution right due to an unpaid obligation to a Third Party, then any amount (i) of set-off by an amount owed by, or (ii) directly paid to, the Owner Claiming Contribution with respect to the Owner Subject To Contribution will be promptly remitted to such Third Party by the Owner Claiming Contribution.

16.2.4	Project Costs. Nothing in this Article 16 modifies each Owners obligation to pay its Ownership Percentage of all Project Costs in accordance with Section 5.1.

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ARTICLE 17

CONFIDENTIALITY

17.1	Confidentiality of Information. It may be necessary for an Owner to provide confidential or proprietary information with respect to its participation in the Project or an Owner may agree to develop certain confidential or proprietary information as part of or in connection with the construction, operation or maintenance of the Project. Each Owner covenants, with respect to such confidential and proprietary information provided by such Owner, that any and all confidential and proprietary information so provided for use for this Agreement or the Project, whether or not it falls within the definition of “Confidential Information” as defined below, does not infringe upon or violate the rights or interests of any Third Party (including any trade secret or confidentiality rights of such Third Party). Each Owner agrees to use the confidential and proprietary information it develops in connection with this Agreement or the Project (provided that the cost of developing such information has been treated as a Project Cost), and confidential and proprietary information provided to it by any other Owner or representative in connection with this Agreement (“Confidential Information”), solely (i) in order to participate in this Agreement and the Project or (ii) for other activities contemplated by this Agreement (each a “Permitted Purpose”). Each Owner will keep Confidential Information confidential and will not, and will advise its Representatives (as defined below) not to, disclose to any Person any Confidential Information in any manner whatsoever or otherwise use any Confidential Information other than for a Permitted Purpose; provided, however, that any Confidential Information may be disclosed to an Owner’s financial, technical, legal and other professional advisors, members, employees, Financing Parties and other lenders, Affiliates and other representatives (collectively referred to as “Representatives”) who may need to know such Confidential Information for the purpose of advising the Owner with respect to this Agreement or the Project and potential transferees who are subject to a confidentiality agreement; provided, further, however, that such Representatives are informed by the Owner of the confidential nature of the Confidential Information and that they will be bound by the confidentiality provisions of this Article 17 to the same extent as if they were parties hereto. Each Owner agrees that it will be responsible for any breach of this Article 17 by any of its Representatives and for any use of the Confidential Information by any of them for any purpose other than a Permitted Purpose. Written documents, electronic documents and other physical information will be deemed Confidential Information and protected hereby, only if clearly and prominently marked and identified as “CONFIDENTIAL.” Oral or other non-written communications will be deemed Confidential Information only if they are declared to be Confidential Information at the time disclosed.

17.2	Information Not Deemed Confidential Information. Notwithstanding Section 17.1, the term “Confidential Information” does not include any information that (i) is or becomes generally available to the public other than as a result of a disclosure by an Owner, or any of its respective Representatives in violation of Section 17.1; (ii) was within an Owner’s possession before its being furnished to such Owner by or on behalf of any other Owner; (iii) becomes available to an Owner on a non-confidential basis from a source other than any other Owner or any of their respective Representatives, provided that such recipient does not know that such source is bound by a confidentiality agreement with, or other

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contractual, legal or fiduciary obligation of confidentiality to, any other Person with respect to such information; or (iv) is independently developed by an Owner, without access to the Confidential Information.

17.3	Requirement to Disclose Confidential Information. If an Owner (i) is required by legal process, a Governmental Body, Arbitrator or otherwise by operation of law to disclose any Confidential Information of another Owner (“Disclosing Party”) or (ii) determines that it is necessary to disclose any Confidential Information in connection with Proceedings before any Governmental Body with jurisdiction over an Owner’s rates or operations, then to the extent legally permissible, the Owner, as applicable, will give prompt prior notice of such impending disclosure to the Disclosing Party so that the Disclosing Party at its own cost may seek a protective Order or other appropriate remedy. The Owner (a) will disclose only that portion of the Confidential Information that it is legally required to disclose or determines that is necessary to disclose in connection with Proceedings before any Governmental Body with jurisdiction over an Owner’s rates or operations, (b) will give prompt notice of same to the Disclosing Party and (c) will reasonably cooperate with the Disclosing Party in connection with the efforts of the Disclosing Party seeking a protective Order or other appropriate remedy. If the Disclosing Party fails to obtain a protective Order or other appropriate remedy with respect to the extent of the planned disclosure of Confidential Information by the Owner required or deeming it necessary to disclose, such Owner may rely on advice of its legal counsel (which may be its in-house counsel) with respect to its obligations of disclosure or the necessity of its disclosure as contemplated herein.

17.4	Compliance with FERC Standards of Conduct. Each Owner will not, directly or indirectly, reveal any non-public transmission function information (as defined in 18 C.F.R. §§ 358.3j, as such rules may be interpreted, amended or replaced by FERC from time to time, and hereinafter referred to as “Transmission Information”) in a manner that violates 18 C.F.R. §§ 358.6 and 358.7, as such rules may be interpreted, amended or replaced by FERC from time to time (the “FERC Standards of Conduct”). To the extent applicable, a disclosure (inadvertent or otherwise) of Transmission Information by an Owner must be appropriately addressed by such Owner pursuant to 18 C.F.R. § 358.7 or any successor provision.

17.5	Restrictions on Access to Critical Energy Infrastructure Information. Each Owner certifies for itself and its Representatives who may be granted access to “critical energy infrastructure information” (“CEII”) as defined in 18 C.F.R. § 388.113(c)(1) or any successor provision that (i) it and each of its Representatives are aware of the requirements of 18 C.F.R. Part 388 with regard to CEII and (ii) it has no reason to believe that it or its Representatives would be restricted from access to CEII. To the extent applicable, a disclosure (inadvertent or otherwise) of CEII by an Owner must be appropriately addressed by such Owner pursuant to 18 C.F.R. § 358.7(a)(2) or any successor provision.

17.6	Property of Owner. Except Confidential Information developed by an Owner in connection with the Project, the costs of which were included as Project Costs for which the Owner was reimbursed in accordance with this Agreement, all Confidential Information will remain the Property of the Owner providing it. Notwithstanding any

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provision in this Article 17 to the contrary, if such Owner’s Ownership Percentage is at any time reduced to zero, such Owner will have no right to demand that such Confidential Information be returned to such Owner or be destroyed.

17.7	No Accuracy Warranty. The Owner that discloses Confidential Information is not providing any warranties or representations as to the accuracy of any such Confidential Information. Nothing herein is intended to, or will, obligate an Owner to provide any Confidential Information to any other Owner; provided, however, the foregoing will not abrogate or otherwise absolve a disclosing Owner from the covenant set forth in Section 17.1 above regarding non-infringement and prohibitions on use.

17.8	Breach of Confidentiality Provisions. Each Owner expressly agrees that a breach of any of the terms or conditions of this Article 17 would result in irreparable harm and that money would not be a sufficient remedy for any such breach. Accordingly, in the event of a breach or threatened breach by an Owner or by any of its Representatives of any of the provisions of this Article 17 (and in addition to any other remedy provided by law or in equity), each Owner agrees that the Owner which such breach would harm will be entitled to seek appropriate equitable relief, including injunctive relief and specific performance.

17.9	Public Disclosure. If an Owner intends to make, directly or indirectly, any material public comment, statement, or communication (such as a press release) with respect to the Project, or otherwise to disclose or to permit the disclosure of a material non-public aspect of the Project, or any of the material terms, conditions, or other material aspects of this Agreement, it will use reasonable commercial efforts to first provide to the other Owner, or its Representative, the content of the proposed disclosure, and the time and place that the disclosure will be made and provide to the other Owner, or its Representatives, a reasonable opportunity to comment on the proposed disclosure; provided, however, that no such public comment, statement or communication will include any Confidential Information, except as required by Applicable Law.

17.10	Public Disclosure Laws. The Owners intend that nothing in this Agreement and no action taken pursuant to this Agreement will (i) cause Confidential Information that would otherwise have been exempt from public access or inspection to become subject to public access or inspection under any Applicable Law regarding public access to information or (ii) make unavailable or waive any exception to or protection under public disclosure Applicable Laws that would otherwise enable the Owners to preserve the confidentiality of the Confidential Information.

ARTICLE 18

DISPUTE RESOLUTION FOR EXCLUDED MATTERS

18.1	Excluded Matters. Disputes with respect to a Percentage Calculation arising under Section 3.1.3.3 (a “Percentage Calculation Dispute”) will be resolved pursuant to this Article 18 and not pursuant to Section 3 of Schedule 1.

18.2	Appointment of Arbitrator. Within ten (10) days after the Management Committee’s receipt of a Notice from an Owner objecting to the Percentage Calculation, the

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Management Committee will select and engage an independent certified public accounting firm to act as arbitrator and to resolve the Percentage Calculation Dispute (the “Arbitrator”).

18.3	Arbitration Process. Within five (5) days following the engagement of the Arbitrator or such other reasonable period of time determined by the Arbitrator, the Arbitrator will convene a meeting at which each Owner may present to the Arbitrator the factual basis for its agreement or disagreement with the Percentage Calculation. Prior to or at the meeting, either Owner may submit written information to the Arbitrator in support of its position. If an Owner submits any written information to the Arbitrator, it will contemporaneously provide a copy to the other Owner. Neither Owner will make or knowingly cause or permit to be made any oral or written ex-parte communication to the Arbitrator about the Proceeding. The Arbitrator will, with respect to the issues that are disputed, make a written determination by independent calculation of the Percentages as of the applicable date. The Arbitrator must abide by the terms of this Agreement and Applicable Law in making its determination.

18.4	Effect of Arbitrator’s Decision. Subject to Section 18.3, the decision of the Arbitrator will be final and binding on each Owner.

18.4.1	Percentage Calculation Dispute. If the Arbitrator determines that any Percentages set forth in Exhibit B are incorrect, the Percentages of each affected Owner immediately will be increased or decreased based on the determination of the Arbitrator and promptly thereafter the Parties will revise Exhibit B to reflect the same.

18.5	Fees of Arbitrator. The fees and expenses of the Arbitrator incurred in connection with its performance of the duties set forth in this Article 18 will be borne by the Non-Prevailing Party.

18.6	Confidentiality. The Percentage Calculation and any other reports, forms or other information relating thereto or to the Project are Confidential Information. The Management Committee and the Owners will require the Arbitrator to sign a confidentiality agreement containing the same or substantially similar obligations of confidentiality as set forth in Article 17.

ARTICLE 19

TERMINATION

19.1	Termination.

19.1.1	Termination of the Project. If the In-Service Date has not occurred with respect to the Project, the Project may be terminated in its entirety, provided that such termination is in compliance with Applicable Law: (i) by a writing executed by each of the Owners (acting as Owners and not through their Authorized Owner Representatives); or (ii) pursuant to Section 13.4.4 (Effect of Partial Subscription).

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19.1.2	Termination of this Agreement. This Agreement may be terminated with respect to each of the Owners as follows: (i) by a writing executed by each of the Owners (acting as Owners and not through their Authorized Owner Representatives) terminating this Agreement; or (ii) by the Management Committee (including the Owner Representative of a Defaulting Owner) after (A) the Project has been terminated in its entirety and the Wind-up Plan has been implemented; or (B) the Project has been permanently decommissioned and disconnected from the Transmission Grid in compliance with Applicable Law and all remaining obligations have been paid and remaining assets included in the Project have been disposed of.

19.2	Retirement and Retirement Costs. The Management Committee will have the right to decide to permanently decommission and disconnect from the Transmission Grid all or a portion of the Project. Retirement of any of the Project will be conducted in compliance with Applicable Law. All costs (less salvage credits, if any) associated with retirement of all or a portion of the Project, including dismantling, demolishing, and removing Equipment and structures (including the cost of transportation and handling incidental thereto), security, disposing of debris, any site work necessary to effect retirement in accordance with Good Utility Practice, and the costs of any remediation, site restoration or monitoring, will constitute CM Costs or Operating Expenses as provided in Section 19.3.1.1.

19.3	Effect of Project Termination.

19.3.1	Wind-up Plan. If the Project is terminated pursuant to Section 19.1.1, then the Management Committee will adopt a wind-up plan (the “Wind-up Plan”) which will include how it intends to accomplish the following and the Project will remain in effect until the Management Committee determines that the Wind-up Plan has been fully implemented and the Owners are notified of the Project termination date. In connection with the Wind-up Plan, the Management Committee will only have the authority to act with respect to the Project, except to the extent necessary to enforce the rights and obligations of the Owners (i) in the Project (including ingress and egress for parts of the Project that may be physically connected to a Discretely Owned Substation Asset), (ii) under the Project Agreements, or (iii) as otherwise required by Applicable Law.

19.3.1.1	Costs. All termination costs, including with respect to termination of Project Agreements, Construction Agreements, Real Property Agreements and other contracts that are part of the Project or which relate to the Project, in accordance with the terms thereof, and any cancellation costs, termination costs and Damages payable thereunder will constitute CM Costs if (i) such costs and damages would have constituted CM Costs if the Project had not been terminated, or (ii) the respective Wind-up Plan is adopted prior to the Substantial Completion Date of the Project, in which event all such costs and damages will be paid by the Owners in accordance with their respective Ownership Percentage; provided that, to the extent such termination costs relate to

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costs and expenses associated with Project Agreements, Construction Agreements, Real Property Agreements, and other contracts that relate to Discretely Owned Substation Assets which relate to the Project that is subject to the Wind-up Plan, such termination costs and expenses will be the sole responsibility of the applicable Discretely Owned Substation Owner.

19.3.1.2	Required Steps. The following steps shall be taken as part of the Wind-up Plan (i) timely disposition of the Property that constitutes the Project subject to the Wind-up Plan, as applicable, by sale, auction, division of assets, or otherwise; (ii) deposit of any proceeds of such disposition in the account(s) specified by the Management Committee; (iii) taking of all action required by Good Utility Practice to provide for the retirement from service of any part of the Project that is not sold or disposed of, including any remediation, restoration or other actions required by Applicable Law or necessary or desirable for the protection of the Owners from liability; (iv) payment of all liabilities related to the Project subject to such disposition and establishment of any reserves necessary to satisfy any contingent liabilities related to the Project (including those arising pursuant to clause (iii) of this Section 19.3.1.2); (v) undertaking of other necessary steps for the winding up of the Project; (vi) periodic reporting to the Owners on the status of the Wind-up Plan; (vii) preparation of a final accounting for the Project subject to the Wind-up Plan, and, in the event the Wind-up Plan does not include all of the Project, to facilitate the proper calculation of the Percentages upon completion of the Wind-up Plan and prior to disbursement of any available funds in the Project Accounts and (viii) allocation and disbursement of any available funds in the Project Accounts (after satisfaction of the provisions of this Section 19.3.1.2) (the “Distributable Cash”) or costs to the Owners in accordance with Section 19.3.2.

19.3.1.3	Effect of Wind-up Plan on Ownership Percentages. The Owners will take all actions or omit to take such actions to effect the provisions of the Wind-up Plan, including (i) execution and delivery of such documents, instruments and other documentation reasonably necessary for the Owners to take the required steps under the Wind-up Plan, including those described in Section 19.3.1.2 above, and (ii) to cause the accounting and recalculation to update and revise Exhibit B to reflect the then current Ownership Percentage of each Owner in the event the Wind-up Plan does not result in termination of the Project and promptly provide a copy of revised Exhibit B to each Owner and take all other necessary actions to reflect the matters contemplated by the provisions of Section 19.3.

19.3.2	Allocations and Distributions Upon Termination of Project. Distributable Cash and costs will be allocated and paid to each Owner in accordance with its

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Ownership Percentages, subject to a Party’s right of contribution from the other Party.

19.3.2.1	Effect of Wind-up Plan on Discretely Owned Substation Assets. Without the consent of the Discretely Owned Substation Owner, no Discretely Owned Substation Assets will become subject to the Wind-up Plan.

19.3.2.2	Effect of Payment to Financing Party. If any remittance is made from Distributable Cash of the Project with respect to payment of a Financing Party of either Owner in connection with the Wind-up Plan, then the amount of Distributable Cash that is remitted to a Financing Party from what would otherwise be Distributable Cash available for remittance to the Owners (or to otherwise satisfy Project debt obligations of the Owners) will be treated as if a cash distribution was made to such Owner and such amount will be (i) subtracted in determining the amount of Distributable Cash available to such Owner and (ii) the amount of Distributable Cash that was remitted to a Financing Party will be allocated pro rata based on the applicable Owner’s respective Ownership Percentage.

ARTICLE 20

MISCELLANEOUS

20.1	Survival. Schedule 1 (Generally Applicable Provisions), Articles 14 (Defaults Related to Construction Activities), 15 (Defaults Related to Operations Activities; General Definitions; Covenant Defaults; Injunctive Relief, Specific Performance, and Set-off Rights), 16 (Third Party Claims; Shared Liability; Effect of Insurance; and Contribution), 17 (Confidentiality), 18 (Dispute Resolution for Excluded Matters), 19 (Termination) and 20 (Miscellaneous), 7.1.2 (Sales, Consumer and Use Taxes), 7.3 (Sharing of Taxes and Related Payments), 7.4 (Tax Credits or Other Tax Benefits), 7.5 (Non-creation of Taxable Entity), 8.1 (Insurance), 8.3 (Insurance Proceeds), 9.5 (Condemnation Awards) and 12.2.6 (Risk of Loss and Damage) will survive the termination of this Agreement in its entirety with respect to all Owners or termination of this Agreement with respect to any individual Owner pursuant to the terms of this Agreement.

20.2	Forward Contracts; Single Agreement. The Owners acknowledge and agree that this Agreement and the other Project Agreements are “forward contracts” and that the Owners are “forward contract merchants,” as those terms are defined in the United States Bankruptcy Code. The Owners further acknowledge and agree that this Agreement and the other Project Agreements form a single, integrated agreement, and this Agreement and the other Project Agreements are entered into in reliance on the fact that this Agreement and the other Project Agreements collectively form a single agreement between the Owners.

20.3	Force Majeure. No Party (in any capacity) will be liable hereunder to the extent that its performance of an obligation hereunder is delayed or prevented by an event of Force Majeure. Such Party will use its commercially reasonable efforts to overcome the

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limitations imposed by the occurrence of such event of Force Majeure and to mitigate the consequences of its inability to perform on the other Parties.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Owners have caused this Agreement to be executed as of the date above recited.

OWNERS:

OTTER TAIL POWER COMPANY

BY:	/S/ TIMOTHY ROGELSTAD
NAME: TIMOTHY ROGELSTAD
ITS: PRESIDENT

MONTANA – DAKOTA UTILITIES
COMPANY, A DIVISION OF MDU
RESOURCES GROUP, INC.

BY:	/S/ DAVID L. GOODIN
NAME: DAVID L. GOODIN
ITS: PRESIDENT AND CEO OF MDU
RESOURCES GROUP, INC.

[SIGNATURE PAGE TO PROJECT OWNERSHIP AGREEMENT]

Execution Version

SCHEDULE 1

GENERALLY APPLICABLE PROVISIONS

ARTICLE 1
DEFINITIONS

The following terms, whether in the singular or in the plural, when used in this Schedule 1 or in notices given under any Project Agreement and initially capitalized, have the meanings specified below. All other initially capitalized terms used in this Schedule 1 have the meanings specified in the Project Ownership Agreement, and if not specified therein, then in the Construction Management Agreement, and if not specified therein, then in the Operation and Maintenance Agreement.

“Arbitration Procedures” has the meaning given in Section 3.3.

“Arbitrator” has the meaning given in Section 3.4.1.

“Claim Subject to Mandatory Arbitration” has the meaning given in Section 3.3.1.

“Commercial Arbitration Rules” means the Commercial Arbitration Rules of the American Arbitration Association amended and effective June 1, 2009.

“Complying Party” has the meaning given in Section 3.2.5.

“Construction Industry Arbitration Rules” means the Construction Industry Arbitration Rules set forth by the American Arbitration Association.

“Dispute” has the meaning given in Section 3.1.

“Dispute Notice” has the meaning given in Section 3.2.1.

“Disputing Parties” has the meaning given in Section 3.2.1.

“Initiating Party” has the meaning given in Section 3.2.1.

“Proceeding(s)” means any suit, litigation, arbitration, hearing, audit, investigation or other action (whether civil, criminal, administrative or investigative) commenced, brought, conducted, heard by or before, or otherwise involving, any Governmental Body or Arbitrator.

“Responding Parties” has the meaning given in Section 3.2.1.

“Senior Executive(s)” means a representative of an Owner who is authorized to settle the applicable dispute and who is not an Authorized Owner Representative.

“Transfer” has the meaning given in Section 10.1 of the Project Ownership Agreement.

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ARTICLE 2
NOTICES

2.1	Notices Generally. All notices, requests or other communications required under any Project Agreement will be in writing and will be deemed “given”: (i) if delivered in person or by courier, upon receipt by the intended recipient or upon the date of delivery (as confirmed by, if delivered by courier, the records of such courier); (ii) if sent by facsimile transmission, when the sender receives confirmation from the sending facsimile machine that such facsimile transmission was transmitted to the facsimile number of the addressee; (iii) if mailed, upon the date of delivery as shown by the return receipt therefor; or (iv) if delivered by a nationally recognized mail delivery service, upon the date of delivery. Notices must be sent to the addresses of the Persons set forth on Exhibit 1 attached to this Schedule 1.

2.2	[Reserved].

2.3	Designation of Different Addresses and Persons. A party may, at any time, by written notice to each other party, designate different or additional Persons or different addresses for giving of notices, demands or requests to it under a Project Agreement.

ARTICLE 3
DISPUTE RESOLUTION

3.1	Scope of Dispute Resolution Provisions. Except for Excluded Matters, or any dispute, claim or controversy arising under Articles 14 or 15 of the Project Ownership Agreement, the provisions of this Article 3 will govern any dispute, claim or controversy arising out of, or relating to, a Project Agreement or relating to a decision of the Management Committee (a “Dispute”) between or among (i) the Owners under any Project Agreement; (ii) the Owners acting through the Management Committee and the Construction Manager under the Construction Management Agreement; or (iii) the Owners acting through the Management Committee and the Maintenance Provider or Control Center Authority under the Operation and Maintenance Agreement; provided, however, that an Owner in any capacity (including as an Owner, a Construction Manager, a Maintenance Provider or a Control Center Authority) may, at any time seek appropriate equitable relief, including injunctive relief and specific performance, without first complying with the provisions of this Article 3.

3.2	Required Steps Before Initiating Arbitration or Other Remedies. Except for Disputes arising under Sections 4.1.2.4 or 4.2.2.4 of the Project Ownership Agreement, no Owner in any capacity (including as an Owner, a Construction Manager, a Maintenance Provider or a Control Center Authority) may seek any remedy in connection with a Dispute subject to Article 3 without first complying with the provisions of this Section 3.2;

	3.2.1	Notice of Dispute. Any Owner in any capacity wishing to assert a claim or pursue any other remedy in connection with a Dispute (the “Initiating Party”) will provide written notice (a “Dispute Notice”), which must: (i) be dispatched at

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the same time and in the same manner to all other Parties; (ii) describe in reasonable detail the nature of the Dispute; (iii) identify all Parties that are indispensable to the resolution of the Dispute (the “Responding Parties”); (iv) specify the resolution sought by the Initiating Party; (v) provide the name, title and contact information of the Senior Executive appointed by the Initiating Party; and (vi) indicate the proposed place, date and time (within the limits set forth in Section 3.2.3) for Senior Executives of the Initiating Party and Responding Parties (together, the “Disputing Parties”) to conduct an initial meeting to discuss and attempt to resolve the Dispute.

3.2.2	Appointment of Senior Executives. Within three (3) Business Days following receipt of a Dispute Notice, each Responding Party will appoint and provide written notice to the other Disputing Parties of a Senior Executive assigned to participate in efforts to settle the Dispute.

3.2.3	Initial Meeting of Senior Executives. Within five (5) Business Days following receipt of a Dispute Notice, the Senior Executives will meet in accordance with the place within Barnes County, North Dakota, date and time specified in the Dispute Notice, unless all Disputing Parties agree to modify one or more of the place, date and time for the initial meeting. Any Senior Executive who is unable to attend the initial meeting in person will be entitled to participate by telephone conference or any other means by which all Senior Executives can simultaneously hear one another. The purpose of the initial meeting will be for the Senior Executives to attempt in good faith to reach a mutually acceptable resolution of the Dispute.

3.2.4	Additional Meeting of Senior Executives. If the Disputing Parties are unable to resolve the Dispute at the initial meeting of Senior Executives held in accordance with Section 3.2.3, the Senior Executives will hold at least one (1) additional meeting, which all Senior Executives must attend in person during the ten (10) Business Days following the initial meeting, to continue to attempt in good faith to reach a mutually acceptable resolution of the Dispute unless the Disputing Parties agree otherwise. The Senior Executives may by mutual agreement use a mediator to facilitate an acceptable resolution at the additional meeting and to schedule subsequent additional meetings. If the Disputing Parties have not resolved the Dispute by the end of the additional meeting held in accordance with this Section 3.2.4, and any subsequent additional meetings scheduled by mutual agreement, then if the Dispute is a Claim Subject to Mandatory Arbitration or if all Disputing Parties agree to resolve the Dispute through binding arbitration, the Disputing Parties will proceed to binding arbitration in accordance with Section 3.3. If the Dispute is not a Claim Subject to Mandatory Arbitration or there is no agreement to resolve the Dispute through binding arbitration, all Disputing Parties will retain all rights and remedies available at law or in equity.

3.2.5	Deemed Satisfaction of Obligations Under Section 3.2. If a party has made good faith efforts to comply with the requirements set forth in Sections 3.2.1 through 3.2.4 (the “Complying Party”), but has been unable to do so because of

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another party’s failure or refusal to comply for a period of not less than fifteen (15) Business Days following delivery of a Dispute Notice, the obligations set forth in Section 3.2 will be deemed satisfied for purposes of the Complying Party’s right to pursue other remedies or invoke the Arbitration Procedures set forth in Section 3.3, as applicable.

	3.2.6	Tolling of Statute of Limitations. If an Initiating Party provides the Dispute Notice prior to the expiration of the statute of limitations applicable to the Dispute that is the subject of the Dispute Notice and otherwise complies with the requirements set forth in Sections 3.2.1 through 3.2.4, then the statute of limitations for such Dispute will be tolled by the number of days that have lapsed between the date of the Dispute Notice and (i) the last additional meeting of Senior Executives held in accordance with Section 3.2.4 if the Senior Executives hold one or more additional meetings, (ii) the tenth (10th) Business Day following the initial meeting of Senior Executives held in accordance with Section 3.2.3 if the Senior Executives do not hold an additional meeting or (iii) the fifteenth (15th) Business Day following the Dispute Notice if the Senior Executives do not hold the initial meeting of Senior Executives in accordance with Section 3.2.3 on or prior to such date.

3.3	Arbitration Procedures. The arbitration provisions set forth in Section 3.4 (the “Arbitration Procedures”) will be the sole and exclusive remedy for: (i) any Claim Subject to Mandatory Arbitration and (ii) any Dispute that all Disputing Parties agree in writing to submit to binding arbitration. Any provision of these Arbitration Procedures may be modified with respect to a specific arbitration by agreement of all of the Disputing Parties.

	3.3.1	Disputes Subject to Mandatory Arbitration. For purposes of each Project Agreement, the term “Dispute Subject to Mandatory Arbitration” means a Dispute subject to Article 3 except: (i) to the extent specifically provided otherwise by a Project Agreement; (b) to the extent a Party claims monetary relief in excess of two million dollars ($2,000,000); or (c) any issue concerning the extent to which any Dispute is subject to arbitration under Article 3.

3.4	Arbitration Rules. Any Dispute Subject to Mandatory Arbitration will be conclusively decided by binding arbitration pursuant to (i) the Commercial Arbitration Rules for all Project Agreements other than the Construction Management Agreement and other than the Project Ownership Agreement with respect to Disputes arising under Section 4.1.2.4 or 4.2.2.4 thereof, and (ii) the fast track procedures of the Construction Industry Arbitration Rules for the Construction Management Agreement and the Project Ownership Agreement with respect to Disputes arising under Section 4.1.2.4 or 4.2.2.4 thereof, in each case of the American Arbitration Association, except as modified and to the extent supplemented below. The place of arbitration shall be located in Barnes County in the State of North Dakota or such other place as the Disputing Parties may agree.

	3.4.1	[Reserved].

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3.4.2	Demand for Arbitration. Demand for arbitration will be filed in writing with the parties against whom the claim is made or relief is sought. A demand for arbitration must be made within ten (10) Business Days following the last meeting of Senior Executives held in accordance with Section 3.2.4 (if the Dispute has not been settled and if the Dispute is subject to the provisions of Section 3.2.4), and in any case no later than the date when institution of legal or equitable Proceedings based on the underlying Dispute would be barred by the applicable statutes of limitations (as extended, if applicable, pursuant to Section 3.2.6).

3.4.3	No Joinder. No arbitration arising out of, or relating to, a Project Agreement will include, by consolidation, joinder, or in any manner, an additional Person without the written consent of the Disputing Parties, except that additional Person(s) may be joined without all Disputing Parties’ consent if: (i) the additional Person(s) have furnished services, labor or materials to the Project and (ii) the joinder of the additional Person(s) will not cause any remedy sought in the arbitration to be other than monetary or the aggregate amount in dispute to be greater than the limit specified in Section 3.3.1. Further, nothing in these Arbitration Procedures will create any privity between the Disputing Parties or create or give rise to a duty owed by one Disputing Party to another that does not otherwise arise by operation of law or by the terms of the contract(s) between the Disputing Parties to which these Arbitration Procedures have been attached and made a part. Consent to arbitration involving an additional Person will not constitute consent to arbitrate any claim, dispute or other matter, or with a Person not named or described in the written consent, and will be subject to all of the terms and limitations set forth in these Arbitration Procedures, including the waiver and other provisions set forth in Section 3.4.9.

3.4.4	Procedures. The Arbitrator will establish reasonable procedures and requirements for the arbitration process; provided, however, unless all Disputing Parties agree otherwise, the procedures established by the Arbitrator will provide for: (i) a one hundred twenty (120) day time standard for case completion (measured from the date of the Arbitrator’s appointment); (ii) direct testimony to be submitted in writing, provided that the proponent thereof is made available for cross examination; (iii) the requirement of a hearing within ninety (90) calendar days following the Arbitrator’s appointment; (iv) a binding decision to be rendered in no more than thirty (30) days after completion of the hearing; provided, however, in the case of a Dispute subject to fast track procedures pursuant to Section 3.4(ii), (1) the time period specified in clause (i) shall be reduced to sixty (60) days, (2) the time period specified in clause (iv) shall be reduced to thirty (30) days, (3) the time period specified in clause (i) shall be reduced to fourteen (14) days, and (4) the Arbitrator shall provide for a single day hearing unless the Arbitrator determines a single day hearing is unreasonable in the circumstances.

3.4.5	Prehearing Meeting. Unless all Disputing Parties agree otherwise, within ten (10) days (or in the case of a Dispute subject to fast track procedures pursuant to Section 3.4(ii), five (5) days) following appointment of the Arbitrator, the

Schedule 1-5

Execution Version

Arbitrator will convene a prehearing meeting, at which each Disputing Party will present a memorandum disclosing the factual basis of its claims and defenses and all legal issues raised. At the prehearing meeting, the Arbitrator will set a schedule for submissions and hearings consistent with the Arbitrator’s powers as set forth in these Arbitration Procedures.

3.4.6	Discovery. Subject to any reasonable time limitations and expedition procedures established by the Arbitrator to comply with Section 3.4.5, the Disputing Parties will be entitled to discover all documents and information reasonably necessary for a full understanding of any legitimate issue raised in the arbitration, and the parties may use all methods of discovery available under the Federal Rules of Civil Procedure and will be governed thereby.

3.4.7	Abuse of Discovery. If the Arbitrator finds, after affording an opportunity to be heard, that a Disputing Party has abused the discovery process or has failed to act in good faith with regard to discovery or these Arbitration Rules, the Arbitrator will have, in addition to any other powers conferred by law or the Construction Industry Arbitration Rules of the American Arbitration Association, those powers conferred upon trial courts by the Federal Rules of Civil Procedure, subject to the same conditions and limitations set forth therein.

3.4.8	Rules of Evidence. The Arbitrator will apply the Federal Rules of Evidence, but construe them liberally to allow for the admission of evidence that is helpful in resolving the Dispute. Rulings on the admission of evidence made by the Arbitrator at the hearing will be final, binding and not subject to any appeal.

3.4.9	Authority of Arbitrator. Unless the Disputing Parties agree otherwise, in deciding the substance of the Dispute brought before the Arbitrator, the Arbitrator will have the authority, power and right to award damages and provide for other remedies as are available at law or in equity, except that: (i) the Arbitrator will have no authority to award monetary relief greater than that sought by the Initiating Party as stated in its Dispute Notice or to award non-monetary relief (except to the extent otherwise authorized under Section 3.4.7); (ii) the Arbitrator will not have the authority to grant temporary or permanent injunctive relief; (iii) the Arbitrator will have the authority only to interpret and apply the provisions of a Project Agreement but shall have no authority to make an award or impose a remedy that is inconsistent with the terms and conditions of the applicable Project Agreement; and (iv) in all cases the Arbitrator will have no authority to award Consequential Damages against any Party under any circumstances other than in accordance with the Project Agreements. All Parties hereby waive their right, if any, to recover such excluded damages in connection with any Dispute sought to be resolved under these Arbitration Procedures.

3.4.10	Award Final and Binding; No Precedential Effect. At the time of the award, the Arbitrator will prepare and provide to the Disputing Parties findings of fact and conclusions of law supporting the award. The award of the Arbitrator, as well as the findings of fact and conclusions of law, will be final, binding and not

Schedule 1-6

Execution Version

subject to any appeal, but will have no precedential effect with respect to any matter or Proceeding other than the arbitration to which they relate; provided, however, an award shall be subject to an judicial action to vacate on grounds the award was not within the Arbitrator’s authority or any other grounds permitted under the United States Arbitration Act; and provided, further, however, that any issue or claim that was or could have been raised in the arbitration by a party to the Project Agreements that were the subject of the Dispute for which the Arbitrator has issued an award, shall be given preclusive effect and shall be deemed to be res judicata in any subsequent Proceeding.

	3.4.11	Costs and Expenses. Except as otherwise decided by the Arbitrator under the provisions of Section 3.4.7, and as otherwise permitted by the terms of any Project Agreement, each Disputing Party will bear its own costs and expenses of the arbitration, including attorneys and expert witness fees, and will equally share the expense of the Arbitrator and the administrative expenses of the arbitration.

3.5	Enforcement. These Arbitration Procedures, together with a final award of the Arbitrator, will be enforceable in any state or federal court of competent jurisdiction in the states of North Dakota or South Dakota. Except as otherwise provided in this Article 3, enforcement of the Parties’ agreement to arbitrate and all procedural aspects thereof, including the construction and interpretation of these Arbitration Procedures, the scope of issues subject to arbitration, allegations of waiver, delay or defenses as to arbitrability, and the rules (except as otherwise provided in these Arbitration Procedures) governing the conduct of the arbitration will be governed by and construed pursuant to the United States Arbitration Act.

3.6	Confidentiality of Proceedings. All Proceedings related to resolution of a Dispute pursuant to these Arbitration Procedures, including all documents prepared or obtained during discovery or produced during a hearing or meeting (other than documents already in the public domain) and all testimony or recordings of testimony, including depositions, affidavits and expert reports exchanged by the Disputing Parties or produced during a hearing or meeting, will be deemed to be Confidential Information. In addition to the enforcement powers set forth in Section 3.5, the courts described in Section 3.5 will have jurisdiction to enter and enforce such protective Orders and to grant and enforce such appropriate injunctive relief sought by a Disputing Party to maintain the confidentiality of the Proceedings and to protect the Disputing Parties from inappropriate disclosure. No bond or other security will be required in connection with such injunctive relief. The prevailing Party in any such action will be entitled to all of its reasonable attorneys’ fees and other costs and expenses associated with the enforcement of these confidentiality provisions.

ARTICLE 4
MISCELLANEOUS PROVISIONS

4.1	Headings. The headings of the articles, sections and subsections of each Project Agreement are intended for the convenience of the Owners only and will in no way be held to explain, modify, construe, limit, amplify or aid in the interpretation of the

Schedule 1-7

Execution Version

provisions hereof. The terms “this Agreement,” “hereof,” “herein,” “hereunder,” “hereto,” “hereby” and similar expressions refer to, as applicable, each Project Agreement as a whole and not to any particular article, section, subsection or other portion thereof and include the appendices, schedules and exhibits thereto and any document, instrument or agreement executed and/or delivered pursuant thereto unless expressly so limited, and the terms “this Section” or “this Article” refer to the section or article in which such words occur.

4.2	Scope of Agreement. Unless the context otherwise requires, all references in a Project Agreement or in any appendix, schedule, exhibit or instrument thereto, to the assets, Property interests, operations, business, financial statements, employees, books and records, accounts receivable, accounts payable, contracts or other attributes thereunder will mean such items or attributes as they are used in, apply to, or relate to such Project Agreement.

4.3	Interpretation. The Owners have participated jointly in the negotiation and drafting of each Project Agreement. If an ambiguity or question of intent or interpretation arises, each Project Agreement is to be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of such Project Agreement. The terms and phrases used in each Project Agreement, unless the context otherwise requires, are to be interpreted as follows: (i) the words “including,” “include” or “includes” mean including without limitation; (ii) reference to any agreement (including a Project Agreement), appendix, schedule, exhibit, instrument or coverage policy means as such is amended, modified or supplemented, including by Change Order, waiver or consent; (iii) reference to any Applicable Law or Applicable Energy Regulation means such Applicable Law or Applicable Energy Regulation as amended, modified, codified or reenacted, in whole or part, and in effect from time to time; (iv) reference to any Owner includes such Owner’s successors and assigns, to the extent that such successors and assigns are permitted by the applicable Project Agreement; (v) pronouns in masculine, feminine and neuter genders are to be construed to state and include any other gender; (vi) the words “will” and “shall” have the same meaning; and (vii) unless the context otherwise requires, all defined terms in this Schedule 1 or in any Project Agreement include the singular and the plural.

4.4	Relationship of Owners; New Owners. The covenants, obligations and liabilities of the parties to each Project Agreement are several, and not joint or collective, and nothing contained in any Project Agreement will ever be construed to create an association, joint venture, trust, partnership or other legal relationship, or to impose a trust or partnership covenant, obligation or liability on or with regard to any of the parties to a Project Agreement. The Owners agree that every Person that desires to acquire an interest in the Project will do so in accordance with the terms of the Project Ownership Agreement and will become a signatory to all of the Project Agreements by executing the applicable Transfer Agreement. Each Owner, the Construction Manager, each Maintenance Provider and each Control Center Authority will be individually responsible for its own covenants, obligations and liabilities in each Project Agreement to which it is a party. No Owner will be under the control of, or will be deemed to control, the other Owner or the Owners

Schedule 1-8

Execution Version

as a group. No Owner acting in any capacity is the agent of, or has a right or power to bind, the other Owner without its express written consent, except to the extent Agency Authority has been granted to an Owner by the other Owner.

4.5	No Rights or Benefits to Third Parties. Except as otherwise specifically provided in a Project Agreement, the Owners do not intend to create rights in, or to grant remedies to, any Third Party as a beneficiary of any Project Agreement or to create any duty to, or standard of care on behalf of, any Third Party by any covenant, obligation or undertaking established in any Project Agreement. There are no incidental Third Party beneficiaries to any Project Agreement and, by way of clarification and not of limitation, no Governmental Body, customer or member of an Owner or customer of an Owner’s member is an intended or incidental Third Party beneficiary thereof.

4.6	Binding Obligations. Each Project Agreement is binding upon and inures to the benefit of the permitted successors and assigns, if any, of the Owners.

4.7	Severability. If any term, covenant or condition of a Project Agreement or the application of such term, covenant or condition is held invalid or unenforceable as to any Person or circumstance by any Governmental Body, all other terms, covenants or conditions of such Project Agreement and their application will not be affected thereby, but will remain in force and effect unless such a Governmental Body holds that the provisions are not separable from all other provisions of such Project Agreement. The Owners and each other party to a Project Agreement specifically consent to the “blue- penciling” of such Project Agreement by any Governmental Body to construe as valid and enforceable the terms and conditions of such Project Agreement, consistent with the intent of the parties thereto. Such Governmental Body will have the authority to reform and interpret the terms and conditions of a Project Agreement to find a valid and enforceable construction of such Project Agreement that is consistent with the intent of the parties thereto and hold all invalid and unenforceable provisions, if any, as separable from all other remaining provisions.

4.8	Amendment and Waiver. No purported amendment of a Project Agreement will be effective unless in a writing specifically referring to such Project Agreement, which is executed and delivered by all of the parties to such Project Agreement. The terms, conditions, warranties, representations and covenants contained in a Project Agreement, including the documents, instruments and agreements executed and delivered by any of the parties thereto pursuant to such Project Agreement, may be waived only by a written instrument executed by the Party against whom such waiver is sought to be enforced. Any such waiver will only be effective in the specific instance and for the specific purpose for which it was given and will not be deemed a waiver of any other provision thereof or of the same breach or default upon any recurrence thereof. No failure on the part of any Party to a Project Agreement, as applicable in the circumstances, to exercise, and no delay in exercising, any right thereunder will operate as a waiver thereof nor will any single or partial exercise of any right thereunder preclude any other or further exercise thereof or the exercise of any other right.

Schedule 1-9

Execution Version

4.9	Execution in Counterparts and Delivery of Electronic Signatures. Each Project Agreement may be executed in any number of counterparts. All such counterparts will be deemed to be originals and will together constitute but one and the same instrument. Each Project Agreement will become effective upon its execution by the applicable Parties thereto. The executed counterparts of a Project Agreement and any ancillary documents thereto, such as amendments, may be delivered by electronic means, such as email and/or facsimile, and the receiving Party may rely on the receipt of such executed counterpart as if the original had been received.

4.10	Governing Law; Venue; Waiver of Jury Trial. Each Project Agreement will be governed by and construed in accordance with the laws of the State of South Dakota (exclusive of conflicts of law provisions of any jurisdiction and the principles of comity), except for those Applicable Laws relating to Project Real Property which govern within the state of location of such Property. With respect to disputes that are not governed by the dispute resolution provisions in Article 3 or Article 18 of the Project Ownership Agreement or if the dispute resolution provisions in Article 3 or Article 18 of the Project Ownership Agreement are not enforceable for any reason, the parties to each Project Agreement agree and consent that any Proceeding seeking to enforce any provision of such Project Agreement will be instituted and adjudicated solely and exclusively in any state or federal court of competent jurisdiction located in the State of North Dakota or South Dakota. Each party to a Project Agreement agrees that each such court will have personal jurisdiction over it with respect to such Proceeding, and waives any objections it may have, and expressly consents, to such personal jurisdiction. EACH PARTY TO A PROJECT AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY PROJECT AGREEMENT.

4.11	Assignment. No party to a Project Agreement may Transfer its interest in such Project Agreement, except an Owner may assign it’s interest in a Project Agreement as part of and to the extent is Ownership Percentage in the Project is transferred as provided in the Project Ownership Agreement.

4.12	Payment in Business Days. Notwithstanding anything to the contrary in any Project Agreement, if any payment required to be made under a Project Agreement falls due on a day that is not a Business Day, such payment will be due on the next succeeding Business Day.

4.13	Further Assurances. Each Party to a Project Agreement will use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate and make effective the transactions contemplated by each Project Agreement to which it is a Party in a manner consistent with Applicable Law.

4.14	Cooperation. Each Owner will make good faith efforts to cooperate with the other Owner to comply with the terms and conditions of the Project Agreements, Project

Schedule 1-10

Execution Version

Construction Contracts, Real Property Agreements, other agreements between the Owners relating to the Project, and all critical permits, contracts and agreements entered into in connection with the Project, and other obligations and commitments arising in connection with the Project.

4.15	[Reserved].

4.16	Currency. All payments under all Project Agreements will be made in such currency as is legal tender for the payment of debts in the United States.

4.17	Entire Agreement. Each Project Agreement, together with all other Project Agreements, constitutes the entire agreement between or among, as applicable, the respective Parties thereto, with respect to the subject matter thereof, and supersedes all prior oral or written agreements, understandings, representations and warranties, and courses of conduct and dealings between or among, as applicable, the Parties thereto, on the subject matter thereof. Each Owner acknowledges and agrees that it would not have entered into any individual Project Agreement in its capacity as an Owner without the execution and delivery of all of the other Project Agreements to which it is a Party in its capacity as an Owner.

Schedule 1-11

Execution Version

EXHIBIT 1

NOTICES

TO OWNERS OR DISCRETELY OWNED SUBSTATION OWNERS:

If to Otter Tail POWER COMPANY:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

ATTENTION: vICE pRESIDENT of transmission

Fax: 218-739-8625

TELEPHONE: 218-739-8594

with a mandatory copy to:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

ATTENTION: GENERAL COUNSEL

Fax: 218- 998-3165

TELEPHONE: 218-739-8350

If to MONTANA-DAKOTA UTILITIES CO.:

MONTANA DAKOTA UTILITIES

400 N. 4TH ST.

BISMARCK, ND 58501-4092

ATTENTION: VICE PRESIDENT – ELECTRIC SUPPLY

Phone: (701) 530-1016

with a mandatory copy to:

MDU RESOURCES GROUP, INC.

P.O. Box 5650

1200 West Century Avenue

Bismarck, ND 58506

ATTENTION: GENERAL COUNSEL

Phone: (701) 530-1016

TO THE CONSTRUCTION MANAGER:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Exhibit 1-1

Execution Version

Fergus Falls, MN 56538-0496

ATTENTION: vICE pRESIDENT of transmission

Fax: 218-739-8625

TELEPHONE: 218-739-8594

with a mandatory copy to:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

ATTENTION: GENERAL COUNSEL

Fax: 218- 998-3165

TELEPHONE: 218-739-8350

TO THE RESPONSIBLE ENTITIES:

If to Otter Tail POWER COMPANY:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

ATTENTION: vICE pRESIDENT of transmission

Fax: 218-739-8625

TELEPHONE: 218-739-8594

with a mandatory copy to:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

ATTENTION: GENERAL COUNSEL

Fax: 218- 998-3165

TELEPHONE: 218-739-8350

If to MONTANA-DAKOTA UTILITIES CO.:

MONTANA DAKOTA UTILITIES

400 N. 4TH ST.

BISMARCK, ND 58501-4092

ATTENTION: VICE PRESIDENT – ELECTRIC SUPPLY

Phone: (701) 530-1016

with a mandatory copy to:

Exhibit 1-2

Execution Version

MDU RESOURCES GROUP, INC.

P.O. Box 5650

1200 West Century Avenue

Bismarck, ND 58506

ATTENTION: GENERAL COUNSEL

Phone: (701) 530-1016

TO THE AUTHORIZED OWNER REPRESENTATIVES:

If to Otter Tail POWER COMPANY:

Representative: Joann thompson

Fax: 218-739-8594

email: jthompson@otpco.com

Alternate: Al koeckeritz

Fax: 218-739-8416

email: akoeckeritz@otpco.com

ADDRESS:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

If to MONTANA-DAKOTA UTILITIES CO.:

REPRESENTATIVE: JAY SKABO

FAX: 701-222-7606

EMAIL: JAY.SKABO@MDU.COM

ALTERNATE: DAN ALBRECHT

FAX: 701-221-3990

EMAIL: DAN.ALBRECHT@MDU.COM

ADDRESS:

MONTANA DAKOTA UTILITIES

400 N. 4TH ST.

BISMARCK, ND 58501-4092

Exhibit 1-3

Execution Version

SCHEDULE 3.2.3.1.8

AUTHORIZED OWNER REPRESENTATIVES

TO THE AUTHORIZED OWNER REPRESENTATIVES:

FOR Otter Tail POWER COMPANY:

Representative: Joann thompson

Fax: 218-739-8594

email: jthompson@otpco.com

Alternate: Jason Weiers

Fax: 218-739-8311

email: jweiers@otpco.com

ADDRESS:

Otter Tail Power Company

215 S. Cascade St.

P.O. Box 496

Fergus Falls, MN 56538-0496

FOR Montana Dakota Utilities:

Representative: Jay skabo

Fax: 701-222-7606

email: jay.skabo@mdu.com

Alternate: Dan Albrecht

Fax: 701-221-3990

EMAIL: dan.albrecht@mdu.com

ADDRESS:

MOntana Dakota Utilities

400 N. 4th st.

bismarck, nd 58501-4092

Execution Version

Exhibit A

Development Period Assets

Engineering Assets

1)	Design Criteria

2)	Conductor Optimization Study

3)	Corona & EMF Study

4)	Structure Study

5)	5mA Study

6)	Preliminary P&P Drawings

7)	Preliminary Typical Structure Drawings

8)	Cost Estimate

9)	LiDAR Specification

10)	OHGW Segmentation Memo

11)	South Dakota Pre-Filed Testimony

12)	RCR Spotting & Cost Estimates

13)	Preliminary Soil Boring Locations

14)	Soil Borings

15)	Access plan

Environmental Assets

1)	Completed studies and reports

a)	Routing analysis – November 2012 to June 2013

b)	Ellendale 345kV Substation wetland jurisdictional determination – December 2012

c)	Habitat classification model analysis – November 2012

d)	Bald Eagle Stick Nest & Sharp-tailed Grouse Lek Survey Report – May 2013

e)	Draft line marking recommendations – July 2013

f)	Class I cultural resources literature search, North Dakota – July 2013

g)	Level I cultural resources literature search, South Dakota – July 2013

h)	Dakota Skipper Survey Report – September 2013

i)	Ellendale 345kV Substation noise assessment – October 2013

j)	THPO windshield review – November 2013

k)	2014 Dakota skipper and Poweshiek skipperling Survey Report – A Supplement to the 2013 Report – October 2014

l)	Public Hearing Questions/Response: Relative to HVTL Project Impact(s) To Federal Crop Insurance Program Participation – August 2014

m)	Landowner packets for SD and ND

n)	Cultural Discovery action plan

o)	Soybean cyst nematode field survey

p)	Soybean cyst nematode mitigation plans for environmental surveys and soil borings.

2)	Anticipated reports

a)	Soybean cyst nematode final field survey

b)	Soybean cyst nematode mitigation plan for construction Wetland verification and delineation report – future completion depends on when field work is complete

Execution Version

c)	Class III cultural resources literature search, North Dakota – future completion depends on when field work is complete; includes THPO findings

d)	Level III cultural resources literature search, South Dakota – future completion depends on when field work is complete; includes THPO findings

e)	Historic structure report

f)	Cultural Resources unanticipated discovery plan

3)	Anticipated permit/approval documents

a)	USFWS EA

b)	SD COE 404 permit application

c)	ND COE 404 permit application

d)	ND NPDES

e)	SD NPDES

f)	ND State Engineer – Drain Permit Application

g)	NRCS approval

4)	Anticipated surveys

a)	Cultural resources - April – May 2015

b)	Wetlands - April – May 2015

c)	SCN – April – May 2015

d)	Raptor nest survey – before tree clearing

e)	ND tree inventory – Fall 2015

f)	Dakota skipper and Poweshiek skipperling survey – July 2015

g)	Bats – only if trees are not cleared in the winter

h)	Sharp-tailed grouse lek surveys – March to May of each construction year

i)	Migratory nesting bird surveys – April to August of each construction year

j)	Piping plover surveys – May and June of each construction year

State and local permits

1)	ND

a)	ND PSC Route Permit

b)	VanMeter Township

i)	Setback Variance

ii)	Conditional Use Permit

2)	SD

a)	SD PSC Route Permit

Right-of-Way Assets

1)	Real Property Plan

2)	Completed Landowner SORs

3)	Condemnation appraisals

Execution Version

REAL ESTATE FORMS

Form Number	Form Title
1	Survey A. First Contact /Landowner Interview B. Survey Permission Forms – Land, Environmental, Cultural
2	Title A. Surface Ownership and Encumbrance Report
3	Options A. SD Option Agreement with Exhibits B. ND Option Agreement (Right to annual installment payments)with Exhibits
4

Easements

A.     SD Transmission Easement

B.     ND Transmission Easement

C.     SD Overhang Easement

D.     ND Overhand Easement

E.     SD Permanent Ingress/Egress Easement

F.      SD Temporary Ingress/Egress Easement

G.     ND Permanent Ingress/Egress Easement

H.     ND Temporary Ingress/Egress Easement

5	Consents/Subordination A. Consent of Mortgagee to Subordinate Mortgage to Easement B. Subordination/Utility Crossing Agreement
6	Compensation A. Payment Schedule Calculator - spreadsheet to be populated B. SD Easement Payment Agreement C. ND Easement Payment Agreement D. Final Release
7	Encroachments A. SD Encroachment Agreement B. ND Encroachment Agreement
8	Condemnation A. Final Offer Letter
9	Construction A. Construction Contact/Special Request/By-products Report B. New Name for Change in Centerline C. Temporary Storage/Staging Area/Field Office Locations Lease
10	Damages A. Damage Worksheet B. SD General Release and Damage Settlement C. ND General Release and Damage Settlement
11	Trees A. Tree Replacement Inventory Form

Real Property Interests

Execution Version

Dickey County, ND

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	6.04	0	6.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	3.55	3.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	1.93	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.35	1.74	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.28	0	1.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.84	0	7.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.73	0	0.73	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	1.85	0.58	2.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.76	0.69	5.45	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.71	3.14	9.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.94	1.15	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	2.2	1.27	3.47	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.43	0	6.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.61	2.05	6.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.76	1.55	15.31	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.87	0	8.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.73	0	2.73	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.35	0	8.35	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.29	1.01	13.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.32	2.1	6.42	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	0.41	6.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.23	0.21	2.44	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.28	0	2.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.72	0	5.72	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.57	0	9.57	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

Brown County, SD

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	6.42	2.67	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.82	2.27	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.26	1.83	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.99	2.1	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.27	0.82	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.41	1.36	8.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.78	1.31	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.63	1.46	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.25	0	5.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.02	2.07	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.75	2.34	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09		9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.53	1.56	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09		9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.6	3.49	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	11.05	2.48	13.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.37	1.37	Negotiation
[**]	[**]	[**]	[**]	[**]	[**]	10.03	0	10.03	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.81	1.22	9.03	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.37	2.72	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.86	2.3	5.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.98	0	4.98	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.28	1.81	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.28	3.57	8.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.87	0.14	4.01	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.57	0.7	7.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	0	2.62	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.66	0	2.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	0	2.62	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	6.45	2.64	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.99	0	1.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.57	3.26	9.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.57	3.26	9.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.9	0	1.9	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.07	3.02	9.09	Negotiation
[**]	[**]	[**]	[**]	[**]	[**]	6.82	3.07	9.89	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.64	0	3.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.56	0	3.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.53	0	5.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.45	0	5.45	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	3.26	0	3.26	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.25	0	6.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.86	0	5.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.84	0	2.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.78	0	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.31	0	5.31	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.09	0	6.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.78	0	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	16.55	0	16.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.43	0	0.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.06	0	9.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.3	1.26	4.56	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	4.56	0	4.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.08	0	9.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.08	0	9.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.58	0	2.58	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.53	4.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.96	0	1.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.95	0	3.95	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.57	0	2.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.09	0	7.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.58	0	2.58	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.26	0	0.26	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	18.18	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	14.75	0	14.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.61	0	4.61	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.88	0	5.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.12	10.75	20.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.81	0	6.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	6.11	6.11	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	5.91	0	5.91	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.16	0	3.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.71	0	5.71	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	5.43	5.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.66	0	3.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.4	0	3.4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.09	0	5.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.69	0	4.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.41	0	4.41	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.42	0.57	3.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	3.51	9.75	Denied
[**]	[**]	[**]	[**]	[**]	[**]	1.15	0	1.15	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.5	2.59	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.63	0	13.63	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.27	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.57	0	4.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.52	0	4.52	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.46	3.63	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.28	8.9	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.65	3.44	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.67	6.42	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.93	1.16	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.39	2.7	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	14.1	4.08	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.51	3.58	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	18.18	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.54	1.69	17.23	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.54	1.69	17.23	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.13	1.96	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.75	0	2.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.28	1.96	9.24	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	9.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.07	7.02	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	8.82	0.27	9.09	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	0	0.22	0.22	Signed

Day County, SD

[**]	[**]	[**]	[**]	[**]	[**]	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0	3.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.33	5.85	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.66		1.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.83	0.39	3.22	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	5.55	0	5.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.38	0.71	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.89	1.38	6.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.55	4.46	18.01	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.87	1.17	2.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.36	2.83	7.19	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.71	0.47	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.49	0.51	4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.66	1.35	2.01	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	5.52	1.63	7.15	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.57	3.61	9.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.89	8.61	16.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.5	0	0.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.32	9.32	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	14.76	3.42	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.9	1.19	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.09	3.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.85	0	10.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.37	0.41	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.01	1.38	3.39	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.89	2.66	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.55	4.17	5.72	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.11	2.62	4.73	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.56	0	3.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.86	0	1.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	11.34	4.51	15.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	15.91	0	15.91	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.71	8.85	13.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.94	5.34	9.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.81	1.47	9.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.61	2.48	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.26	0.83	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.36	1.52	16.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	4.16	0.39	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.43	4.43	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	0	9.72	9.72	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.76	0	2.76	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.05	0.5	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.74	1.35	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.21	1.34	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.41	2.68	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	1.78	1.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.87	0.22	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.28	3.15	9.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	16.64	1.54	18.18	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.1	2.99	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.46	2.63	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	6.93	2.16	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.1	2.99	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.65	4.37	6.02	Denied
[**]	[**]	[**]	[**]	[**]	[**]	4.76	4.33	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	0.52	0.52	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	7.25	1.84	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.03	3.83	4.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.15	1.4	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.12	0.97	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.81	2.28	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.3	6.03	18.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	11.82	18.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.63	1.37	2	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	1	1.14	2.14	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.12	3.52	10.64	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0.36	4.74	5.1	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.95	0	1.95	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	1.75	2.88	4.63	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.02	2.73	6.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.37	3.48	6.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.94	0	6.94	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	4.85	4.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.06	0	6.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.85	0	4.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.4	0	4.4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.39	2.39	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.72	0	6.72	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	12.97	12.97	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.68	1.45	4.13	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.79	1.79	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.69	2.4	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	8.27	0.82	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.26	0	18.26	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0.03	0	0.03	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	4.88	0	4.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.64	11.22	12.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.4	2.56	3.96	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0.85	4.32	5.17	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.04	1.14	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.75	0.43	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0	3.96	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0.4	4.36	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.88	0	3.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.88	0	3.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.08	0	5.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.78	0.3	5.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.07	0.89	0.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.38	0	0.38	Easement Only

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	4.56	0	4.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.99	0	9.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]			0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.19	0	5.19	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.62	0	4.62	Signed

Grant County, SD

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	8.43	0.66	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.6	0	4.6	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	8.94	8.94	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.6	0.79	1.39	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.29	5.48	7.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.53	5.29	5.82	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.34	0.75	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3	6.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	20.42	5.88	26.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.25	0	4.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.82	3.27	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	3.67	3.67	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.84	0	4.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.47	0	0.47	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	9.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.21	0	9.21	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.42	0.69	2.11	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.81	0	5.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.04	0	5.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.3	0	2.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.31	0	0.31	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	4.67	0	4.67	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	9.39	2.3	11.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.91	0.31	11.22	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.05	0.05	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	2.99	6.1	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.07	2.07	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.57	0	1.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.54	1	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.87	0	6.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.57	0	1.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	20	10	30	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.95	1.95	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.17	0.17	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	7.36	1.42	8.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.67	0	8.67	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	7.65	1.44	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.22	2.87	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.67	5.42	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.83	0	0.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.01	3.63	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	3.65	3.03	6.68	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.5	0	6.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.65	0	1.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.9	1.74	3.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.6	0.49	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.2	0	2.2	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.33	0	2.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.49	2.6	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.31	0	13.31	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	3.98	0.57	4.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.03	0	3.03	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.68	0	5.68	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.77	0	7.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	8.48	8.48	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.42	1.67	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.64	2.91	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.81	0	1.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.12	2.8	11.92	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.76	0	5.76	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.1	0.1	Easement Only

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	5.04	13.14	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.16	0	1.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.83	5.78	12.61	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.39	4.16	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.3	0.3	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.69	0	8.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.6	1.42	9.02	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.33	0	3.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.63	4.46	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.53	4.56	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

[**]	[**]	[**]	[**]	[**]	[**]	7.94	1.15	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.3	0.52	8.82	Denied
[**]	[**]	[**]	[**]	[**]	[**]	17.95	0	17.95	Denied
[**]	[**]	[**]	[**]	[**]	[**]	7.64	0	7.64	Denied

Legal/Regulatory Assets

1.	ND PSC Route Permit

2.	SD PUC Route Permit

3.	ND CPCN

4.	SD Intervention Hearing Testimonies

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Execution Version

Exhibit B

Ownership Percentages

Big Stone South to Ellendale Project Owners	Ownership Percentages
Otter Tail Power	50.0%
Montana Dakota Utilities	50.0%

Execution Version

Exhibit C

Discretely Owned Substation Assets and Discretely Owned Substation Owners

Facility	Owner
Big Stone South Substation (See DOSA description and diagram below)	OTP
Ellendale 345 Substation (See DOSA description and diagram below)	MDU

The descriptions of the Discretely Owned Substation Assets (DOSA) as set forth above and as described and depicted below are current as of the date of execution of the Project Agreements, including this Agreement.

Big Stone South Discretely Owned Substation Assets

The Big Stone South  Substation DOSA consists of the 345 kV and the 230 kV portions of the Big Stone South Substation which includes structural steel, transformers, foundations, deadend structure for the Ellendale 345 kV transmission line and associated insulators, jumpers from the jointly owned 345 kV transmission line to the 345 kV bus, the 345 kV bus including future expansion of the 345 kV bus,  345 kV  and 230 kV breakers and associated switches, line switch 3713, protection and control equipment, wave traps, fiber patch panel and associated terminations, all as indicated in the diagram on Exhibit C page C-2 below.

Ellendale 345 kV Substation Discretely Owned Substation Assets

The Ellendale 345 kV Substation DOSA consists of the 345 kV and the 230 kV portions of the Ellendale 345 kV Substation which includes structural steel, transformers, foundations, deadend structures for the Big Stone 345 kV transmission line and associated insulators, jumpers from the jointly owned 345 kV transmission line to the 345 kV bus, the 345 kV and 230 kV bus including future expansion of the 345 kV and 230 kV bus, 345 kV and 230 kV breakers with associated switches, line switches, protection and control equipment, reactive compensation, wave traps, fiber patch panel and associated terminations, metering equipment, all as indicated in the diagram on Exhibit C page C-3 below.

C-1

Execution Version

EXHIBIT C (CONTINUED)

Big Stone South Discretely Owned Substation Assets

[**]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-2

Execution Version

EXHIBIT C (CONTINUED)

Ellendale 345 kV Substation Discretely Owned Substation Assets

[**]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-3

Execution Version

EXHIBIT E-1

FORM OF ASSIGNMENT, ASSUMPTION, PARTIAL NOVATION AND JOINDER AGREEMENT

[Use this form when an Owner is transferring less than 100% of its Ownership Percentage.]

THIS ASSIGNMENT, ASSUMPTION, PARTIAL NOVATION AND JOINDER AGREEMENT (this “Agreement”), dated as of ________________, _____ (the “Assignment Effective Date”), by and among ___________________, a ___________ (“Assignor”), ___________________, a _________________ (“Assignee”) and [insert the name of the then- current other Owner of the Project, excluding the Assignor] (the “Other Owner”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Project Ownership Agreement, dated as of [___________, 20__], by and between Otter Tail Power Company, a corporation organized and existing under the laws of the State of Minnesota, and Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., a Delaware corporation (the “Project Ownership Agreement”).

RECITALS

A.           Assignor is the Owner of a ____ percent (___%) Ownership Percentage under the Project Ownership Agreement;

B.           Assignor and Assignee have entered into the ______________ Agreement, dated as of _____________, ____ (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell and transfer to Assignee (the “Assignment”) ___ percent (___%) (the “Transferred Ownership Percentage”) of the right, title and interest in and to Assignor’s Ownership Percentage (representing an Ownership Percentage of ___ percent (___%)), together with all associated rights, obligations, liabilities and interests of Assignor in and to the Project with respect to such Ownership Percentage, except for Assignor’s obligations that arose prior to the Assignment Effective Date, which shall remain the obligation of Assignor (all such rights, obligations, liabilities and interests to be transferred hereunder are collectively referred to as the “Assigned Interests”), and Assignee has agreed to purchase the Assigned Interests, all as more fully provided in the Purchase Agreement and herein;

C.           Assignor will retain ___ percent (___%) of the right, title and interest in and to Assignor’s Ownership Percentage (representing an Ownership Percentage of ___ percent (___%)) as set forth on revised Exhibit B to the Project Ownership Agreement, a copy of which is attached hereto as Schedule 2, together with all associated rights, obligations, liabilities and interests of Assignor thereto and all of Assignor’s obligations that arose prior to the Assignment Effective Date (the “Retained Interests”), and Assignor will, with respect to and to the extent of the Retained Interests, remain an Owner under the Project Ownership Agreement;

D.           Pursuant to Section 10.3.1.3 of the Project Ownership Agreement, it is a condition precedent to the Transfer from Assignor to Assignee that this Agreement be executed and delivered by the parties hereto.

Execution Version

AGREEMENT

In consideration of the foregoing Recitals, the definitions of which are incorporated by reference herein, the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties to this Agreement agrees as follows.

1.           Assignment.  Assignor hereby transfers, assigns, conveys and delivers the Assigned Interests to Assignee, effective from and after the Assignment Effective Date.

2.           Assumption.  Assignee hereby assumes the Assigned Interests, effective from and after the Assignment Effective Date, all with full force and effect as if Assignee had signed the Project Agreements originally with respect to the Assigned Interests.

3.           Joinder.  Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it has, as of the Assignment Effective Date, (a) become a party to the Project Agreements in the capacity of an Owner for all purposes thereof, (b) made the representations and warranties set forth in the Project Agreements to the Other Owner and Assignor, (c) agreed that the representations and warranties made with respect to the Project Agreements shall be deemed to be included in this Agreement with the same force and effect as if such representations and warranties were reproduced herein, (d) agreed to pay its Ownership Percentage as set forth on revised Exhibit B to the Project Ownership Agreement attached hereto as Schedule 2, of all Project Costs incurred on or after the Assignment Effective Date in accordance with the terms of the Project Agreements, (e) consented to all actions requiring the approval of the Owners up to, and including, the Assignment Effective Date, including the approval of the Maximum CM Cost Amount in effect on the Assignment Effective Date, (f) all of the rights, remedies, powers, privileges, liabilities and obligations of an Owner  as if it had executed the Project Agreements originally with respect to the Assigned Interests and will be treated for all purposes of the Project Agreements as if it has paid CM Costs in an amount equal to the Transferred Ownership Percentage multiplied by the amount of all CM Costs in respect of the Facilities paid to a Project Account by Assignor prior to the Assignment Effective Date (the “Assigned CM Costs”), (g) acquired an Ownership Percentage of ______ percent (___%), (h) granted the agency authority set forth in the Project Agreements, including agency authority under Section 2.3 of the Construction Management Agreement, and (i) received written copies of, and become a party to, each of the agreements listed on Schedule 3 hereto.

4.           Certifications.  Assignor and Assignee hereby acknowledge and confirm that (a) the Transfer will not result in (i) a default that is immediate under any Project Agreement, or (ii) a violation of Applicable Law, (b) the Transfer will not cause the Project or any Other Owner to be subject to any Applicable Law to which it was not previously subject which could reasonably be expected to adversely affect (i) the ability of the Project to proceed in accordance with the Project Budget or Project Plan or (ii) any Governmental Approvals previously obtained or to be obtained by the Project or any Owner, (c) Assignee has delivered an opinion of counsel in form and substance and from a law firm or in-house counsel reasonably satisfactory to the Management Committee with respect to Assignee’s (i) organization and good standing in its jurisdiction of organization, (ii) legal authority to conduct its business in each jurisdiction in which the Facilities are or will be located, (iii) authorization to enter into this Agreement and to perform its obligations hereunder, and (iv) compliance with its organizational and other governing instruments and documents and its financing contracts, commitments and arrangements in connection with its assumption of Assignor’s obligations as set forth hereunder,

Execution Version

in each case subject to qualifications of legal opinions of the kind and nature used in comparable transactions, and (d) they have delivered to the Management Committee Final Orders for all Governmental Approvals required for the Transfer and assumption of the related rights, obligations, liabilities and interests under the Project Agreements.  Assignee hereby certifies to the Other Owner and Assignor that (w) its corporate name as it appears on its organizational documents and its taxpayer identification number is __________________________, (x) its Taxpayer Identification Number (TIN) is ____________________, (y) its address for purposes of giving notice under the Project Agreements is _____________________________________, and (z) if and to the extent allowed by the Project Agreements, it hereby designates ___________________________ as its Owner Representative and _____________________ as its Alternate.

5.           Acknowledgements by Other Owner and Assignor.  The Other Owner and Assignor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it agrees with and consents to the transaction between Assignee and Assignor contemplated by this Agreement, and that Assignee shall, as of the Assignment Effective Date: (a) be deemed to be a party to the Project Agreements for all purposes thereof, (b) have such of the rights, remedies, powers, privileges, liabilities and obligations of an Owner as provided by the Project Agreements as if it had executed the Project Agreements originally with respect to the Assigned Interests, and (c) have the Percentages set forth opposite its name on revised Exhibit B to the Project Ownership Agreement attached hereto as Schedule 2.

6.           Partial Novation.  The Other Owner hereby accepts the admission of Assignee as a counterparty to the Project Agreements, and agrees that this Agreement constitutes a novation of the Project Agreements from Assignor to Assignee solely to the extent of the Assigned Interests.

7.           Further Assurances.  The parties hereto mutually agree to cooperate at all times from and after the Assignment Effective Date with respect to any of the matters described herein, and to execute such further deeds, assignments, assumptions, notifications, or other documents as may be legally requested or reasonably necessary for the purpose of giving effect to, evidencing, or giving notice of the transactions evidenced by this Agreement.

8.           Execution in Counterparts and Delivery of Electronic Signatures.  This Agreement may be executed in any number of counterparts.  All such counterparts will be deemed to be originals and will together constitute but one and the same instrument.  This Agreement will become effective upon its execution by the parties hereto.  The executed counterparts of this Agreement and any ancillary documents thereto, such as amendments, may be delivered by electronic means, such as email and/or facsimile, and the receiving party may rely on the receipt of such executed counterpart as if the original had been received.

9.           Governing Law; Venue; Waiver of Jury Trial.  This Agreement, including the interpretation, construction and validity hereof, shall be governed by the laws of the State of South Dakota, without regard to any conflicts of law rules that might apply the laws of any other jurisdiction.  Each party hereto agrees and consents that any proceeding seeking to enforce any provision of this Agreement will be instituted and adjudicated solely and exclusively in any state or federal court of competent jurisdiction located in the States of South Dakota or North Dakota.  Each party hereto further agrees that each such court will have personal jurisdiction over it with

Execution Version

respect to such proceeding, and waives any objections it may have, and expressly consents, to such personal jurisdiction.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION THIS AGREEMENT.

10.           Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of Assignor, Assignee, the Other Owner, and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

ASSIGNOR

By:
Name:
Title:

ASSIGNEE

By:
Name:
Title:

OTHER OWNER:

[Insert signature blocks as appropriate]

[SIGNATURE PAGE TO ASSIGNMENT, ASSUMPTION,

PARTIAL NOVATION AND JOINDER AGREEMENT]

SCHEDULE 2

Exhibit B to the Project Ownership Agreement

[insert]

SCHEDULE 3

List Of Agreements That Are Not  Project Agreements To Which Assignee Will Become A Party

[insert]

EXHIBIT E-2

FORM OF ASSIGNMENT, ASSUMPTION, NOVATION AND JOINDER AGREEMENT

[Use this form when an Owner is transferring 100% of its Ownership Percentage held as of the date of this Agreement.

THIS ASSIGNMENT, ASSUMPTION, NOVATION AND JOINDER AGREEMENT (this “Agreement”), dated as of ________________, _____ (the “Assignment Effective Date”), by and among ___________________, a ___________ (“Assignor”), ___________________, a _________________ (“Assignee”) and [insert the names of the then–current other Owner of the Project excluding the Assignor] (the “Other Owner”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Project Ownership Agreement, dated as of [___________, 20__], by and between Otter Tail Power Company, a corporation organized and existing under the laws of the State of Minnesota, and Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., a Delaware corporation (the “Project Ownership Agreement”).

RECITALS

A.           Assignor is the Owner of a ____ percent (___%) Ownership Percentage under the Project Ownership Agreement;

B.           Assignor and Assignee have entered into the ______________ Agreement, dated as of _____________, ____ (the “Purchase Agreement”), pursuant to which Assignor has agreed to sell and transfer to Assignee (the “Assignment”) one hundred percent (100%) (the “Transferred Ownership Percentage”) of the right, title and interest in and to Assignor’s Ownership Percentage (representing an Ownership Percentage of ___ percent (___%)), together with all associated rights, obligations, liabilities and interests of Assignor in and to the Project with respect to such Ownership Percentage, except for Assignor’s residual interest in any Discretely Owned Substation Assets and obligations that arose prior to the Assignment Effective Date, which shall remain the obligation of Assignor (all such rights, obligations, liabilities and interests to be transferred hereunder are collectively referred to as the “Assigned Interests”), and Assignee has agreed to purchase the Assigned Interests, all as more fully provided in the Purchase Agreement and herein; and

C.           Pursuant to Section 10.3.1.3 of the Project Ownership Agreement, it is a condition precedent to the Transfer from Assignor to Assignee that this Agreement be executed and delivered by the parties hereto.

AGREEMENT

In consideration of the foregoing Recitals, the definitions of which are incorporated by reference herein, the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties to this Agreement agrees as follows.

1.           Assignment.  Assignor hereby transfers, assigns, conveys and delivers the Assigned Interests to Assignee, effective from and after the Assignment Effective Date.

2.           Assumption.  Assignee hereby assumes the Assigned Interests effective from and after the Assignment Effective Date, all with full force and effect as if Assignee had signed the Project Agreements originally.

3.           Joinder.  Assignee hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it has, as of the Assignment Effective Date, (a) become a party to the Project Agreements in the capacity of an Owner  for all purposes thereof, (b) made the representations and warranties set forth in the Project Agreements to the Other Owner and Assignor, (c) agreed that the representations and warranties made with respect to the Project Agreements shall be deemed to be included in this Agreement with the same force and effect as if such representations and warranties were reproduced herein, (d) agreed to pay its Ownership Percentage (as set forth on revised Exhibit B to the Project Ownership Agreement attached hereto as Schedule 2), of all Project Costs incurred on or after the Assignment Effective Date in accordance with the terms of the Project Agreements, (e) consented to all actions requiring the approval of the Owners up to, and including, the Assignment Effective Date, including the approval of the Maximum CM Cost Amount in effect on the Assignment Effective Date, (f) all of the rights, remedies, powers, privileges, liabilities and obligations of an Owner  as if it had executed the Project Agreements originally with respect to the Assigned Interests  and will be treated for all purposes of the Project Agreements as if it has paid all of the CM Costs paid by Assignor prior to the Assignment Effective Date (collectively, the “Assigned CM Costs”), (g) acquired one hundred percent (100%) of the Ownership Percentage of the Assignor as set forth on revised Exhibit B to the Project Ownership Agreement attached hereto as Schedule 2, (h) granted the agency authority set forth in the Project Agreements, including agency authority under Section 2.3 of the Construction Management Agreement, and (i) received written copies of, and become a party to, each of the agreements listed on Schedule 3 hereto.

4.           Exhibit B to the Project Ownership Agreement.  Assignee, the Other Owner and Assignor hereby acknowledge and agree that Exhibit B to the Project Ownership Agreement is hereby amended in its entirety and replaced with revised Exhibit B attached hereto as Schedule 2.

5.           Certifications. Assignor and Assignee hereby acknowledge and confirm that (a) the Transfer will not result in (i) a default that is immediate under any Project Agreement, or (ii) a violation of Applicable Law, (b) the Transfer will not cause the Project or any Other Owner to be subject to any Applicable Law to which it was not previously subject which could reasonably be expected to adversely affect (i) the ability of the Project to proceed in accordance with the Project Budget or Project Plan or (ii) any Governmental Approvals previously obtained or to be obtained by the Project or any Owner, (c) Assignee has delivered an opinion of counsel in form and substance and from a law firm or in-house counsel reasonably satisfactory to the Management Committee with respect to Assignee’s (i) organization and good standing in its jurisdiction of organization, (ii) legal authority to conduct its business in each jurisdiction in which the Facilities are or will be located, (iii) authorization to enter into this Agreement and to perform its obligations hereunder, and (iv) compliance with its organizational and other governing instruments and documents and its financing contracts, commitments and arrangements in connection with its assumption of Assignor’s obligations as set forth hereunder, in each case subject to qualifications of legal opinions of the kind and nature used in comparable transactions, and (d) they have delivered to the Management Committee Final Orders for all Governmental Approvals required for the Transfer and assumption of the related rights, obligations, liabilities and interests under the Project Agreements.  Assignee hereby certifies to the Other Owner and Assignor that (w) its corporate name as it appears on its organizational documents and its taxpayer identification number is __________________________, (x) its Taxpayer Identification Number (TIN) is ____________________, (y) its address for purposes of giving notice under the Project Agreements is _____________________________________, and (z) it hereby designates ___________________________ as its Owner Representative and _____________________ as its Alternate.

6.           Acknowledgements by Other Owner.  The Other Owner hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it agrees with and consents to the transaction between Assignee and Assignor contemplated by this Agreement, and that Assignee shall, as of the Assignment Effective Date: (a) be deemed to be a party to the Project Agreements for all purposes thereof, (b) have all of the rights, remedies, powers, privileges, liabilities and obligations of an Owner as if it had executed the Project Agreements originally, and (c) have the Percentages set forth opposite its name on revised Exhibit B to the Project Ownership Agreement attached hereto as Schedule 2.

7.           Acknowledgements by Assignor.  Assignor hereby acknowledges, agrees and confirms, by its execution of this Agreement, that Assignor shall, as of the Assignment Effective Date: (a) have no Ownership Percentage or other interests, and (b) no longer be an Owner or a party to the Project Agreements, other than the Project Transmission Capacity Exchange Agreement to which Assignor shall continue to be bound and obligated to perform its obligations thereunder to the extent of Assignor’s interest in any Discretely Owned Substation, and except Assignor shall remain obligated to perform its obligations under the Project Agreements that arose prior to the Assignment Effective Date.

8.           Novation.  The Other Owner hereby accepts the substitution of Assignee in place of Assignor as a counterparty to the Project Agreements, and agrees that this Agreement constitutes a novation of the Project Agreements from Assignor to Assignee, except for Assignor’s obligations that arose prior to the Assignment Effective Date, which shall remain the obligation of Assignor.

9.           Further Assurances.  The parties hereto mutually agree to cooperate at all times from and after the Assignment Effective Date with respect to any of the matters described herein, and to execute such further deeds, assignments, assumptions, notifications, or other documents as may be legally requested or reasonably necessary for the purpose of giving effect to, evidencing, or giving notice of the transactions evidenced by this Agreement.

10.           Execution in Counterparts and Delivery of Electronic Signatures.  This Agreement may be executed in any number of counterparts.  All such counterparts will be deemed to be originals and will together constitute but one and the same instrument.  This Agreement will become effective upon its execution by the parties hereto.  The executed counterparts of this Agreement and any ancillary documents thereto, such as amendments, may be delivered by electronic means, such as email and/or facsimile, and the receiving party may rely on the receipt of such executed counterpart as if the original had been received.

11.           Governing Law; Venue; Waiver of Jury Trial.  This Agreement, including the interpretation, construction and validity hereof, shall be governed by the laws of the State of South Dakota, without regard to any conflicts of law rules that might apply the laws of any other jurisdiction.  Each party hereto agrees and consents that any proceeding seeking to enforce any provision of this Agreement will be instituted and adjudicated solely and exclusively in any state or federal court of competent jurisdiction located in in the States of South Dakota or North Dakota.  Each party hereto further agrees that each such court will have personal jurisdiction over it with respect to such proceeding, and waives any objections it may have, and expressly consents, to such personal jurisdiction.  EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION THIS AGREEMENT.

12.           Successor and Assigns.  This Agreement shall be binding upon and inure to the benefit of Assignor, Assignee, the Other Owner, and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

ASSIGNOR

By:
Name:
Title:

ASSIGNEE

By:
Name:
Title:

OTHER OWNER:

[Insert signature blocks as appropriate]

[SIGNATURE PAGE TO ASSIGNMENT, ASSUMPTION,

NOVATION AND JOINDER AGREEMENT]

SCHEDULE 2

Exhibit B to the Project Ownership Agreement

[insert]

SCHEDULE 3

List Of Agreements That Are Not  Project Agreements To Which Assignee Will Become A Party

[insert]

Execution Version

EXHIBIT F

TO

PROJECT OWNERSHIP AGREEMENT

INSURANCE

Capitalized terms that are not defined in this Exhibit or the Agreement to which it is attached have their respective meanings defined in the applicable policies of insurance.  This Exhibit F establishes the initial insurance plan under this Agreement.  The Management Committee has the authority to amend the insurance requirements for the Project.

I.           CONSTRUCTION PHASE

A.	Project Specific Insurance The Construction Manager (the “CM”) shall be responsible for implementing a controlled insurance program (the “CIP”) at a time to be determined by the CM, in consultation with the Management Committee, prior to the beginning of Construction Work. The CIP will be administered by the Project’s designated insurance broker (the “CIP Administrator”). Unless otherwise provided herein, the CM shall procure and maintain the following insurance coverages set forth in this Section A, the cost of which (including premiums, deductibles and self-insured retentions) will constitute a CM Cost:

1.	Commercial General Liability (“CGL”) insurance (on form ISO CG 00 01 or its equivalent) including contractual liability coverage per above- referenced policy form, with primary limits of $2,000,000 per occurrence / $4,000,000 aggregate and excess liability limits, as approved by the Management Committee, of not less than $25,000,000 per occurrence and in the aggregate. General Aggregate Limits will reinstate annually during the multi-year policy period. The Products Completed Operations Aggregate Limit of $4,000,000 will apply annually during the construction period and once for the ten year completed operations extension which begins on the In-Service Date. This insurance shall include the Enrolled Parties as named insureds.

CGL Self-insured Retention or Deductible:  $25,000 to $50,000 per occurrence.

Project Site means Project Real Property and other sites incidental and/or adjacent to the Construction Work, as further defined in the CIP Manual.

Enrolled Parties means the CM; each Owner, irrespective of the capacities in which it participates in the Project; eligible Contractors and Subcontractors who perform on site construction operations on the Project Site; and such other persons

F-1

or entities as the CM may designate as enrolled parties, who perform on-site labor at the Project Site.  Eligible temporary labor services and leasing companies who have on-site labor are to be included as Subcontractors and enrolled in the program.  The CM requires all eligible Contractors and Subcontractors to comply with the requirements set forth in the CIP Enrollment Manual, a copy of which will be provided by the CM.  The CIP Enrollment Manual requirements include the submittal of forms and documentation necessary for enrollment into the Controlled Insurance Program which will be evidenced by a confirmation of enrollment letter and certificates of insurance evidencing on site coverage issued by the CIP Administrator.

CIP is defined as the above-described general liability and excess liability insurance coverage to be procured by the CM for on-site construction along the entirety of the Project Site.

Each Owner should ensure that its practice policies will apply excess and difference in conditions of the Project Specific Insurance.  Additionally, each owner should evaluate potential sharing of limits under the AEGIS Excess Liability Insurance policy.

2.	Contractor’s Pollution Liability (“CPL”) insurance with total limits of $10,000,000 each Loss and in the aggregate. The policy aggregate limits will not reinstate annually. The CM will obtain the maximum policy term reasonably available from the selected insurer. CPL insurance will insure Third Party bodily injury, Third Party property damage (including loss of use) and/or Third Party clean-up costs claims arising from any new pollution condition and/or exacerbation of a pre-existing pollution condition resulting from covered operations performed on the Project Site. This policy shall also provide coverage for Third Party claims arising from the transportation of materials and/or waste to and from the Project Site. Coverage will also respond to Third Party claims arising from the disposal of materials at non-owned disposal sites that meet the criteria outlined in the policy. This insurance shall include as insureds the CM; each Owner, irrespective of the capacities in which it participates in the Project; and Contractors and Subcontractors performing work on the Project Site.

CPL deductible:  $50,000 to $250,000 each Loss.

3.	Marine Cargo insurance: If ocean transit is utilized for equipment or materials for which risk of loss will pass to the buyer before transit occurs, Marine Cargo insurance on a “warehouse to warehouse” basis must be procured, insuring the materials to be used by the Contractors in the performance of the Construction Work against loss or damage arising from customary “all risk” marine perils (including war, strikes, riots, and

F-2	Confidential

civil commotion, if readily available) while in transit. The Marine Cargo policy shall be subject to a physical damage deductible not to exceed $25,000. The CM and each Owner, irrespective of capacities in which it participates in the Project, will be named insureds, as their interests may appear. The CM shall either provide this insurance or cause such insurance to be procured, in each case prior to the time the risk being insured arises. If the insurance is provided by a Contractor or Subcontractor, premiums, deductibles and self-insured retentions will be a CM Cost by inclusion of such cost in the cost of goods or services being provided.

4.	Non-Owned Aircraft Liability insurance: In addition to the requirements for Contractors that use aircraft contained in Section B(7) below, the CM shall procure a non-owned aviation policy with a $25,000,000 limit of liability to insure the vicarious risk of the Owners, irrespective of the capacities in which it participates in the Project, and the CM associated with such aircraft.

5.	Professional Liability insurance: This insurance will substantially provide the following coverages:

(a)	Errors & Omissions By Outside Firms – First Party Excess Indemnity

Subject to its terms, conditions, and exclusions, the policy will cover economic damages suffered by the Owners that an outside professional service firm is legally obligated to pay due to a professional error or omission, to the extent that such costs exceed the available professional liability insurance from the outside firm.  In the event that a contractual limitation of liability applies to an error or omission in favor of the outside firm and such limitation is less than the available professional liability insurance, the policy will pay covered damages in excess of the limitation of liability.  However, if such limitation of liability is less than $1,000,000, the policy will only pay covered damages in excess of $1,000,000.

This coverage relates only to errors and omissions by outside firms – no entities with an ownership interest in the Project (or their Affiliates) can make claims against each other under the policy.

(b)	Professional Liability – Claims from Third Parties Against Owners

Subject to its terms, conditions, and exclusions, the policy will cover claims for damages from Third Parties (excluding all entities with an ownership interest in the Project and their Affiliates) against the Owners arising out of the rendering of or failure to render professional services.  This coverage relates only to claims

F-3	Confidential

from outside parties – no entities with an ownership interest in the Project (or their Affiliates) can make claims under this coverage.

Extended Reporting Period

An extended reporting period (a “tail”) of up to five years will be provided, allowing for claims to be made and reported after the policy has expired.  If the construction period lasts longer than five years, then the length of the tail may be reduced by the amount of construction time in excess of five years.

Program Structure

•	The policy period of each policy will match the construction period for the Project.
•	Limits of coverage: Not less than $5,000,000 and not more than $10,000,000. These limits apply to each claim and aggregate and the aggregate limit applies for the entire term of the Construction Management Agreement.
•	Self-Insured Retention (“SIR”): Not to exceed $1,000,000 each Claim for coverage under Section A(5)(a) and (b).

For coverage (a), the SIR is not in addition to the outside firm’s available insurance, but rather applies if the outside firm’s insurance has been exhausted or has not been maintained in compliance with the carrier’s minimum insurance requirements.  The SIR shall also apply in the instance where the policy is broader than the outside firm’s primary insurance.

6.	Project Property insurance: Builders Risk insurance shall be procured by the CM for Equipment and Materials located on the Project Real Property and any temporary locations owned, leased or borrowed during the course of construction (the Project Site). The insurance shall include the perils of theft, vandalism, transit, off-site storage, flood, earthquake, windstorm, and testing/start up on the work with a policy limit in a range of $30,000,000 to $50,000,000 as determined appropriate by the CM. Coverage shall include mechanical and electrical breakdown coverage during the start-up and commissioning and testing prior to final acceptance. The Project Owners will be the named insureds. Contractors and their Subcontractors will be additional insureds to the extent that such parties have an interest in the construction work. Delay in Start Up insurance is not included in this policy. The deductible associated with claims resulting from contractor/subcontractor negligence will be chargeable to the negligent contractor.

B.	Individually Procured Insurance

Subject to Section D, the CM and each Owner, irrespective of the capacities in which it participates in the Project, and each Contractor and Subcontractor, upon the effective date

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of its respective Construction Agreement, shall individually procure and maintain the additional insurance coverages as provided below:

1.	Workers’ Compensation and Employers Liability insurance: Each of the CM; Owners, irrespective of the capacities in which it participates in the Project; Contractors; and Subcontractors will procure and maintain its own Workers’ Compensation policy to comply with this Section B (1). Workers’ compensation will cover no less than the statutory liability under the workers’ compensation laws of the states in which the work or services are performed. The Employers Liability limits on these policies will be no less than $5,000,000 each accident, $5,000,000 disease policy limit, and $5,000,000 disease each employee; except as respects Subcontractors in which case limits on this policy will be as determined by the CM but will be no less than $1,000,000 each accident, $1,000,000 disease policy limit, and $1,000,000 disease each employee.

The above limits may be met by any combination of primary and/or excess liability insurance limits.

Each of the above policies will include a waiver of subrogation in favor of the CM; each Owner, irrespective of the capacities in which it participates in the Project; Contractors; and Subcontractors.

Coverage shall include United States Longshore and Harbor Workers (“USL&H”) and Maritime coverage endorsements if each such exposure exists.

2.	Business Automobile insurance. The CM; each Owner, irrespective of the capacities in which it participates in the Project; each Contractor; and each Subcontractor shall procure and maintain its own business automobile policy to comply with this Section B(2). This insurance shall contain a combined single limit of at least $10,000,000 per occurrence (except as respects Subcontractors in which case limits on this policy will be as determined by the CM but will not be less than $2,000,000 per occurrence), and include coverage for:

(a)	Bodily injury and property damage; and
(b)	Any and all vehicles owned, used or hired.

The above limits may be met by any combination of primary and/or excess liability insurance limits.

Each policy will include a waiver of subrogation in favor of the CM and each Owner, irrespective of the capacities in which it participates in the Project.

F-5	Confidential

3.	Commercial General Liability insurance: The CM; each Owner, irrespective of the capacities in which it participates in the Project; each Contractor; and each Subcontractor will procure and maintain its own general liability and/or excess liability insurance to comply with this Section B(3). For Contractors and all Subcontractors, such insurance shall be on form ISO CG 00 01 or its equivalent. For Enrolled Parties, such insurance will cover premises and operations away from the Project Site. For all parties, other than Enrolled Parties, coverage will apply to all work or services performed. Limits of liability shall be $10,000,000 per occurrence and in the aggregate (except as respects Subcontractors in which case limits on this policy will be as determined by the CM but will not be less than $2,000,000 per occurrence). Contractors and Subcontractors shall include the CM and each Owner, irrespective of the capacities in which it participates in the Project, as additional insureds (unless otherwise included as a named insured) on the most current version of ISO CG 20 10 and CG 20 37 or their equivalents. Contractors and Subcontractors insurance shall be considered primary, without right of contribution, from any other insurance, which is carried by CM and each Owner.

The above limits may be met by any combination of primary and/or excess liability insurance limits.

Each policy will include a waiver of subrogation in favor of the CM and each Owner, irrespective of the capacities in which it participates in the Project.

4.	Professional Liability insurance shall be procured and maintained by any party performing professional services for the Project that has no ownership interest in the Project with total limits of $5,000,000 each claim/$5,000,000 annual aggregate with discretion for the CM to require less insurance for smaller contracts. This coverage must remain in force and effect for a minimum of five years after completion of the professional services being performed or contract termination.

5.	Contractors Equipment insurance: All Contractors (including a Contractor that is also an Owner) shall be required to release the CM and each Owner, irrespective of the capacities in which it participates in the Project, (or otherwise accept the full risk of loss or damage therefor), from all claims for loss or damage to or loss of use of such Contractor’s tools, machinery, equipment, motor vehicles or any other property whether owned, rented, or leased by the Contractor in or about the Project Site and shall purchase such insurance in respect thereto as the Contractor deems appropriate. Contractors shall require similar releases in favor of the CM

F-6	Confidential

and each Owner, irrespective of the capacities in which it participates in the Project, from Subcontractors.

6.	Railroad Protective Liability insurance: Where required by the CM, applicable Contractors will purchase and maintain Railroad Protective Liability insurance in the name of the specific railroad in connection with all work across, under or adjacent to railroad tracks or right-of-way. Limits of liability for this insurance shall be as required by the railroad.

7.	Watercraft and Aircraft Liability insurance: If watercraft or aircraft of any kind is used by any Contractor, or by anyone else on a Contractor’s behalf or otherwise as part of the Construction Work, the Contractor shall maintain, or cause the operator of the watercraft or aircraft to maintain, watercraft or aircraft public liability insurance covering bodily injury, property damage and passenger liability for any watercraft or aircraft owned, used, operated or hired in connection with the Construction Work. The policy(ies) shall provide limits of not less than $10,000,000 combined single limit for bodily injury and property damage per occurrence (& aggregate) and list the CM and each Owner, irrespective of the capacities in which it participates in the Project, as additional insureds.

C.	Additional Provisions:

1.	All of the above insurance shall be placed with insurance companies with a current A.M. Bests Insurance Guide Rating of A- and Class VII, or better. Each policy shall provide that it will not be cancelled, unless at least 60 days’ prior written notice (10 days for non-payment of premium) has been received by the CM and each Owner, irrespective of the capacities in which it participates in the Project.

2.	Certificates of Insurance: Each CM and Owner, irrespective of the capacities in which it participates in the Project, shall, on or before the date on which insurance required hereunder is to become effective, furnish to the CM and other Owners certificates of insurance evidencing (i) its compliance with applicable requirements hereunder, and (ii) compliance by its Contractors and Subcontractors with applicable requirements hereunder. Each Contractor and Subcontractor shall, on or before the date on which insurance required hereunder is to become effective, furnish to the CM certificates of insurance evidencing compliance by it and its Subcontractors with applicable requirements hereunder. The CM shall maintain copies of certificates of insurance provided to it by the Owners, Contractors and Subcontractors and shall maintain certificates of insurance evidencing the CM’s compliance with the requirements applicable to the CM hereunder. The CM shall make such certificates available for

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inspection and copying upon request by any Owner or by the Management Committee and as otherwise required to facilitate implementation of the applicable requirements hereunder. Compliance with “applicable requirements” includes specification of coverages, limits, insured status and applicable waivers or releases.

In addition, the CM shall, promptly following the enrollment of an Enrolled Party under the CIP, deliver to the Enrolled Party certificates of insurance and other evidence, as appropriate, documenting the Enrolled Party’s enrollment in the CIP.

3.	Costs: Premiums, deductibles and self-insured retentions incurred by each Owner, in all capacities in which it participates in the Project, to provide the insurance required by Section B(1), (2), and (3) hereof do not constitute CM Costs, except to the extent that the Owner serving in the capacity as CM includes the costs of those standard insurance policies in its A&G costs reflected in Appendix D of the CMA. Premiums, deductibles and self-insured retentions incurred by each Contractor or Subcontractor, each specifically in such capacity, to provide the insurance required by Section B(1), (2), (3), (4), (5), (6) and (7) hereof, will be borne as provided in the applicable Construction Agreement as a part of the provision of goods or services.

4.	Unaffiliated Third Party Contractors: For Project Construction Contracts between the CM and Third Party Contractors (and their Subcontractors), the insurance requirements approved by the Management Committee for such Contractors and Subcontractors will constitute part of the template documents to be negotiated with such Contractors and Subcontractors by the CM. The CM shall also require Owners that become Contractors to utilize such insurance requirements in the negotiation of Subcontracts with their Subcontractors.

II.          OPERATIONAL PHASE INSURANCE

A.           On or before the In-Service Date, the insurance coverages set forth below will be procured and maintained as indicated:

1.	Workers’ Compensation and Employers Liability Insurance: Each of the Responsible Entities, Owners, contractors and subcontractors will procure and maintain its own policy to comply with this Section A(1). Workers’ Compensation will cover no less than the statutory liability under the workers’ compensation laws of the states in which the work or services are performed. The Employers Liability limits on these policies will be no less than $5,000,000 each accident, $5,000,000 disease policy limit, and $5,000,000 disease each employee; except as respects contractors or subcontractors in which case limits on their

F-8	Confidential

policies will be no less than $1,000,000 each accident, $1,000,000 disease policy limit, and $1,000,000 disease each employee. Each of these policies will include a waiver of subrogation in favor of each Owner and each Responsible Entity. Coverage shall include USL&H and Maritime coverage endorsements if each such exposure exists.

The above limits may be met by any combination of primary and/or excess liability insurance limits.

2.	Commercial General Liability (“CGL”) Insurance: Each of the Responsible Entities, Owners, contractors and subcontractors will procure and maintain its own policy to comply with this Section A(2). CGL, including contractual liability coverage, must have total limits of $20,000,000 per occurrence and in the aggregate for each Responsible Entity and Owner, and each Maintenance Provider will require any contractor or subcontractor engaged to procure and maintain CGL with limits at least equal to $5,000,000, or as otherwise approved by the Management Committee, per occurrence and in the aggregate. Each Responsible Entity, contractor and subcontractor will list each Owner as an additional insured (unless otherwise included as a named insured). The Responsible Entities, contractors and subcontractors policies shall be deemed as primary insurance and not excess over or contributing with any insurance purchased or maintained by the Owners collectively. Each of these policies will include a waiver of subrogation in favor of each Owner. The above limits may be met by any combination of retention and excess liability insurance limits.

Each owner should evaluate potential sharing of limits under the AEGIS Excess Liability Insurance policy.

3.	Business Automobile Insurance: This insurance shall contain a combined single limit of at least $5,000,000 per occurrence, shall be procured and maintained by the Responsible Entities, contractors and subcontractors and include coverage for, but not be limited to, the following:

(a)	Bodily injury and property damage; and

(b) Any and all vehicles owned, used or hired

The Owners must be added as additional insureds (unless otherwise included as a named insured).

Each of these policies will include a waiver of subrogation in favor of the Owners.

The above limits may be met by any combination of primary and/or excess liability insurance limits.

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4.	Watercraft and Aircraft Liability insurance: If watercraft or aircraft of any kind will be used by a Responsible Entity or by anyone else on a Responsible Entity’s behalf, the Responsible Entity will require that the operator of the watercraft or aircraft maintain watercraft or aircraft public liability insurance covering bodily injury, property damage and passenger liability for any aircraft used, operated or hired in connection with the operating services. The policy(ies) shall provide limits of $10,000,000 to $25,000,000 combined single limit for bodily injury and property damage per occurrence (& aggregate) and list the Responsible Entities and the Owners as additional insureds (unless otherwise included as a named insured).

B.	Additional Provisions

1.	All of the above insurance shall be placed with insurance companies with a current A.M. Best Insurance Guide Rating of A- and Class VII, or better. Each policy shall provide that it shall not be cancelled unless at least 60 days’ prior written notice (10 days for non-payment of premium) has been received by the Owners.

2.	Certificates of Insurance; Proof of Loss: Each Responsible Entity and Owner shall, on or before the date on which insurance required hereunder is to become effective, furnish to the other Responsible Entities and Owners certificates of insurance evidencing (i) its compliance with applicable requirements hereunder, and (ii) compliance by its contractors and subcontractors with applicable requirements hereunder. Each contractor and subcontractor shall, on or before the date on which insurance required hereunder is to become effective, furnish to the Responsible Entity, Owner, or contractor by which it has been engaged as a contractor or subcontractor (as applicable) certificates of insurance evidencing compliance by it and its subcontractors with applicable requirements hereunder. Each Responsible Entity and Owner shall maintain copies of certificates of insurance required to be furnished by it hereunder and shall maintain certificates of insurance evidencing its compliance with the requirements applicable to it hereunder. Each Responsible Entity and Owner shall make such certificates available for inspection and copying upon request by any Responsible Entity, Owner or by the Management Committee and as otherwise required to facilitate implementation of the requirements hereunder.

The party maintaining each insurance policy shall make proofs of loss under each such policy and shall take all other action reasonably required to ensure collection from insurers for any loss under any such policy.

3.	Costs: The costs (including premiums, deductibles and self-insured retentions) of insurance required by Sections II.A(1), (2) and (3) to be provided by the Maintenance Provider will constitute a Maintenance Cost (premiums to be

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reimbursed through A&G charges as provided in Appendix D of the OMA). The costs of insurance required by Sections II.A(1), (2) and (3) borne by the Control Center Authority or the Owner not serving as Maintenance Provider will not constitute a Maintenance Cost, except as provided in Section 4.2 of this Agreement, which will be considered Control Center Costs. The costs of insurance required by Sections A(1), (2) and (3) incurred by each Contractor and Subcontractor will be borne as provided in the applicable agreement with such Contractor or Subcontractor as part of the provision of goods and services under such agreement. If the insurance required by Section IIA(4) of this Exhibit F is required , the cost thereof will be a Maintenance Cost and charged directly to the Project.

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EXHIBIT G

NERC REQUIREMENTS

Section 1.1     Establishment of Guidelines

The Owners and Responsible Entities are committed to maintaining and operating the Facilities in full compliance with NERC reliability standards in effect from time to time.  Because the Project is commonly owned, the Parties to this Agreement have identified the segments that comprise the Project and have assigned responsibility for each segment to the specific Responsible Entity set forth in Appendix A of the Operation and Maintenance Agreement.  Initially, the Responsible Entity for NERC compliance with respect to the Project is also designated in Appendix A of the Operation and Maintenance Agreement.  Each Owner is responsible, however, for NERC compliance with respect to its own Discretely Owned Substation Assets as specified in Exhibit 1 to this Exhibit G.  The Owners agree to promptly modify Appendix A of the Operation and Maintenance Agreement and Exhibit 1 to this Exhibit G as necessary to reflect any changes in Responsible Entities or their assigned responsibilities (including the specific NERC reliability standards for which each such Person is responsible).  Because the Project may be maintained or operated by multiple Responsible Entities, each of which will employ its own utility-wide procedures to comply with Applicable Energy Regulations, including NERC reliability standards, the parties hereby establish this initial set of guidelines.  Because the regulation of transmission facilities and their maintenance and operation exists in a fluid regulatory environment, these guidelines must be examined and adjusted from time to time to reflect Applicable Energy Regulations then in effect.  Aside from establishing an actual set of procedures to govern the manner in which the Owners and the Responsible Entities intend to effect compliance with NERC reliability standards, this Exhibit G embodies a set of principles intended to guide the Owners and Responsible Entities as changes in Applicable Energy Regulations occur and modifications to the Owners’ compliance-related practices and procedures become necessary.  The Parties intend that responsibility for compliance with NERC reliability standards applicable to the Project be managed in a way that (i) is compatible with the compliance programs and existing compliance responsibilities of each of the Owners and Responsible Entities, (ii) minimizes the collective and individual exposure of the Owners and Responsible Entities to liability for NERC-related violations and penalties, and (iii) avoids unnecessary duplication of NERC compliance efforts.  The Parties further intend to satisfy the NERC Rules of Procedure (NERC ROP, Section 501.1.4.3) requiring that only one party be responsible for compliance with the applicable reliability standard requirements for each line segment.

Section 1.2     Assigned Responsibilities

1.2.1           Maintenance Provider and Control Center Authority Responsibilities.  As of the Effective Date, the Parties agree that each Responsible Entity shall be responsible under this Agreement for compliance with Applicable Energy Regulations, including the NERC Transmission Owner (“TO”), Transmission Operator (“TOP”), and Transmission Planner (“TP”) reliability standards identified as its responsibility in Appendix A of the Operation and Maintenance Agreement as such standards relate to the line segments for which such

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Responsible Entity is responsible.  When necessary, each Responsible Entity shall advise all appropriate Governmental Bodies of its assigned responsibility.  Notwithstanding anything to the contrary herein, an Owner that is not named as the Responsible Entity for NERC TO, TOP or TP compliance shall not be responsible to Governing Bodies for compliance obligations of a “Transmission Owner”, “Transmission Operator” or “Transmission Planner”  under NERC reliability standards applicable to such line segment; provided, however, that the foregoing shall not release the Owners from or modify the pro-rata contribution obligations expressly set forth in Section 1.3.1 of this Exhibit G.

1.2.2           E&O Committee Responsibilities.  Compliance by the E&O Committee with this Section 1.2.2 is a collective responsibility of the Owners.  Each Responsible Entity and Owner shall provide the information necessary to allow full compliance with the NERC reliability standards.  The E&O Committee shall be responsible for maintaining and updating, no less than annually, Exhibit 1, Checklist of NERC Standards Applicability Form, to this Exhibit G.  Exhibit 1 is intended to serve as a reference guide for NERC standards in effect and applicable at the time of the E&O Committee update.  Once modified by the E&O Committee, Exhibit 1 will be presented to the Management Committee for approval.  For the avoidance of doubt, the Parties do not intend that the E&O Committee be constituted as a NERC Registered Entity, but rather that the Responsible Entity, identified in Appendix A of the Operation and Maintenance Agreement, for each applicable line segment shall be responsible for performing, or causing to be performed and reporting, or causing to be reported, such ratings and other information as may be required by the NERC reliability standards.

1.2.3           Periodic E&O Committee Review.  The E&O Committee shall periodically assess the allocation of responsibilities for compliance with NERC reliability standards as assigned pursuant to Appendix A and update Exhibit 1 in light of the current status of Applicable Energy Regulations and the related regulatory environment.  Such assessment shall take place no less frequently than annually in connection with a Services Plan Review.  The E&O Committee shall formulate, as appropriate, modifications to:  (i) the assignments of responsibility for NERC reliability standards in Appendix A and Exhibit 1, and (ii) this Appendix F, for presentation to the Management Committee for consideration.  The assessment by the E&O Committee must be sufficiently timely and comprehensive to evaluate and respond, if appropriate, to changes in Applicable Energy Regulations.  The E&O Committee shall make such recommendations as it from time to time deems necessary to assure that the responsibilities for compliance with Applicable Energy Regulations have been allocated to foster overall compliance in as efficient and cost effective a manner as possible.

Section 1.3     Compliance Failure

1.3.1           Responsibility.  If a Governmental Body concludes that there has been failure to comply with Applicable Energy Regulations and such failure relates to any segment, responsibility for economic penalties imposed on account of such failure will be as follows:

(i)	if the failure arises from the willful misconduct or intentional misconduct of the Responsible Entity that is responsible for such segment and compliance with the applicable standard, such Responsible Entity shall bear full responsibility for such violation;

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(ii)	if the failure arises because the written procedures adopted by the Responsible Entity that is responsible for such segment are found to be deficient, such Responsible Entity shall bear full responsibility for such violation; or

(iii)	if the failure arises from any cause other than as described in clause (i) or (ii) above, each of the Owners shall bear responsibility in accordance with their respective Ownership Percentages.

For the avoidance of doubt, (a) violations of Applicable Energy Regulations, including NERC reliability standards, relating solely to Discretely Owned Substation Assets are the sole responsibility of the Discretely Owned Substation Owner and are not the responsibility of the Parties to this Agreement in their respective capacities under this Agreement, and (b), as specified in Exhibit 1 to this Exhibit G, each of the Owners shall bear responsibility according to their respective Ownership Percentages with respect to those accountability standards identified as  “Both-Penalty sharing if root cause event”, if the event investigation finds that execution of the standards for the Project to be the root cause of the event.

1.3.2           Enforcement.1  If any violation of Applicable Energy Regulations, including NERC reliability standards, are either self-certified or reported by a Responsible Entity or alleged by a Governmental Body and such violation is of the nature described in Section 1.3.1(iii) of this Exhibit G (“Possible Violations”), then the Responsible Entity for the segment or segments to which such Possible Violations relate is entitled to contribution from the Owners for the economic penalty that could be imposed as a consequence of such Possible Violations by complying with the procedures set forth in this Section 1.3.2.

1.3.2.1  Notice of Possible Violations.  If a Responsible Entity either: (i) self- certifies or reports the existence of a Possible Violation to a Governmental Body or (ii) receives a formal written advisement that a Governmental Body believes there is a Possible Violation pertaining to the Facilities (e.g., a Notice of Potential Violation issued by the Midwest Reliability Organization), then the Responsible Entity, within thirty (30) days of delivering or receiving any such certification, report, or notice, shall give notice to the other Owner (a) describing such Possible Violation in reasonable detail; (b) indicating whether the Possible Violation involves only the Project (or a portion thereof) or other transmission facilities as well as the Project (or a portion thereof).

1.3.2.2  Contribution.  If the Responsible Entity either (a) fails to give the notice required pursuant to Section 1.3.2.1 or (b) gives notice that it will not demand contribution from the Owners, then, it shall bear the full responsibility for any such Possible Violations. If the Responsible Entity will demand contribution from the other Owners and receives a proposed penalty from the Governmental Bodies (e.g. Notice of Alleged Violation and Proposed Penalty or Sanction issued by the Midwest Reliability Organization) exceeding $20,000 USD (adjusted for inflation from the date of this

[1]This Section 1.3.2 is intended to address the Midwest Reliability Organization’s compliance and enforcement process in effect as of the Effective Time as shown in Attachment 1 to this Appendix G.

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Agreement), the Responsible Entity shall notify the other Owner within fifteen (15) days of how the Responsible Entity intends to settle the Possible Violation.

1.3.2.3  Settlement.

1.3.2.3.1  Project Only Settlement.  [**]  Because the Responsible Entity  is obligated to pay the penalty (or alternate settlement) to the Governmental Bodies, [**] in a timely manner provided the Responsible Entity has provided the Management Committee with reasonable notice to consider and act upon any proposed penalty (or alternate settlement). [**] The Owners shall bear their share of any economic penalty assessed and/or costs associated with any remedies approved in lieu of  assessed penalty in such settlement in proportion to their respective Ownership Percentage upon issuance of a final notice (e.g. Notice of Penalty Payment Due issued by the Midwest Reliability Organization) by the Governmental Bodies confirming the terms of such settlement, subject only to the right of any Owner to challenge the categorization of the conduct of the Responsible Entity as falling within the requirements of Section 1.3.1(iii) pursuant to the dispute resolution procedures set forth in Section 3 of Schedule 1 to this Agreement.

1.3.2.3.2  Apportionment of Certain Settlements.  If the Responsible Entity intends to pursue a settlement of Possible Violation and has given notice that it will demand contribution from the Owners, then, subject to Section 1.3.2.3.4, if the violation(s) involve both the Project (or a portion thereof) and transmission facilities other than the Project, upon reaching a settlement it intends to accept, it shall request that the Governmental Bodies with which it has reached agreement apportion culpability for each violation as between the affected Project and the other transmission facilities of the Responsible Entity implicated in such violations.  The Responsible Entity shall not communicate its views of the appropriate apportionment to such Governmental Bodies in any manner whatsoever.  The Responsible Entity shall disclose to the other Owner all reports prepared by Governmental Bodies that relate to their investigations, evaluations, or conclusions about the Possible Violation(s), any written responses or other written defenses presented to such Governmental Bodies by the Responsible Entity and the full and complete written terms of the proposed settlement (including correspondence and memoranda relating thereto).  The apportionment of responsibility by the Governmental Bodies will be final and binding on the

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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Responsible Entities and the Owners.  Owners shall bear their respective Ownership Percentage of any economic penalty and/or costs associated with any remedies adopted in lieu of economic penalty assessed in such settlement apportioned to the Project.

1.3.2.3.3  Failure to Apportion.  If a Governmental Body refuses or fails to apportion culpability for a violation between the Project and the other transmission facilities of the Responsible Entity, then the Responsible Entity demanding contribution shall use its reasonable effort to fairly allocate any economic penalty imposed on account of such violation and present said allocation methodology to the other Owner for discussion.  Any Owner may utilize the dispute resolution procedures set forth in Article 3 of Schedule 1 to this Agreement to challenge the allocation of such penalty; however, the Owners shall promptly pay the penalty (or alternate settlement) in a timely manner based on the Responsible Entity’s allocation even if the dispute resolution process remains ongoing. The Responsible Entity has the burden of proving its entitlement to contribution and the fair allocation of the penalty by a preponderance of the evidence.

1.3.2.3.4  Limitation on Settlement.  Notwithstanding anything to the contrary herein, no Responsible Entity has the authority to enter into a settlement of any Possible Violation that could constitute an admission of culpability by any Owner (other than the Owner that is and solely in its capacity as the Responsible Entity) without the prior written consent of such Owner.

1.3.2.4    Contest.  If the Responsible Entity and any Governmental Body considering Possible Violations do not reach a settlement and at any point the Responsible Entity contests any finding of violation or penalty before a Governmental Body that has final administrative power to impose such penalty (e.g., the Federal Energy Regulatory Commission), the Responsible Entity shall give notice to the other Owner prior to initiating such contest and thereafter it shall not oppose the intervention or other participation before such Governmental Body or in respect of any appeal of the decision of such Governmental Body by another Owner.

1.3.2.5  Independent Rights of Owners.

1.3.2.5.1  Actions in Defense.  Nothing in this Exhibit G shall be construed to prevent or restrict any Owner that becomes subject to any request, inquiry or investigation of a Governmental Body from taking any action (or determining not to take any action) it deems appropriate in connection therewith; provided, however, no such Owner has the authority to take any action, including entering into any settlement, that could constitute an admission of culpability by any other Owner without the prior written consent of such Owner.

1.3.2.5.2  Contribution for Misallocation.  If  a penalty is paid, in whole or in part, by an Owner for a violation of Applicable Energy Regulations, which violation arises from the operation or maintenance of any segment of the Project

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for which another Owner, as a Responsible Entity, had the responsibility for compliance with Applicable Energy Regulations, then if the penalty imposed on the Owner exceeds the amount it would have borne had the penalty been allocated as provided pursuant to Section 1.3.1 of this Exhibit G, then such Owner will be entitled to contribution from the other Owner under Section 16.2.3 of this Agreement, the Responsible Entity, or both, as appropriate.

Section 1.4     Certain Amendments.

Notwithstanding anything in the Agreement (including this Exhibit G) to the contrary, the Parties agree that:  (i) the Owners will be entitled to make the administrative changes to Appendix A of the Operation and Maintenance Agreement to comply with the provisions of Section 1.1 of this Exhibit G with the consent of the E&O Committee, subject to approval by the Management Committee and (ii) the E&O Committee, subject to approval by the Management Committee, will be entitled to amend the provisions of Section 1.2 of this Exhibit G; provided, however, any such amendment that imposes additional obligations on a party (in any capacity) or reduces the obligation of a party (in any capacity) must also be consented to by such affected party.

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Exhibit 1

Checklist of NERC Standards Applicability Form

	Accountable NERC Functional Registry			Obligations Applicable to
Standard	TO	TOP	TP	Line - Potential for Sharing Penalties*	Substation - No sharing of penalties**	Both - Penalty sharing if root cause of event***
BAL-005-0.2b		TOP			X
CIP-002-3	TO	TOP			X
CIP-003-3	TO	TOP			X
CIP-004-3a	TO	TOP			X
CIP-005-3a	TO	TOP			X
CIP-006-3c	TO	TOP			X
CIP-007-3a	TO	TOP			X
CIP-008-3	TO	TOP			X
CIP-009-3	TO	TOP			X
COM-001-1.1		TOP			X
COM-002-2		TOP				X
EOP-001-2.1b		TOP			X
EOP-003-2		TOP			X
EOP-004-2	TO	TOP		X
EOP-005-2	TO	TOP			X
EOP-008-1		TOP			X
FAC-001-1	TO					X
FAC-002-1	TO		TP			X
FAC-003-3	TO			X
FAC-008-3	TO			X
FAC-014-2		TOP	TP	X
IRO-001-1.1		TOP				X
IRO-004-2		TOP			X
IRO-005-3.1a		TOP				X
IRO-010-1a	TO	TOP			X

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MOD-001-1a		TOP				X
MOD-004-1			TP			X
MOD-008-1		TOP				X
MOD-010-0	TO		TP	X
MOD-012-0	TO		TP	X
MOD-018-0			TP		X
MOD-019-0.1			TP		X
MOD-020-0			TP		X
MOD-021-1			TP		X
MOD-026-1			TP	N/A	N/A	N/A	Generator Modeling
MOD-027-1			TP	N/A	N/A	N/A	Generator Modeling
MOD-028-2		TOP		N/A	N/A	N/A	MISO doesn’t use
MOD-029-1a		TOP		N/A	N/A	N/A	MISO doesn’t use
MOD-030-2		TOP				X
NUC-001-2.1	TO	TOP	TP	N/A	N/A	N/A	No nuclear facilities connected
PER-001-0.2		TOP			X
PER-003-1		TOP			X
PER-005-1		TOP			X
PRC-001-1.1		TOP			X
PRC-004-2.1a	TO				X
PRC-005-1.1b	TO				X
PRC-006-1	TO				X
PRC-008-0	TO				X
PRC-010-0	TO	TOP			X
PRC-011-0	TO				X
PRC-015-0	TO				X
PRC-016-0.1	TO				X
PRC-017-0	TO				X
PRC-018-1	TO				X
PRC-021-1	TO				X

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PRC-022-1		TOP			X
PRC-023-3	TO				X
PRC-025-1	TO			N/A	N/A	N/A	Generator Relay Loadability
TOP-001-1a		TOP			X
TOP-002-2.1b		TOP		X
TOP-003-1		TOP		X
TOP-004-2		TOP				X
TOP-005-2a		TOP			X
TOP-006-2		TOP			X
TOP-007-0		TOP				X
TOP-008-1		TOP				X
TPL-001-0.1			TP			X
TPL-002-0b			TP			X
TPL-003-0b			TP			X
TPL-004-0a			TP			X
VAR-001-4		TOP			X

* - Standards in this column are recognized as applicable to ongoing operations of the Facilities. This agreement assumes potential for sharing of penalties resulting from standards violations directly associated with the Facilities, as specified in Section 1.3.2 of this Exhibit G.
** - Standards in this column apply each Owner’s Discretely Owned Substation Assets. Penalties from violations of these standards would be borne by the Discretely Owned Substation Owner.
*** - Standards in this column require consideration of both the Facilities and the Discretely Owned Substation Assets. There is potential for sharing of penalties arising from an event, as specified in Section 1.3.2 of this Exhibit G, if an event investigation finds the execution of the standard requirements on the Facilities to be the root cause of the event giving rise to the penalty.

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EXHIBIT J

FORM OF TRANSMISSION EASEMENT AGREEMENT

AND

MEMORANDUM OF PROJECT OWNERSHIP AGREEMENT

Drafted by and upon

recording return to:

Otter Tail Power Company

215 South Cascade Street

Fergus Falls, MN 56537

The space above this line is reserved for recording purposes.

TRANSMISSION EASEMENT AGREEMENT

AND

MEMORANDUM OF PROJECT OWNERSHIP AGREEMENT

THIS TRANSMISSION EASEMENT AGREEMENT AND MEMORANDUM OF PROJECT OWNERSHIP AGREEMENT (this “Agreement”) is entered into and effective as of June 12,  2015 (the “Effective Date”) by and between Montana-Dakota Utilities Co., a division of MDU Resources Group, a Delaware corporation (“MDU”), and Otter Tail Power Company, a corporation organized and existing under the laws of the State of Minnesota (“OTP”).  MDU and OTP shall be referred to herein individually as an “Owner” and collectively as the “Owners.”

RECITALS

A.           The Owners are party to that certain Project Ownership Agreement (the “POA”) dated as of June 12, 2015, and the Project Transmission Capacity Exchange Agreement (the “ Project TCEA”) dated as of June 12, 2015, pursuant to which the Owners have agreed to participate in the electric transmission project described therein (the “Project”) which establishes the respective rights, duties and obligations of the Owners with respect to their ownership of the various components of the Project, including the use of (i) the real property:  (a) described on Exhibit A (legal description of DOSA real property),  and (b) referenced in Recital E below (the “Project Real Property”), and (ii) the Discretely Owned Substation Assets, as described on Exhibit A-1 and A-2 (the "Discretely Owned Substation Assets”).  Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Project Agreements (as such term is defined in the POA).

B.           The POA allows that the existence of such Project Agreements, including the waiver of the right to partition set forth in the POA, as the same are more fully described below, be evidenced of record by a filing with the appropriate Governmental Bodies (as defined in the POA) in all relevant jurisdictions.

C.           The POA and that certain Construction Management Agreement by and between the Owners in various legal capacities (the “CMA”) provides for the construction of and/or certain improvements to the Real Property, including the Project as defined in the POA.

D.           The Owners are each also designated individually as a “Discretely Owned Substation Owner” on Exhibit A.  OTP owns the Big Stone South Substation and MDU owns the Ellendale 345 kV Substation.  Each Discretely Owned Substation Owner acts in its capacity as a Discretely Owned

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Substation Owner separate and apart from its capacity as an Owner.  Each Discretely Owned Substation Owner owns the real Property identified and legally described in the attached Exhibit A.  The Discretely Owned Substation Assets are located on and will be constructed or improved, as applicable, on such real Property.  Each Owner is separately granted certain easements across portions of the real Property of the other Owner on which the respective Exhibit A Discretely Owned Substation Assets are or will be located.

E.           The Owners have an undivided ownership interest as tenants-in-common in the Project located on the Project Real Property identified and legally described on Exhibit B.

F.           The Owners, as both Owners and Discretely Owned Substation Owners acting in their respective capacities as such, have agreed pursuant to the Project Agreements, including the POA and the Project TCEA, to grant certain easements relating to the Project and the Discretely Owned Substation Assets, and the real Property upon which the Project and Discretely Owned Substation Assets are situated, upon the terms and conditions described herein.

AGREEMENT

In consideration of the foregoing Recitals, the definitions and references to definitions of which are incorporated by reference herein, the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Owner, in its capacity as an Owner and a Discretely Owned Substation Owner, agrees as follows:

•           Memorandum of POA.  As of the Effective Date, the provisions of this Section 1 evidence of record the POA, which may affect the rights of the Owners, including Discretely Owned Substation Owners, and other persons dealing with the Project Real Property.

•           Project Property Interests.  The Project property interests  are owned by the Owners as tenants-in-common and  the Discretely Owned Substation Assets are owned individually as follows:

•           Project.  In accordance with Section 3.1.1.1 of the POA, all Property interests constituting the Project are owned by the Owners as tenants-in-common in undivided ownership interests.  Such ownership interests shall be (i) in accordance with the Ownership Percentages described in Section 3.1.3.1.1 of the POA, and (ii) subject to being adjusted as provided by the POA.

•           Discretely Owned Substation Assets.  In accordance with Section 3.1.1.2 of the POA, all Property interests constituting Discretely Owned Substation Assets are owned individually by each of the Owners as reflected in Exhibit A-1 and A-2.  The Discretely Owned Substation Assets are not part of the Project.

•           Other Rights.  Each Owner acknowledges and agrees that it does not have and will not claim, either through itself or any other Person (including any Financing Parties or any trustee of its bankruptcy estate), any right, title or other interest in or to any property interest in the Discretely Owned Substation Assets of the other Owner. Each Owner further acknowledges and agrees that any assertion by any Owner, or any Person claiming interests through an Owner (including any of its Financing Parties or any trustee of its bankruptcy estate), of any right, title or other interest in another Owner’s Ownership Percentage or such other Owner’s Property interests inconsistent with the preceding sentence will be null and void ab initio.

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Execution Version

•           Waiver of Right to Partition. Each of the Owners has agreed under Section 3.1.5 of the POA that it will not take any action at any time by a Proceeding or otherwise exercise any right available under Applicable Law to partition the Project or any part thereof in any way, whether by partition in kind or by sale and division of the proceeds thereof.  Each of the Owners has further irrevocably waived the right of partition and the benefit of all Applicable Law (including statutory and common law) that may now or hereafter authorize such partition of the Project or any part thereof pursuant to Section 3.1.5 of the POA.  If any such right of partition accrues, after the Effective Time, each Owner has agreed to, from time to time upon the written request of the other Owner, execute and deliver such further instruments as may be necessary to confirm the foregoing waiver and release of its right to partition pursuant to Section 3.1.5 of the POA. By way of clarification, the Owners acknowledge and agree that the waiver of the right to partition the Project contained in Section 3.1.5 of the POA only applies to those Property interests that are owned as tenants-in-common by the Owners and does not apply to Property interests that are owned individually by the Owners, including the Discretely Owned Substation Assets.  The provisions of Section 3.1.5 of the POA are binding upon and inure to the benefit of the Owners, their respective successors and assigns, including Financing Parties and their respective successors and assigns, and will run with the Project Real Property.  Each Owner has agreed under Section 3.1.5 of the POA to insert a similar covenant in any contract with any Person (other than the other Owner) that acquires all or any portion of its Ownership Percentage, which covenant will be enforceable by either or both of the other Owner or by the Management Committee established by the Owners pursuant to the POA.

•           Permitted Transfers and Right of First Negotiation.  Each of the Owners has agreed under Article 10 of the POA that, except for Permitted Transfers, such Owner will not make transfers of its Ownership Percentage and also that Permitted Transfers may only be engaged in if the rules and conditions to transfer of Article 10 are satisfied or (if waiver is permitted) waived.  Section 10.4 of the POA provides that certain Permitted Transfers are subject to a right of first negotiation. In addition, an Owner’s rights under this Agreement are appurtenant to the Owner’s Ownership Percentage, and, accordingly, (i) if an Owner Transfers all or part of its Ownership Percentage to a Third Party or an Affiliate, the Owner must also Transfer a corresponding and equivalent portion of all associated rights, obligations and interests of the transferring Owner in and to this Agreement, and (ii) an Owner may not Transfer any of its rights under this Agreement except in connection with a corresponding and equivalent Transfer of the Owner’s Ownership Percentage which is permitted under the POA.

•           Discretely Owned Substation Assets Easement.  Subject to Applicable Law and Applicable Energy Regulations, each Discretely Owned Substation Owner hereby grants the other Owner and its respective successors, assigns, heirs, personal representatives, tenants, or any Persons claiming through them, (i) a ninety-nine year, irrevocable and non-exclusive, easement over the real Property owned by such Owner and described in Exhibit A and such Owner’s Discretely owned Substation Assets for the transmission of electrical power and energy and data to and through the Discretely Owned Substation Assets (such easements being labeled on Exhibit A as the “Ellendale 345 kV Substation DOSA Easement Area”  in the case of the Ellendale  230 kV Substation, and as the “Big Stone South Substation DOSA Easement Area” in the case of the Big Stone South Substation); (ii) a ninety-nine year, irrevocable and non-exclusive easement to a share equal to its Ownership Percentage of the Original Base MVA over the Discretely Owned Substation Assets as described in Exhibit A-1 and A-2, including the real Property upon which such Discretely Owned Substation Assets are situated as described in Exhibit A-1 and A-2, for all purposes necessary and appurtenant to the transmission of electrical power, energy and data to and through such Discretely Owned Substation Assets as provided in the Project Agreements, including the Project TCEA; and (iii) a ninety-nine year, non-exclusive easement over the real Property on which such Owner’s Discretely Owned Substation Assets are situated as described in Exhibit A-1 and A-2 for the purpose of accessing the fiber data transmission line(s) within the Discretely Owned Substation Assets as

3	Confidential

Execution Version

described in Exhibit A-1 and A-2, provided, however, the access rights described in this clause (iii) shall be subject to reasonable advance notice by the other Owner to the Discretely Owned Substation Owner and compliance by the other Owner with reasonable safety and security policies relating to such access.  The easements granted in this Agreement are not intended to and do not expand upon the rights granted in the TCEA.

•           Project Easement.  Each Owner grants to the other Owner(s) a non-exclusive, ninety-nine year, irrevocable easement over the Project Real Property described in Exhibit B and the Project to be located on such Project Real Property for the transmission of electrical power and energy and data through the Project, and a non-exclusive easement to its Ownership Percentage of the Original Base MVA for all purposes necessary and appurtenant to the transmission of electrical power, energy and data through the Project as provided in the Project Agreements, including the Project TCEA.

•           No Merger.  There shall be no merger of this Agreement or of the easements granted herein with the fee estate in the real Property described in Exhibit A or Exhibit B by reason of the fact that this Agreement or any interest in the easements may be held, directly or indirectly, by or for the account of any Person or Persons who shall own any interest in the fee estate.  No merger shall occur unless and until all parties at the time having an interest in the fee estate and all parties (including any mortgagee) having an interest in this Agreement shall sign and record a written instrument effecting such merger.

•           Runs with the Land.  This Agreement shall run with the land affected and shall be binding on, and inure to the benefit of the Discretely Owned Substation Owners in their capacities as such, the Owners and their respective successors and assigns, heirs, personal representatives, tenants, or any other Persons claiming through them; provided, however, in the event of a Transfer as a result of or upon exercise of a Collateral Assignment, the monetary obligations of the Discretely Owned Substation Owner that accrued prior to the date of Transfer will not run with the land affected and will remain the obligation of the Discretely Owned Substation Owner.  No Discretely Owned Substation Assets can be transferred without binding the transferee to this Agreement, provided, however, the grant of a Collateral Assignment shall not be deemed a Transfer for purposes of this Agreement, provided further, however, in the event of a Transfer of Discretely Owned Substation Assets as a result of or upon exercise of a Collateral Assignment, the monetary obligations of the Discretely Owned Substation Owner that accrued prior to the date of Transfer will not be included in such Transfer and will remain the obligation of the Discretely Owned Substation Owner.

•           No Consequential Damages.  The Discretely Owned Substation Owner will not be liable to any Owner under this Agreement for Consequential Damages except Consequential Damages arising from any Third Party Claims.

•           Forward Contract.  The Owners acknowledge and agree that this Agreement and the other Project Agreements are “forward contracts” and that the Owners are “forward contract merchants”, as those terms are defined in the United States Bankruptcy Code.  The Owners further acknowledge and agree that this Agreement and the other Project Agreements form a single, integrated agreement, and this Agreement and the other Project Agreements are entered into in reliance on the fact that this Agreement and the other Project Agreements collectively form a single agreement among the Owners.

•           Recording.  This Agreement may be recorded in each county in which the Real Property described in Exhibit A or Exhibit B is located.

•           Counterparts.  This contract may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

4	Confidential

Execution Version

[SIGNATURE PAGES FOLLOW]

5	Confidential

IN WITNESS WHEREOF, the undersigned Owner and Discretely Owned Substation Owner has caused this Agreement to be executed as of the date above recited.

OTTER TAIL POWER COMPANY

BY
NAME: Timothy Rogelstad
ITS: President

STATE OF ______________	)
) ss.
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this ______ day of ________________________________, 2015, by _____________________________________ of OTTER TAIL POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota, on behalf of the company.

Notary Public

[SIGNATURE PAGE TO TRANSMISSION EASEMENT AGREEMENT AND
MEMORANDUM OF PROJECT OWNERSHIP AGREEMENT]

PAGE 1 OF 4	Confidential

IN WITNESS WHEREOF, the undersigned Owner and Discretely Owned Substation Owner has caused this Agreement to be executed as of the date above recited.

MONTANA-DAKOTA UTILITIES CO., A DIVISION OF MDU RESOURCES GROUP, INC.

BY:
NAME: David L. Goodin
ITS: President and CEO of MDU Resources Group, Inc.

STATE OF ______________	)
) ss.
COUNTY OF ____________	)

The foregoing instrument was acknowledged before me this ______ day of ________________________________, 2015, by _____________________________________ of Montana-Dakota Utilities Co., a Division of MDU Resources Group, Inc., on behalf of the company.

Notary Public

[SIGNATURE PAGE TO TRANSMISSION EASEMENT AGREEMENT AND
MEMORANDUM OF PROJECT OWNERSHIP AGREEMENT]

PAGE 2 OF 4	Confidential

Exhibit A

To

TRANSMISSION EASEMENT AGREEMENT

AND

MEMORANDUM OF PROJECT AGREEMENT

EXHIBIT A-1

BIG STONE SOUTH SUBSTATION ASSETS AND

LEGAL DESCRIPTION OF REAL PROPERTY

The Big Stone South Substation owned by OTP and located on the Premises identified below, which substation is not part of the Project.

Big Stone South Discretely Owned Substation Assets

The Big Stone South  Substation DOSA consists of the 345 kV and the 230 kV portions of the Big Stone South Substation which includes structural steel, transformers, foundations, deadend structure for the Ellendale 345 kV transmission line and associated insulators, jumpers from the jointly owned 345 kV transmission line to the 345 kV bus, the 345 kV bus including future expansion of the 345 kV bus,  345 kV  and 230 kV breakers and associated switches, line switch 3713, protection and control equipment, wave traps, fiber patch panel and associated terminations.

Big Stone South Substation DOSA Premises Description

All the tract of land lying in and being in the County of Grant and State of South Dakota, described as follows, to wit:

The Northeast Quarter (NE ¼) of the Northwest Quarter (NW ¼) EXCEPT Lot H-1 and EXCEPT a strip of land seventeen (17) feet wide on the West side of the Northeast Quarter (NE ¼)  of the Northwest Quarter (NW ¼), in Section Twenty-four (24), Township One Hundred Twenty-one (121) North, Range Forty-seven (47) West of the 5th P.M.

AND

Lot H1 in the Northeast Quarter (NE ¼) of the Northwest Quarter (NW ¼), Section Twenty-four (24), Township One Hundred Twenty-one (121) Range Forty-seven (47), Grant County, South Dakota.

A-8	Confidential

Big Stone South Substation DOSA Easement Area

A parcel of land situated in the Northeast Quarter of the Northwest Quarter of Section Twenty-four (24), Township One Hundred Twenty-one (121) North, Range Forty-seven (47) West of the Fifth Principal Meridian, Grant County, South Dakota, the Substation Premises being more particularly described as follows:

     The North boundary of said Premises being 348 feet South of and parallel to the North line of Section 24; the East boundary being 331 feet West of and parallel to the North-South Quarter line of Section 24; the South boundary being 1018 feet South of and parallel to the North line of Section 24; and the West boundary being 336 feet East of the West line of the Northeast Quarter of the Northwest Quarter of Section 24.

     TOGETHER WITH

     The South 25 feet of the North 580 feet of the West 336 feet of the Northeast Quarter of the Northwest Quarter of Section 24.

A-9	Confidential

Big Stone South Substation DOSA Easement Area Site View

[**]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

A-10	Confidential

EXHIBIT A-2

ELLENDALE 345 kV SUBSTATION ASSETS AND

LEGAL DESCRIPTION OF REAL PROPERTY

The Ellendale 345 kV Substation owned by MDU and located on the Premises identified below, which substation is not part of the Project.

Ellendale 345 kV Substation Discretely Owned Substation Assets

The Ellendale 345 kV Substation DOSA consists of the 345 kV and the 230 kV portions of the Ellendale 345 kV Substation which includes structural steel, transformers, foundations, deadend structures for the Big Stone 345 kV transmission line and associated insulators, jumpers from the jointly owned 345 kV transmission line to the 345 kV bus, the 345 kV and 230 kV bus including future expansion of the 345 kV and 230 kV bus, 345 kV and 230 kV breakers with associated switches, line switches, protection and control equipment, reactive compensation, wave traps, fiber patch panel and associated terminations, metering equipment.

Ellendale 345 kV Substation DOSA Premises Description

All the tract of land lying in and being in the County of Dickey and State of North Dakota, described as follows, to wit:

The Northeast Quarter (NE ¼) of the Northeast Quarter (NE ¼) of Section Nine (9), Township One Hundred Twenty-nine (129) North, Range Sixty-three (63) West of the 5th P.M.

Ellendale 345 kV Substation DOSA Easement Area

A parcel of land situated in the Northeast Quarter of the Northeast Quarter of Section Nine (9), Township One Hundred Twenty-nine (129) North, Range Sixty-three (63) West of the Fifth Principal Meridian, Dickey County, North Dakota, the Substation Premises being more particularly described as follows:

     Commencing at a found rebar at the Northeast Corner of Section 9, T129N, R63W, Dickey County, North Dakota; thence south 89⁰37’38” West along the North Line of Section 9 for a distance of 33.00 to the West Right of Way Line of 87th Avenue SE; thence South 01⁰17’22” East for a distance of 33.00 feet to a set rebar and Cap. No. 4019 on the South Right of Way Line of 97th Street SE and the Point of Beginning; thence continuing South 01⁰17’22” East along the West Right of Way Line of 87th Avenue SE for a distance of 1200.00 feet to a set rebar and Cap No. 4019; thence South 89⁰37’38” West parallel with the North Line of Section 9 for a distance of 575.00 feet to a set rebar and Cap No. 4019; thence North 01⁰17’22” West parallel with the East Line of Section 9 for a distance of 1200.00 feet to a set rebar and Cap. 4019; thence North 89⁰37’38” East parallel with and 33.00 feet distant from the North Line of Section 9 for a distance of 575.00 to the Point of Beginning; This parcel contains 15.84 acres or 689,912 square feet more or less, excluding road rights of way and is subject to all prior exceptions, reservations, easements, right of way, restrictions covenants and conveyances for highway purposes.

A-11	Confidential

Ellendale 345 kV Substation DOSA Easement Area Site View

Montana Dakota Utilities Company’s Ellendale 345 kV Substation DOSA

A-12	Confidential

A-13	Confidential

Exhibit B
To
TRANSMISSION EASEMENT AGREEMENT
AND
MEMORANDUM OF PROJECT AGREEMENT

Project Owned as Tenants-in-Common and Owners

Transmission Line	Miles	Conductor	Structure Type	Configuration
A 345 kV transmission line running between the Otter Tail Power’s Big Stone South Substation and the Montana-Dakota Utilities’ Ellendale 345 kV Substation along a route on the Real Property described in the easement listing set forth in this Exhibit B, upon which such transmission line will be situated	Approximately 162 miles	2-T2-477 kcmil ACSR	Monopole on concrete foundations	Single circuit

The above description of the Project, including the easement listing set forth below, is current as of the date of execution of the Project Agreements, including this Agreement

C-1	Confidential

EXHIBIT B TO EXHIBIT J-1 PROJECT OWNED AS TENANTS-IN-COMMON AND OWNERS (Roster of Easements)

Dickey County, ND

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	6.04	0	6.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	3.55	3.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	1.93	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.35	1.74	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.28	0	1.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.84	0	7.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.73	0	0.73	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	1.85	0.58	2.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.76	0.69	5.45	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-2	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	6.71	3.14	9.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.94	1.15	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.2	1.27	3.47	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.43	0	6.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.61	2.05	6.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.76	1.55	15.31	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.87	0	8.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.73	0	2.73	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-3	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	8.35	0	8.35	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.29	1.01	13.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.32	2.1	6.42	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	0.41	6.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.23	0.21	2.44	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.28	0	2.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.72	0	5.72	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.57	0	9.57	Signed

Brown County, SD

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	6.42	2.67	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.82	2.27	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.26	1.83	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.99	2.1	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-4	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	8.27	0.82	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.41	1.36	8.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.78	1.31	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.63	1.46	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-5	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	5.25	0	5.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.02	2.07	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.75	2.34	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09		9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.53	1.56	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09		9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.6	3.49	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	11.05	2.48	13.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.37	1.37	Negotiation
[**]	[**]	[**]	[**]	[**]	[**]	10.03	0	10.03	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.81	1.22	9.03	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-6	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.37	2.72	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.86	2.3	5.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.98	0	4.98	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.28	1.81	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.28	3.57	8.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.87	0.14	4.01	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-7	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	6.57	0.7	7.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	0	2.62	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.66	0	2.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.62	0	2.62	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.45	2.64	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.99	0	1.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.57	3.26	9.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.57	3.26	9.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.9	0	1.9	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-8	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	6.07	3.02	9.09	Negotiation
[**]	[**]	[**]	[**]	[**]	[**]	6.82	3.07	9.89	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.64	0	3.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.56	0	3.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.53	0	5.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.45	0	5.45	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.26	0	3.26	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.25	0	6.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.86	0	5.86	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-9	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	2.84	0	2.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.78	0	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.31	0	5.31	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.09	0	6.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.78	0	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	16.55	0	16.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.43	0	0.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.06	0	9.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.3	1.26	4.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.56	0	4.56	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-10	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.08	0	9.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.08	0	9.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.58	0	2.58	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.53	4.53	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.96	0	1.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.95	0	3.95	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.57	0	2.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.09	0	7.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.58	0	2.58	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.26	0	0.26	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-11	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	18.18	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	14.75	0	14.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.61	0	4.61	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.88	0	5.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.12	10.75	20.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.81	0	6.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-12	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	6.11	6.11	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.91	0	5.91	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.16	0	3.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.71	0	5.71	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-13	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	0	5.43	5.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.66	0	3.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.4	0	3.4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.09	0	5.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.69	0	4.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.41	0	4.41	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.42	0.57	3.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	3.51	9.75	Denied
[**]	[**]	[**]	[**]	[**]	[**]	1.15	0	1.15	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-14	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	6.5	2.59	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.63	0	13.63	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.27	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.57	0	4.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.52	0	4.52	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.46	3.63	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.54	0	4.54	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-15	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.28	8.9	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.65	3.44	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.67	6.42	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.93	1.16	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.39	2.7	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	14.1	4.08	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.51	3.58	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	18.18	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.54	1.69	17.23	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.54	1.69	17.23	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-16	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	7.13	1.96	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.75	0	2.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.28	1.96	9.24	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	9.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.07	7.02	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	8.82	0.27	9.09	Easement Only

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-17	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	0	0.22	0.22	Signed

Day County, SD

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0	3.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.33	5.85	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.66		1.66	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.83	0.39	3.22	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.55	0	5.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.38	0.71	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.65	0	2.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.89	1.38	6.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.55	4.46	18.01	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.87	1.17	2.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.36	2.83	7.19	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-18	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	4.71	0.47	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.49	0.51	4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.66	1.35	2.01	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	5.52	1.63	7.15	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.57	3.61	9.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.89	8.61	16.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.5	0	0.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.32	9.32	Signed
[**]	[**]	[**]	[**]	[**]	[**]	14.76	3.42	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.9	1.19	9.09	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-19	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.09	3.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.85	0	10.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.37	0.41	3.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.01	1.38	3.39	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.89	2.66	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.55	4.17	5.72	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.11	2.62	4.73	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.56	0	3.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.86	0	1.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	11.34	4.51	15.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.91	0	15.91	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-20	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.71	8.85	13.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.94	5.34	9.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.81	1.47	9.28	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.61	2.48	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.26	0.83	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	15.36	1.52	16.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-21	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	4.16	0.39	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.43	4.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.72	9.72	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.76	0	2.76	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.05	0.5	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.74	1.35	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.21	1.34	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.41	2.68	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	1.78	1.78	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-22	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	8.87	0.22	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.28	3.15	9.43	Signed
[**]	[**]	[**]	[**]	[**]	[**]	16.64	1.54	18.18	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.1	2.99	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	6.46	2.63	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.93	2.16	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.1	2.99	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.65	4.37	6.02	Denied
[**]	[**]	[**]	[**]	[**]	[**]	4.76	4.33	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	0.52	0.52	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	7.25	1.84	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.03	3.83	4.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.15	1.4	4.55	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-23	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	8.12	0.97	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.81	2.28	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	12.3	6.03	18.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.24	11.82	18.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.63	1.37	2	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	1	1.14	2.14	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.12	3.52	10.64	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0.36	4.74	5.1	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.95	0	1.95	Denied
[**]	[**]	[**]	[**]	[**]	[**]	1.75	2.88	4.63	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.02	2.73	6.75	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.37	3.48	6.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.94	0	6.94	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	4.85	4.85	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-24	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	6.06	0	6.06	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.85	0	4.85	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.4	0	4.4	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.39	2.39	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.72	0	6.72	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0	12.97	12.97	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.68	1.45	4.13	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.79	1.79	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.69	2.4	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	8.27	0.82	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.26	0	18.26	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-25	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	0.03	0	0.03	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	4.88	0	4.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.64	11.22	12.86	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.4	2.56	3.96	Denied
[**]	[**]	[**]	[**]	[**]	[**]	0.85	4.32	5.17	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.04	1.14	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.75	0.43	5.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0	3.96	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.96	0.4	4.36	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.88	0	3.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.88	0	3.88	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.08	0	5.08	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.78	0.3	5.08	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-26	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	0.07	0.89	0.96	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.38	0	0.38	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	4.56	0	4.56	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.99	0	9.99	Signed
[**]	[**]	[**]	[**]	[**]	[**]			0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.19	0	5.19	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.62	0	4.62	Signed

Grant County, SD

Parcel ID	Landowner Name	Twp	Rng	Sec	Legal Description	Crop Acres	Pasture Acres	Total Acres	Option Status
[**]	[**]	[**]	[**]	[**]	[**]	8.43	0.66	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.6	0	4.6	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.27	0	2.27	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	8.94	8.94	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.6	0.79	1.39	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-27	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	2.29	5.48	7.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.53	5.29	5.82	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.34	0.75	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3	6.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	20.42	5.88	26.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.25	0	4.25	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.82	3.27	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	3.67	3.67	Signed
[**]	[**]	[**]	[**]	[**]	[**]	18.18	0	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Denied
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.84	0	4.84	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.47	0	0.47	Easement Only

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-28	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	9.09	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.21	0	9.21	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.42	0.69	2.11	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.81	0	5.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.04	0	5.04	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.3	0	2.3	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.31	0	0.31	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	4.67	0	4.67	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.39	2.3	11.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.91	0.31	11.22	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.05	0.05	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	2.99	6.1	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	2.07	2.07	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.57	0	1.57	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-29	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	3.54	1	4.54	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.87	0	6.87	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.57	0	1.57	Signed
[**]	[**]	[**]	[**]	[**]	[**]	20	10	30	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	1.95	1.95	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	4.55	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.17	0.17	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	7.36	1.42	8.78	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.67	0	8.67	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.65	1.44	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.22	2.87	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-30	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	3.67	5.42	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.83	0	0.83	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	10.01	3.63	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0	0	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	3.65	3.03	6.68	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.5	0	6.5	Signed
[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.65	0	1.65	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.9	1.74	3.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.6	0.49	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.2	0	2.2	Signed
[**]	[**]	[**]	[**]	[**]	[**]	2.33	0	2.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.49	2.6	9.09	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-31	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	13.31	0	13.31	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.98	0.57	4.55	Denied
[**]	[**]	[**]	[**]	[**]	[**]	3.03	0	3.03	Signed
[**]	[**]	[**]	[**]	[**]	[**]	5.68	0	5.68	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.77	0	7.77	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	8.48	8.48	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.42	1.67	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.64	2.91	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.81	0	1.81	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.12	2.8	11.92	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-32	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	5.76	0	5.76	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.1	0.1	Easement Only
[**]	[**]	[**]	[**]	[**]	[**]	5.04	13.14	18.18	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	9.09	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.55	0	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	1.16	0	1.16	Signed
[**]	[**]	[**]	[**]	[**]	[**]	6.83	5.78	12.61	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0.39	4.16	4.55	Signed
[**]	[**]	[**]	[**]	[**]	[**]	0	0.3	0.3	Easement Only

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-33	Confidential

[**]	[**]	[**]	[**]	[**]	[**]	13.64	0	13.64	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.69	0	8.69	Signed
[**]	[**]	[**]	[**]	[**]	[**]	9.09	0	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.6	1.42	9.02	Signed
[**]	[**]	[**]	[**]	[**]	[**]	3.33	0	3.33	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.63	4.46	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	4.53	4.56	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	7.94	1.15	9.09	Signed
[**]	[**]	[**]	[**]	[**]	[**]	8.3	0.52	8.82	Denied
[**]	[**]	[**]	[**]	[**]	[**]	17.95	0	17.95	Denied
[**]	[**]	[**]	[**]	[**]	[**]	7.64	0	7.64	Denied

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

C-34	Confidential

Execution Version

EXHIBIT P

METHODOLOGY FOR RECALCULATING INTERESTS FOR UPGRADES

A.	RULES OF CONSTRUCTION

This Exhibit P is referenced by and incorporated by reference to Section 4.4.1(ix)(ii) of this Agreement. Conversely, Section 4.4.1(ix)(ii) is incorporated by reference to this Exhibit P. As a result, the provisions of Section 4.4.1(ix)(ii) and Exhibit P will be read and interpreted as an aggregated whole, without priority or preference to either the section or the exhibit.

B.	PRELIMINARY CALCULATIONS AND METHODS OF COMPUTATION

1.	Project Capacity / Units of Measure. For purposes of recalculation of Ownership Percentages, Project Capacity will be expressed in Megavolt Amps (“MVA”).

(a)	Base Project Capacity. “Base MVA” means the MVA associated with the Project Capacity in effect from time to time determined without giving effect to any adjustments to MVA resulting from an MVA Increment (as defined below) corresponding to a pending Upgrade, except as such adjustment is given effect pursuant to clause (ii) of this Section 1(a) below.

(i)	Promptly following the Substantial Completion Date, the Maintenance Provider will determine the Base MVA as of such date.

(ii)	Base MVA will be adjusted (increased) following the recalculation of Ownership Percentages as a result of an MVA Increment (defined below), which adjustment will be upon completion of the Non-Pro Rata Upgrade.

(b)	Effect of Upgrades on Base MVA. The incremental increase from the Base MVA resulting from an Upgrade (“MVA Increment”) will be allocated to the Owners based on the percentages agreed upon by the Owners (“Upgrade OP”).

(c)	Effect of Upgrades on Ownership Percentage.

Execution Version

(i)	Pro Rata Upgrade. In the event of a Pro Rata Upgrade (an Upgrade in which the Owners contributions toward Upgrade Costs are in proportion to each such Owner’s Ownership Percentage immediately prior to the Upgrade (“Base OP)), the Ownership Percentages of the Owners will not be adjusted to reflect the additional capital investment made by the Owners.

(ii)	Non-Pro Rata Upgrade. In the event of a Non-Pro Rata Upgrade, the Ownership Percentage of the Owners will be recalculated and adjusted (“Adjusted OP”). The Adjusted OP will be calculated by weighting and apportioning (y) the Base OP and (z) the Upgrade OP of such Owner in the Upgrade. The Owner Incremental MVA of the Upgrade is expressed in the following formula: [Upgrade OP x MVA Increment]. The Adjusted OP is expressed in the following formula: [(Owner’s Base MVA + Owner Incremental MVA)/(Base MVA + Incremental MVA)]. For purposes of future recalculations of Ownership Percentages, the Adjusted OP will become the Base OP and the Adjusted OP shall become effective on the later of (A) the date on which a revised Schedule 2 to the Transmission Capacity Exchange Agreement reflecting the change is accepted for filing by the FERC, or (B) the date specified by the Owners as the effective date of the change.

2.	Effect of Certain Upgrades on Ownership Percentage. If an Upgrade increases the Project Capacity to only a portion of the Project, the Owners will cooperate in determining the appropriate Ownership Percentages on the various portions of the Project. Any such change in the Ownership Percentages shall become effective on the later of (A) the date on which a revised Schedule 2 to the Transmission Capacity Exchange Agreement reflecting the change is accepted for filing by the FERC, or (B) the date specified by the Owners as the effective date of the change.

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